UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8056

Praxis Mutual Funds

(Exact name of registrant as specified in charter)

1110 N. Main Street

Goshen, IN 46527

(Address of principal executive offices) (Zip code)

Anthony Zacharski

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 977-2947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1.	Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Praxis Mutual Funds

Annual Report

for the 12 months ending Dec. 31, 2014

Praxis Mutual Funds	Class A	Class I
Intermediate Income Fund	MIIAX	MIIIX
International Index Fund	MPLAX	MPLIX
Value Index Fund	MVIAX	MVIIX
Growth Index Fund	MGNDX	MMDEX
Small Cap Fund	MMSCX	MMSIX

Praxis Genesis Portfolios	Class A
Conservative Portfolio	MCONX
Balanced Portfolio	MBAPX
Growth Portfolio	MGAFX

Message from the President	Annual report to shareholders

Dear Praxis shareholder:

In many ways, 2014 was a continuation on the theme we’ve experienced over the past few years. The U.S. economy continued to improve – sometimes with surprising strength – while the rest of the world struggled to regain its prior form. For one thing, the unemployment rate in the U.S. fell throughout the year. Economic growth was slow in the first quarter (in part due to weather), but it regained its strength during the second and third quarters. And, corporate profits continued to be fairly strong.

All of this is good news for the average investor, who is hoping to achieve a positive return. But, increasingly, investors want to accomplish more than just a positive return in their portfolios. More and more people hope to make an impact through their investments – looking for ways to enhance and enrich their local and global communities.

This is exactly what Praxis Mutual Funds is trying to accomplish, through our stewardship investing strategy – a philosophy of financial decision-making that balances social and financial considerations and is motivated and informed by Praxis Mutual Funds’ faith convictions. Our focus is driven by our core values, which include the need to respect the dignity and value of all people, demonstrate a concern for justice in a global society and work toward environmental sustainability.

At Praxis, we apply this approach to all of our mutual funds. Particularly noteworthy is the Praxis Intermediate Income Fund, which holds more than 17 percent of its assets in positive social impact bonds. In 2014, some of the most significant purchases made by the Fund include:

•	$2.5 million in the first ever Education, Youth and Employment (EYE) Bond through the Inter-American Development Bank, designed to support loans that specifically focus on education, youth and employment programs in the Caribbean and Latin America.

•	$1 million in the very first REIT green bond through Regency Centers, and another $1 million in a green bond offering from Vornado Realty, to go toward the acquisition, construction, development or redevelopment of LEED certified buildings.

•	Along with Everence, a $3.5 million purchase in the auto industry’s inaugural green bond through Toyota Financial Services. Proceeds of the bond will fund new retail finance and lease contracts for qualified Toyota and Lexus hybrid or alternative fuel powertrain vehicles.

At Praxis, we are committed to looking at both our financial returns and the impact of our investments on others. This is why we continue to participate in green bonds and other positive impact investments.

On the following pages, you will find portfolio managers’ letters and performance reviews for each of the Praxis Mutual Funds. I encourage you to read these letters for further explanation of our investment strategies and perspectives. In addition, you will find an update on our stewardship investing activities. The work we do on your behalf in company screening, shareholder advocacy and community development are reminders that you are investing in what matters.

Thank you for investing in what matters, with Praxis Mutual Funds. We are doing better together – making a difference in the world, one investment at a time. We appreciate your support.

Sincerely,

David C. Gautsche

President

Praxis Mutual Funds are advised by Everence Capital Management and distributed through FINRA member BHIL Distributors, Inc.

The Fund’s stewardship investing strategy could cause the fund to sell or avoid securities that may subsequently perform well, and the application of social screens may cause the Fund to lag the performance of its index.

The views expressed are those of the Praxis Mutual Funds president as of Dec. 31, 2014, are subject to change, and may differ from the views of portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Message from the Vice President of Stewardship Investing	Annual report to shareholders

The implementation of a strong, values-driven investment program integrating environmental, social and governance (ESG) considerations can take many forms. Praxis Mutual Funds continually works to expand its efforts in these areas, exploring all opportunities to help ensure our processes reflect our strong commitment to stewardship investing values. Some of the highlights in 2014 include:

•	Implementation of a new environmental screen designed to integrate forward-looking data related to the impact of climate change. Launched at the end of 2013, we have worked closely with long-time social research partner, MSCI ESG Research, to ensure we are making a difference through our investments, and not just a statement as the world moves toward a low carbon future. This new screen significantly impacted our list of restricted companies, adding all coal and nearly-all major tar sands companies, in addition to others with high climate risk.

•	Relatedly, Praxis has continued its commitment to help fund the low-carbon energy transition through the Praxis Intermediate Income Fund, which has become a recognized leader in green bonds and renewable energy investments. In 2014, the Fund invested in at least three-quarters of the new-issue, U.S. labeled green bonds – making it one of the most committed investors in these types of investments in the socially responsible investing mutual fund space. In addition, we continue to invest in other “positive social impact” bonds, which altogether account for over 17 percent of the Fund’s assets.

•	Proxy voting remains a critical means of communicating our concerns and priorities as values-driven investors to the management of the corporations in which we invest. In 2014, we supported shareholder measures to encourage positive policy changes and corporate reform. Overall, Praxis voted on more than 10,000 corporate resolutions during 784 company meetings, addressing issues of corporate governance, environmental practices and human rights.

•	Shareholder advocacy remains one of our most effective tools in impacting the world through our investments. In 2014, through collaborative shareholder advocacy work, Praxis was pleased to be part of positive corporate changes, including:

Avon’s announcement to remove triclosan, a suspected endocrine disrupter, from all beauty and personal care products.

Anglo American’s decision to withdraw from the proposed Pebble Mine project in Bristol Bay, Alaska, which threatened endangered habitats and indigenous communities.

ConocoPhillips’s commitment to set an aggressive 3 to 5 percent carbon-reduction target for 2015, following shareholder engagement on concerns about carbon asset risk.

Statoil’s withdrawal, for a minimum of three years, from its tar sands project in Alberta, Canada. This follows productive engagement with shareholders on the topic of carbon asset risk.

Prior to the August United Nations Climate Summit, a joint call with over 350 global investors – including Praxis – representing over $24 trillion in assets, asking government leaders to provide stable, reliable and economically meaningful carbon pricing that helps redirect investment commensurate with the scale of the climate change challenge.

Hershey’s first corporate sustainability report detailing its efforts to address poverty and child slavery in West Africa. This report includes the announcement that Hershey purchased nearly 18 percent of its cocoa beans in 2013 from sources certified for environmental and labor standards, nearly doubling its earlier projections. The company is seeking to purchase 100 percent certified beans by 2020.

Amazon, at the urging of a shareholder coalition including Praxis, removed many semi-automatic weapons accessories from its online catalog.

•	Praxis Mutual Funds continues to be a leader among SRI/ESG mutual funds in dedicating a full 1 percent in every Fund to community development investing. These investments focus on opening doors of economic opportunity for disadvantaged individuals and communities. Recent investments include:

Partners for the Common Good, a faith-based community lending organization making loans across the country.

Craft3, a community development financial institution with a mission to strengthen economic, ecological and family resilience in Pacific Northwest.

Opportunity Fund, a California-based microloan and micro-savings institution.

Message from the Vice President of Stewardship Investing (continued)	Annual report to shareholders

We believe you – and our world – deserve to engage every opportunity to make a difference through the investments you hold. Praxis Mutual Funds is committed to understanding and implementing these opportunities while faithfully and productively managing financial performance.

Mark Regier

Vice President of Stewardship Investing

Everence Financial

Praxis Mutual Funds are advised by Everence Capital Management and distributed through FINRA member BHIL Distributors, Inc.

The views expressed are those of the Praxis Mutual Funds Vice President of Stewardship Investing as of Dec. 31, 2014, are subject to change, and may differ from the views of portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Intermediate Income Fund

Annual report to shareholders

Portfolio Managers’ Commentary

For the year ended Dec. 31, 2014, the Praxis Intermediate Income Fund’s Class I Shares had a return of 5.66 percent, and the Class A Shares (without load) returned 5.21 percent. The Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, returned 5.97 percent.

The Fund and the benchmark both benefitted, on an absolute basis, from the sharp decline in Treasury rates for maturities five years and longer. The five-year Treasury began the year at 1.74 percent and ended it at 1.65 percent. Further out the yield curve, the 10-year Treasury yield fell from 3.03 percent to 2.17 percent, while the 30-year Treasury fell from 3.70 percent to 2.75 percent. When bond prices rise, interest rates generally fall. The longer the maturity, the greater the price increase for a given fall in interest rates. We generally expected interest rates to rise in 2014, and that led us to have a shorter duration than the benchmark. This call on interest rates was the biggest factor for our underperformance versus the benchmark.

For the year, the best performing asset classes were CMBS (Commercial Mortgage Backed Securities), ABS (Asset Backed Securities) and agencies. The Fund was overweight in all three of these asset classes, and this was beneficial to our performance versus the benchmark.

For 2015, we expect a continuation from the second half of 2014 of the solid growth pattern for the U.S. economy. We expect growth to be around 3 percent. We also expect the unemployment rate to fall below 5.5 percent, which should lead the Federal Reserve to begin raising the federal funds rate in 2015.

While we believe that eventually this will push interest rates up across the yield curve, there are some major uncertainties. First, Europe is struggling to generate any economic growth, which is leading the European Central Bank to engage in quantitative easing. This has driven interest rates in Germany to record lows. As a result, capital is flowing to the U.S. bond market to buy bonds at interest rates that are comparatively high.

Further, falling oil prices are driving down inflation, which lessens the Federal Reserve’s urgency to raise interest rates. On top of this, the dollar is strong versus other currencies. So while normally a strong economy in the U.S. and a more restrictive Federal Reserve policy would push up rates, this has only happened for short maturities so far. We do not believe that rates will stay low throughout the year, but these factors may limit how high rates will rise.

One of the more exciting parts of 2014 for the Fund was the growth of the positive impact bond portion of our portfolio. By year-end, 17 percent of the Fund was invested in bonds that benefit the climate and/or the community. This story has been attracting interest from new investors around the country. Putting positive impact bonds in the Fund that have competitive returns at appropriate risk levels has made for a very compelling story.

As we move into 2015, we are positioned for higher rates in the long run, but are looking at a variety of strategies to take advantage of the opportunities we see in corporate bonds and other parts of the bond market.

Benjamin J. Bailey, CFA®

Praxis Intermediate Income Fund Co-Manager

Everence Financial

Delmar King

Praxis Intermediate Income Fund Co-Manager

Everence Financial

The views expressed are those of the portfolio managers as of Dec. 31, 2014, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Intermediate Income Fund

Performance Review

Growth of $10,000 investment from 12/31/04 to 12/31/14

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 3.75%) of the Fund and the Barclay’s Capital Aggregate Bond Index from 12/31/04 to 12/31/14, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross / Net
Intermediate Income Fund
Class A (Without Load)		5.21%	2.68%	4.13%	4.54%	1.00%	0.95%
Class A *		1.26%	1.40%	3.34%	4.14%
Class I **	5/1/06	5.66%	3.08%	4.55%	4.83%	0.55%	0.55%
Barclays Capital Aggregate Bond Index[1]		5.97%	2.66%	4.45%	4.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*     The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 3.75%.

**   Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

*** Reflects the expense ratios as reported in the Prospectus dated April 30, 2014. Contractual fee waivers are in effect from May 1, 2014 through April 30, 2015 for Class A.

1    Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Intermediate Income Fund
December 31, 2014

	PRINCIPAL AMOUNT	FAIR VALUE
ASSET BACKED SECURITIES—3.5%
Ally Auto Receivables Trust, 0.74%, 4/15/16	$269,905	$269,972
Ally Auto Receivables Trust, 1.61%, 5/16/16	182,340	182,536
Ally Auto Receivables Trust, 1.75%, 3/15/16	93,709	93,751
Beacon Container Finance LLC, 3.72%, 9/20/27(a)	388,059	392,892
Cabela’s Credit Card Master Note Trust, 0.76%, 6/17/19+(a)	1,000,000	1,003,090
CLI Funding LLC, 2.83%, 3/18/28(a)	825,000	807,046
Cronos Containers Program I Ltd., 3.27%, 11/18/29(a)	990,741	990,023
Domino’s Pizza Master Issuer LLC, 5.22%, 1/25/42(a)	966,250	1,012,971
Fairway Outdoor Funding LLC, 4.21%, 10/15/42(a)	469,880	471,303
Ford Credit Auto Owner Trust, 0.51%, 4/15/17	902,646	902,555
Global SC Finance II SRL, 2.98%, 4/17/28(a)	958,333	948,815
GTP Acquisition Partners I LLC, 4.35%, 6/15/16(a)	800,000	814,812
Honda Auto Receivables Owner Trust, 0.74%, 10/15/18	985,000	985,263
Hyundai Auto Receivables Trust, 1.30%, 2/15/18	744,992	748,664
Hyundai Auto Receivables Trust, 1.65%, 2/15/17	127,540	127,646
SBA Tower Trust, 2.90%, 10/15/19(a)	525,000	526,377
Solarcity LMC Series I LLC, 4.80%, 11/20/38(a)	842,123	881,398
Textainer Marine Containers III Ltd., 3.27%, 10/20/39(a)	491,667	491,031
Toyota Auto Receivables Owner Trust, 0.67%, 12/15/17	1,900,000	1,897,918
Trip Rail Master Funding LLC, 2.66%, 7/15/41+(a)	589,048	603,590

TOTAL ASSET BACKED SECURITIES		14,151,653

COMMERCIAL MORTGAGE BACKED SECURITIES—4.5%
Bear Stearns Commercial Mortgage Securities, 4.67%, 6/11/41	758,853	762,340
Bear Stearns Commercial Mortgage Securities, 5.12%, 2/11/41+	369,420	369,427
Bear Stearns Commercial Mortgage Securities, 5.54%, 9/11/41	1,898,446	1,996,455
Bear Stearns Commercial Mortgage Securities, 5.74%, 9/11/42+	1,000,000	1,093,654
Commercial Mortgage Pass Through Certificates, 2.85%, 10/15/45	1,000,000	1,000,885
Commercial Mortgage Pass Through Certificates, 3.39%, 5/15/45	1,000,000	1,040,106
CSMC, 5.38%, 2/15/40(a)	738,944	769,150
CSMC, 5.47%, 9/16/39+(a)	761,520	793,116
DBUBS Mortgage Trust, 3.74%, 11/10/46(a)	820,921	841,009
FHLMC Multifamily Structured Pass Through Certificates, 5.09%, 3/25/19	1,140,000	1,279,814
JPMorgan Chase Commercial Mortgage Securities Corp., 4.92%, 10/15/42+	872,547	884,306
JPMorgan Chase Commercial Mortgage Securities Corp., 5.40%, 5/15/45	1,847,682	1,944,146
ML-CFC Commercial Mortgage Trust, 5.42%, 8/12/48	250,000	262,465

	PRINCIPAL AMOUNT	FAIR VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES—4.5%, continued
Morgan Stanley Capital I, Inc., 3.88%, 9/15/47(a)	$1,000,000	$1,019,722
Morgan Stanley Capital I, Inc., 5.81%, 8/12/41+	1,000,000	1,049,165
OBP Depositor LLC Trust, 4.65%, 7/15/45(a)	1,040,000	1,152,115
RBSCF Trust, 5.94%, 2/16/51+(a)	1,044,347	1,088,097
RBSCF Trust, 6.04%, 12/16/49+(a)	908,465	960,530

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES		18,306,502

FOREIGN BONDS—2.2%
Arab Republic of Egypt, 4.45%, 9/15/15	2,000,000	2,057,434
Export Development Canada, 0.88%, 1/30/17	1,500,000	1,500,232
Hashemite Kingdom of Jordan, 2.50%, 10/30/20	5,000,000	5,083,305

TOTAL FOREIGN BONDS		8,640,971

MUNICIPAL BONDS—3.2%
Bridgeport Connecticut Housing Authority, 1.85%, 12/15/18	275,000	276,042
Cincinnati Ohio Water System Rev., 6.46%, 12/01/34	600,000	692,580
City of Lancaster PA, 5.59%, 11/15/34	1,000,000	1,028,100
Columbus Multi-High School Building Corp. Rev., 6.45%, 1/15/30	1,000,000	1,095,040
Findlay City School District, 6.25%, 12/01/37	270,000	275,781
Florida Housing Finance Corp. Multifamily Housing Rev. Garden Vista Apartments, 0.55%, 3/01/16(a)	1,000,000	1,000,190
Florida Housing Finance Corp. Multifamily Housing Rev. Ridge Club Apartments, 0.40%, 12/01/15	1,000,000	999,580
Fort Wayne International Airport Air Trade Center Building Corp., 4.25%, 7/15/16	500,000	516,780
Houston Independent School District, 6.17%, 2/15/34	1,000,000	1,141,040
Indianapolis Public School Multi-School Building, 5.73%, 7/15/29	1,500,000	1,662,375
LL&P Wind Energy, Inc., 5.73%, 12/01/17(a)	650,000	657,481
New Jersey St Housing and Mortgage Finance, 2.60%, 7/01/23	455,000	470,452
Osceola County Housing Finance Authority Rev., 3.35%, 7/01/23	315,000	332,149
State of Hawaii, Department of Business Economic Development & Tourism, 1.47%, 7/01/22	1,000,000	1,000,850
Warm Springs Reservation Confederated Tribe, 8.25%, 11/01/19	895,000	992,967
Wisconsin Department of Transportation, 5.84%, 7/01/30	800,000	893,264

TOTAL MUNICIPAL BONDS		13,034,671

CORPORATE BONDS—37.3%
AUTO COMPONENTS—0.6%
BorgWarner, Inc., 5.75%, 11/01/16	1,000,000	1,075,209
Delphi Corp., 5.00%, 2/15/23	492,000	525,200
Delphi Corp., 6.13%, 5/15/21	150,000	163,500
TRW Automotive, Inc., 4.50%, 3/01/21(a)	500,000	502,500

		2,266,409

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund
December 31, 2014

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—37.3%, continued
BANKS—1.7%
Bank of America Corp., 1.35%, 11/21/16	$1,000,000	$997,157
Bank of America Corp., 5.65%, 5/01/18	1,250,000	1,388,716
Citigroup, Inc., 4.45%, 1/10/17	500,000	528,542
Citigroup, Inc., 6.13%, 11/21/17	1,000,000	1,115,084
JPMorgan Chase & Co., 4.63%, 5/10/21	500,000	550,298
JPMorgan Chase Bank NA, 5.88%, 6/13/16	700,000	746,185
Manufacturers & Traders Trust Co., 6.63%, 12/04/17	600,000	678,796
Wells Fargo & Co., 3.50%, 3/08/22	887,000	925,963

		6,930,741

BEVERAGES—0.3%
Bottling Group LLC, 5.13%, 1/15/19	1,000,000	1,117,964

BIOTECHNOLOGY—0.3%
Amgen, Inc., 5.70%, 2/01/19	1,000,000	1,124,878

BUILDING PRODUCTS—0.3%
Masco Corp., 6.13%, 10/03/16	500,000	530,250
Owens Corning, 4.20%, 12/01/24	750,000	740,150

		1,270,400

CAPITAL MARKETS—1.7%
Goldman Sachs Group, Inc., 6.00%, 6/15/20	1,200,000	1,387,234
Jefferies Group LLC, 8.50%, 7/15/19	900,000	1,078,470
Morgan Stanley, 5.63%, 9/23/19	1,500,000	1,693,191
Raymond James Financial, Inc., 8.60%, 8/15/19	1,000,000	1,241,569
State Street Corp., 7.35%, 6/15/26	1,000,000	1,335,455

		6,735,919

CHEMICALS—0.6%
Methanex Corp., 6.00%, 8/15/15	1,000,000	1,030,255
NOVA Chemicals Corp., 5.25%, 8/01/23(a)	500,000	505,000
Potash Corp of Saskatchewan, Inc., 5.88%, 12/01/36	840,000	1,036,642

		2,571,897

COMMERCIAL SERVICES & SUPPLIES—0.2%
Steelcase, Inc., 6.38%, 2/15/21	750,000	865,738

CONSTRUCTION MATERIALS—0.3%
Martin Marietta Materials, Inc., 6.60%, 4/15/18	1,000,000	1,133,639

CONSUMER FINANCE—0.6%
Ally Financial, Inc., 3.25%, 9/29/17	500,000	500,000
Ford Motor Credit Co. LLC, 4.25%, 2/03/17	500,000	525,034
Ford Motor Credit Co. LLC, 7.00%, 4/15/15	1,000,000	1,017,207
Harley-Davidson Financial Services, Inc., 2.70%, 3/15/17(a)	500,000	512,328

		2,554,569

CONTAINERS & PACKAGING—0.1%
Sonoco Products Co., 5.75%, 11/01/40	500,000	597,367

DIVERSIFIED CONSUMER SERVICES—0.2%
Washington Post Co., 7.25%, 2/01/19	575,000	647,871

DIVERSIFIED FINANCIAL SERVICES—0.9%
General Electric Capital Corp., 6.15%, 8/07/37	1,000,000	1,304,327
Moody’s Corp., 5.50%, 9/01/20	1,000,000	1,135,454
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	780,000	1,016,129

		3,455,910

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—37.3%, continued
DIVERSIFIED TELECOMMUNICATION SERVICES—0.6%
Frontier Communications Corp., 7.13%, 3/15/19	$750,000	$821,250
Verizon Communications, Inc., 2.55%, 6/17/19	485,000	488,845
Verizon Communications, Inc., 6.00%, 4/01/41	500,000	589,315
Verizon Communications, Inc., 6.55%, 9/15/43	500,000	640,575

		2,539,985

EDUCATION—0.3%
Massachusetts Institute of Technology, 3.96%, 7/01/38	1,000,000	1,060,529

ELECTRIC UTILITIES—2.2%
Florida Power & Light Co., 4.05%, 10/01/44	500,000	524,360
ITC Holdings Corp., 5.50%, 1/15/20(a)	500,000	538,756
MidAmerican Energy Co., 6.75%, 12/30/31	1,500,000	2,086,231
NextEra Energy Capital Holdings, Inc., 2.70%, 9/15/19	500,000	505,144
Oncor Electric Delivery Co. LLC, 6.80%, 9/01/18	750,000	874,217
Pennsylvania Electric Co., 5.20%, 4/01/20	500,000	551,251
Portland General Electric Co., 6.10%, 4/15/19	1,100,000	1,274,460
Potomac Edison Co., 5.13%, 8/15/15	1,000,000	1,026,135
Potomac Electric Power Co., 6.50%, 11/15/37	1,000,000	1,391,721

		8,772,275

ELECTRICAL EQUIPMENT—0.1%
Thomas & Betts Corp., 5.63%, 11/15/21	500,000	587,381

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
Arrow Electronics, Inc., 3.00%, 3/01/18	165,000	169,197
Arrow Electronics, Inc., 3.38%, 11/01/15	500,000	509,014

		678,211

FOOD & STAPLES RETAILING—0.8%
Koninklijke Ahold NV, 7.82%, 1/02/20	489,168	544,200
Smith’s Food & Drug Centers, Inc. Pass Through Trust, 9.20%, 7/02/18	1,051,053	1,194,215
Wal-Mart Stores, Inc., 7.55%, 2/15/30	1,000,000	1,472,705

		3,211,120

FOOD PRODUCTS—0.8%
Bunge Ltd. Finance Corp., 3.20%, 6/15/17	1,000,000	1,028,243
Cargill, Inc., 7.50%, 9/01/26(a)	1,250,000	1,705,696
ConAgra Foods, Inc., 4.95%, 8/15/20	500,000	549,186

		3,283,125

FOREIGN AGENCY—0.4%
KFW, 1.75%, 10/15/19	1,500,000	1,502,325

GAS UTILITIES—0.3%
Indiana Gas Co., Inc., 6.55%, 6/30/28	250,000	296,009
Laclede Group, Inc., 2.55%, 8/15/19	285,000	282,712
National Fuel Gas Co., 6.50%, 4/15/18	500,000	569,718

		1,148,439

HEALTH CARE EQUIPMENT & SUPPLIES—0.6%
DENTSPLY International, Inc., 2.75%, 8/15/16	570,000	582,452
Mallinckrodt International Finance SA, 3.50%, 4/15/18	500,000	483,125

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund
December 31, 2014

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—37.3%, continued
HEALTH CARE EQUIPMENT & SUPPLIES—0.6%, continued
Medtronic, Inc., 2.50%, 3/15/20(a)	$625,000	$626,639
Zimmer Holdings, Inc., 4.63%, 11/30/19	500,000	546,183

		2,238,399

HEALTH CARE PROVIDERS & SERVICES—0.7%
Howard Hughes Medical Institute, 3.50%, 9/01/23	1,500,000	1,568,532
Laboratory Corp of America Holdings, 3.13%, 5/15/16	500,000	513,130
McKesson Corp., 6.00%, 3/01/41	474,000	586,375

		2,668,037

HOME BUILDERS—0.2%
DR Horton, Inc., 3.63%, 2/15/18	750,000	759,375

HOTELS, RESTAURANTS & LEISURE—0.4%
Brinker International, Inc., 2.60%, 5/15/18	500,000	499,044
Darden Restaurants, Inc., 3.35%, 11/01/22	145,000	134,250
Hyatt Hotels Corp., 3.38%, 7/15/23	1,000,000	980,546

		1,613,840

HOUSEHOLD PRODUCTS—0.1%
Church & Dwight Co., Inc., 3.35%, 12/15/15	500,000	510,907

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—2.1%
FPL Energy American Wind LLC, 6.64%, 6/20/23(a)	713,525	713,525
FPL Energy National Wind LLC, 5.61%, 3/10/24(a)	387,283	387,283
Harper Lake Solar Funding Corp., 7.65%, 12/31/18(a)	660,412	680,225
LS Power Funding Corp., 8.08%, 12/30/16	642,165	684,708
Midland Cogeneration Venture LP, 5.25%, 3/15/25(a)	246,773	254,201
Midland Cogeneration Venture LP, 6.00%, 3/15/25(a)	605,058	647,512
NRG Yield Operating LLC, 5.38%, 8/15/24(a)	500,000	507,500
Salton Sea Funding Corp., 7.48%, 11/30/18	557,880	577,577
Solar Star Funding LLC, 5.38%, 6/30/35(a)	500,000	528,586
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17(a)	947,542	986,601
Tenaska Virginia Partners LP, 6.12%, 3/30/24(a)	414,960	460,636
Topaz Solar Farms LLC, 5.75%, 9/30/39(a)	800,000	902,547
TransAlta Corp., 4.75%, 1/15/15	500,000	500,448
TransAlta Corp., 6.65%, 5/15/18	500,000	561,042
Utility Contract Funding LLC, 7.94%, 10/01/16(a)	294,627	311,981

		8,704,372

INDUSTRIAL CONGLOMERATES—0.1%
Ingersoll-Rand Global Holding Co. Ltd., 2.88%, 1/15/19	500,000	507,887

INSURANCE—2.5%
Fidelity National Financial, Inc., 5.50%, 9/01/22	725,000	789,868
Horace Mann Educators Corp., 6.85%, 4/15/16	750,000	802,183
Kemper Corp., 6.00%, 11/30/15	800,000	833,955

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—37.3%, continued
INSURANCE—2.5%, continued
Liberty Mutual Group, Inc., 4.95%, 5/01/22(a)	$1,050,000	$1,135,962
Markel Corp., 3.63%, 3/30/23	400,000	402,285
Marsh & McLennan Cos., Inc., 2.35%, 9/10/19	250,000	250,366
Montpelier Re Holdings Ltd., 4.70%, 10/15/22	250,000	257,554
OneBeacon US Holdings Inc, 4.60%, 11/09/22	1,000,000	1,040,076
Progressive Corp., 6.70%, 6/15/37+	500,000	540,875
Provident Cos., Inc., 7.00%, 7/15/18	340,000	388,601
Prudential Financial, Inc., 5.87%, 9/15/42+	500,000	527,500
RLI Corp., 4.88%, 9/15/23	1,000,000	1,053,598
TIAA Asset Management Finance Co. LLC, 2.95%, 11/01/19(a)	1,000,000	1,001,935
W.R. Berkley Corp., 4.63%, 3/15/22	250,000	268,081
W.R. Berkley Corp., 6.15%, 8/15/19	710,000	801,346

		10,094,185

IT SERVICES—0.3%
Broadridge Financial Solutions, Inc., 3.95%, 9/01/20	500,000	519,713
Xerox Corp., 2.75%, 3/15/19	500,000	501,248

		1,020,961

MACHINERY—0.8%
Harsco Corp., 5.75%, 5/15/18	750,000	789,375
Kennametal, Inc., 2.65%, 11/01/19	955,000	944,895
Pall Corp., 5.00%, 6/15/20	500,000	544,768
Snap-On, Inc., 4.25%, 1/15/18	500,000	529,980
Valmont Industries, Inc., 6.63%, 4/20/20	334,000	391,993

		3,201,011

MEDIA—0.8%
Comcast Corp., 4.75%, 3/01/44	500,000	557,196
Comcast Corp., 5.15%, 3/01/20	1,000,000	1,132,520
Omnicom Group, Inc., 6.25%, 7/15/19	1,000,000	1,159,210
Time Warner Cable, Inc., 4.50%, 9/15/42	500,000	513,972

		3,362,898

METALS & MINING—0.4%
Newcrest Finance Pty Ltd., 4.45%, 11/15/21(a)	1,000,000	950,278
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	705,000	690,939

		1,641,217

MULTILINE RETAIL—0.3%
Dollar General Corp., 4.13%, 7/15/17	700,000	721,921
Macy’s Retail Holdings, Inc., 9.50%, 4/15/21	585,000	687,358

		1,409,279

MULTI-UTILITIES—0.7%
Consumers Energy Co., 6.70%, 9/15/19	750,000	894,134
Puget Energy, Inc., 5.63%, 7/15/22	750,000	867,846
Puget Sound Energy, Inc., 6.74%, 6/15/18	1,000,000	1,155,580

		2,917,560

OIL, GAS & CONSUMABLE FUELS—2.3%
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,000,000	1,332,184
Continental Resources, Inc., 4.50%, 4/15/23	200,000	190,230
Denbury Resources, Inc., 4.63%, 7/15/23	600,000	520,500

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund
December 31, 2014

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—37.3%, continued
OIL, GAS & CONSUMABLE FUELS—2.3%, continued
Enbridge Energy Partners LP, 5.20%, 3/15/20	$500,000	$544,811
Florida Gas Transmission Co. LLC, 4.00%, 7/15/15(a)	1,000,000	1,013,805
Golden State Petroleum Transport Corp., 8.04%, 2/01/19	288,400	260,781
Kern River Funding Corp., 6.68%, 7/31/16(a)	491,177	521,975
Merey Sweeny LP, 8.85%, 12/18/19(a)	512,289	591,500
Northern Natural Gas Co., 4.10%, 9/15/42(a)	1,000,000	1,035,919
Pioneer Natural Resources Co., 5.88%, 7/15/16	500,000	531,040
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20(a)	619,400	664,307
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.83%, 9/30/16(a)	379,000	394,634
Spectra Energy Capital LLC, 6.75%, 7/15/18	800,000	903,917
Texas Gas Transmission LLC, 4.60%, 6/01/15	1,000,000	1,012,843

		9,518,446

PAPER & FOREST PRODUCTS—0.4%
Domtar Corp., 9.50%, 8/01/16	702,000	774,957
PH Glatfelter Co., 5.38%, 10/15/20	750,000	763,125

		1,538,082

PHARMACEUTICALS—0.1%
AbbVie, Inc., 2.00%, 11/06/18	500,000	498,322

PROFESSIONAL SERVICES—0.6%
Dun & Bradstreet Corp., 2.88%, 11/15/15	250,000	251,814
Dun & Bradstreet Corp., 4.38%, 12/01/22	1,000,000	1,022,939
Verisk Analytics, Inc., 5.80%, 5/01/21	960,000	1,081,614

		2,356,367

REAL ESTATE INVESTMENT TRUSTS (REITS)—1.1%
ERP Operating LP, 7.13%, 10/15/17	1,104,000	1,259,362
Health Care REIT, Inc., 4.70%, 9/15/17	1,018,000	1,093,789
National Retail Properties, Inc., 3.80%, 10/15/22	250,000	256,608
Regency Centers LP, 3.75%, 6/15/24	1,000,000	1,017,639
Vornado Realty LP, 2.50%, 6/30/19	1,000,000	991,337

		4,618,735

ROAD & RAIL—1.9%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	1,000,000	1,233,761
Burlington Northern Santa Fe LLC, 7.16%, 1/02/20	660,223	738,015
ERAC USA Finance LLC, 5.90%, 11/15/15(a)	1,000,000	1,043,364
JB Hunt Transport Services, Inc., 3.38%, 9/15/15	1,000,000	1,017,159
Kansas City Southern de Mexico SA de CV, 2.35%, 5/15/20	500,000	479,786
Norfolk Southern Corp., 4.84%, 10/01/41	1,000,000	1,109,319
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.75%, 5/11/17(a)	1,000,000	1,045,108
TTX Co., 4.90%, 3/01/15(a)	1,000,000	1,006,572

		7,673,084

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—37.3%, continued
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.5%
Applied Materials, Inc., 7.13%, 10/15/17	$500,000	$566,915
KLA-Tencor Corp., 3.38%, 11/01/19	600,000	611,298
Maxim Integrated Products, Inc., 3.38%, 3/15/23	500,000	492,676
Xilinx, Inc., 2.13%, 3/15/19	500,000	496,788

		2,167,677

SOFTWARE—0.1%
Symantec Corp., 2.75%, 6/15/17	500,000	507,373

SPECIALTY RETAIL—0.6%
Advance Auto Parts, Inc., 4.50%, 1/15/22	402,000	426,725
Ethan Allen Global, Inc., 5.38%, 10/01/15	500,000	506,250
O’Reilly Automotive, Inc., 3.80%, 9/01/22	1,000,000	1,033,009
Staples, Inc., 2.75%, 1/12/18	580,000	579,394

		2,545,378

SUPRANATIONAL—5.6%
African Development Bank, 0.75%, 10/18/16	1,000,000	1,000,151
European Bank for Reconstruction & Development, 1.63%, 4/10/18	500,000	503,006
European Investment Bank, 2.50%, 10/15/24	1,000,000	1,014,369
Inter-American Development Bank, 1.50%, 9/25/18	2,500,000	2,502,128
Inter-American Development Bank, 2.13%, 11/09/20	3,000,000	3,027,183
Inter-American Development Bank, 4.38%, 1/24/44	3,000,000	3,699,519
International Bank for Reconstruction & Development, 0.17%, 7/22/15+	500,000	499,830
International Bank for Reconstruction & Development, 0.38%, 8/24/15	1,000,000	1,000,279
International Finance Corp., 0.50%, 5/16/16	3,250,000	3,243,945
International Finance Corp., 0.63%, 11/15/16	2,000,000	1,992,602
International Finance Facility for Immunisation, 0.42%, 7/05/16+(a)	2,000,000	2,000,298
Nordic Investment Bank, 2.25%, 9/30/21	1,000,000	1,011,087
North American Development Bank, 2.30%, 10/10/18	1,000,000	1,012,679

		22,507,076

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.2%
Hewlett-Packard Co., 3.30%, 12/09/16	500,000	516,362
Seagate HDD Cayman, 3.75%, 11/15/18(a)	450,000	461,813

		978,175

TEXTILES, APPAREL & LUXURY GOODS—0.4%
Hanesbrands, Inc., 6.38%, 12/15/20	745,000	789,700
Levi Strauss & Co., 6.88%, 5/01/22	750,000	806,250

		1,595,950

TOTAL CORPORATE BONDS		151,211,285

CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Calvert Social Investment Foundation, Inc., 1.00%, 12/15/17	1,200,000	1,200,000
Everence Community Investment, Inc., 1.00%, 12/15/15+(b)	1,340,000	1,337,795

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund
December 31, 2014

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE NOTES—0.9%, continued
COMMUNITY DEVELOPMENT—0.9%, continued
Everence Community Investment, Inc., 1.50%, 12/15/16+(b)	$1,307,500	$1,311,744

TOTAL CORPORATE NOTES		3,849,539

U.S. GOVERNMENT AGENCIES—44.7%
FEDERAL FARM CREDIT BANK—0.5%
4.88%, 12/16/15	2,000,000	2,086,960

FEDERAL HOME LOAN BANK—4.0%
3.38%, 6/12/20	1,000,000	1,075,758
5.00%, 11/17/17	5,500,000	6,113,189
5.50%, 7/15/36	6,570,000	9,010,269

		16,199,216

FEDERAL HOME LOAN MORTGAGE CORP.—19.2%
1.25%, 10/02/19	2,710,000	2,651,385
1.38%, 5/01/20	4,000,000	3,900,664
2.36%, 5/01/34+	200,103	212,487
2.36%, 5/01/34+	111,429	119,118
2.38%, 1/13/22	5,960,000	6,021,352
2.50%, 10/01/27	1,516,038	1,546,112
3.00%, 11/01/32	2,530,707	2,613,444
3.00%, 11/01/32	1,687,762	1,742,934
3.00%, 1/01/43	1,875,655	1,898,670
3.00%, 5/01/43	2,752,574	2,785,108
3.50%, 10/01/41	1,373,824	1,431,519
3.50%, 2/01/42	2,023,135	2,107,856
3.50%, 6/01/42	2,228,647	2,321,020
3.50%, 6/01/42	2,204,270	2,295,570
3.50%, 8/01/42	2,441,309	2,542,275
3.50%, 11/01/44	2,990,847	3,113,123
3.75%, 3/27/19	3,020,000	3,286,829
4.00%, 11/01/24	1,071,220	1,140,252
4.00%, 10/01/25	458,814	489,968
4.00%, 10/01/41	1,334,001	1,423,700
4.00%, 2/01/42	776,803	829,036
4.50%, 6/01/18	145,027	152,299
4.50%, 10/01/35	537,623	585,698
4.50%, 6/01/39	843,261	914,024
4.50%, 7/01/39	968,548	1,049,660
4.50%, 11/01/39	937,672	1,016,511
4.50%, 9/01/40	1,316,426	1,428,577
4.50%, 5/01/41	2,541,189	2,757,923
4.50%, 7/01/41	2,687,365	2,912,051
4.88%, 6/13/18	6,200,000	6,930,825
5.00%, 4/01/19	106,758	113,181
5.00%, 12/01/21	215,997	231,892
5.00%, 7/01/35	238,024	263,293
5.00%, 3/01/38	871,373	961,126
5.00%, 6/01/39	1,354,400	1,495,509
5.00%, 9/01/41	1,294,854	1,433,345
5.50%, 7/18/16	3,500,000	3,766,840
5.50%, 4/01/22	139,318	151,744
5.50%, 11/01/33	98,968	111,388
5.50%, 3/01/36	127,804	143,215
5.50%, 6/01/36	208,686	233,915
5.50%, 12/01/36	184,660	206,655
6.00%, 9/01/17	87,521	91,632
6.00%, 4/01/27	313,398	354,794

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. GOVERNMENT AGENCIES—44.7%, continued
FEDERAL HOME LOAN MORTGAGE CORP.—19.2%, continued
6.00%, 6/01/36	$198,262	$226,802
6.00%, 8/01/37	102,339	115,596
6.25%, 7/15/32	3,500,000	5,115,719
7.00%, 2/01/30	147,604	165,113
7.00%, 3/01/31	97,284	111,329
7.50%, 7/01/30	243,693	287,427

		77,800,505

FEDERAL NATIONAL MORTGAGE ASSOCIATION—19.6%
1.13%, 4/27/17	2,000,000	2,011,156
1.63%, 10/26/15	3,600,000	3,640,968
1.82%, 2/01/34+	167,811	172,729
2.15%, 6/01/33+	76,709	80,160
2.19%, 1/01/23	2,000,000	1,955,798
2.27%, 5/01/37+	245,030	264,559
2.32%, 5/01/34+	151,835	162,500
2.50%, 9/01/27	1,893,374	1,932,902
2.50%, 11/01/27	2,693,387	2,747,990
2.50%, 1/01/28	1,787,465	1,823,692
2.63%, 9/06/24	3,250,000	3,291,343
3.00%, 12/01/32	2,538,769	2,625,292
3.00%, 6/01/42	2,712,902	2,749,871
3.00%, 8/01/42	2,464,565	2,498,251
3.00%, 8/01/42	2,437,332	2,470,615
3.00%, 6/01/43	2,324,783	2,355,066
3.50%, 7/01/20	566,539	599,115
3.50%, 10/01/25	444,349	470,033
3.50%, 2/01/41	1,617,688	1,689,230
3.50%, 5/01/42	1,950,519	2,036,640
3.50%, 12/01/42	2,913,033	3,047,778
4.00%, 3/01/26	1,462,851	1,566,858
4.00%, 12/01/40	1,721,179	1,840,208
4.00%, 1/01/41	1,242,852	1,328,006
4.00%, 10/01/41	1,142,816	1,221,117
4.00%, 11/01/41	1,042,171	1,113,575
4.00%, 12/01/41	2,673,695	2,856,883
4.00%, 12/01/41	1,436,036	1,534,426
4.00%, 1/01/42	2,771,773	2,978,504
4.38%, 10/15/15	4,700,000	4,852,219
4.50%, 9/01/40	852,569	926,371
4.50%, 10/01/40	841,538	914,570
5.00%, 4/15/15	5,500,000	5,576,203
5.00%, 2/13/17	1,800,000	1,956,973
5.00%, 7/01/18	107,793	113,638
5.00%, 9/01/18	134,745	142,046
5.00%, 4/01/25	246,129	271,734
5.00%, 7/01/25	189,451	209,160
5.00%, 10/01/25	240,757	265,803
5.00%, 10/01/35	335,821	371,762
5.50%, 6/01/22	206,364	226,844
5.50%, 11/01/25	76	85
5.50%, 2/01/34	135,542	152,611
5.50%, 1/01/35	249,458	279,982
5.50%, 10/01/35	366,728	411,031
5.50%, 6/01/36	87,005	97,222
5.50%, 11/01/36	163,135	182,291
5.63%, 7/15/37	6,000,000	8,445,234
6.00%, 10/01/33	96,970	110,719

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund
December 31, 2014

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
U.S. GOVERNMENT AGENCIES—44.7%, continued
FEDERAL NATIONAL MORTGAGE ASSOCIATION—19.6%, continued
6.00%, 11/01/34	$300,751	$343,471
6.00%, 10/01/35	178,298	203,629
6.00%, 6/01/36	112,880	128,188
6.63%, 11/15/30	250,000	371,214
7.00%, 7/01/15	348	349
7.00%, 11/01/19	19,271	20,713
7.00%, 11/01/19	13,801	14,710
8.50%, 9/01/26	63,801	72,090

		79,726,127

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—0.5%
1.63%, 1/20/34+	92,706	96,515
2.25%, 4/16/42	1,482,575	1,511,442
5.50%, 10/20/38	74,228	79,346
6.50%, 11/20/38	29,905	32,934
6.75%, 4/15/16	5,459	5,500
7.00%, 12/20/30	36,886	43,898
7.00%, 10/20/31	26,927	32,106
7.00%, 3/20/32	90,441	108,114

		1,909,855

OVERSEAS PRIVATE INVESTMENT CORP.—0.8%
3.28%, 9/15/29	1,100,000	1,143,979
3.54%, 6/15/30	911,768	965,390
3.82%, 6/01/33	1,000,000	1,068,233

		3,177,602

SMALL BUSINESS ADMINISTRATION—0.1%
0.60%, 2/25/32+	424,400	422,815

TOTAL U.S. GOVERNMENT AGENCIES		181,323,080

INVESTMENT COMPANY—0.9%
MUTUAL FUND—0.9%
Pax World High Yield Bond Fund, Individual Investor Class	530,984	3,722,196

TOTAL INVESTMENTS (Cost* 380,073,366—Unrealized gain/loss $14,166,531)—97.2%		$394,239,897
Other assets in excess of liabilities—2.8%		11,452,734

NET ASSETS—100%		$405,692,631

+	Variable rate security. Rates presented are the rates in effect at December 31, 2014.
(a)	144a security is restricted as to resale to institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. At December 31, 2014, these securities were valued at $40,863,744 or 10.1% of net assets.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been fair valued by the Pricing Committee and have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Maturity Date	Principal Amount	Cost	Acquisition Date
Everence Community Investment, Inc.
	1.00%	12/15/2015	$1,340,000	$1,340,000	12/13/2012
	1.50	12/15/2016	1,307,500	1,307,500	12/13/2013

At December 31, 2014, these securities had an aggregate market value of $2,649,539, representing 0.6% of net assets.

*	Represents cost for financial reporting purposes.

Rev.	—	Revenue
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis International Index Fund

Annual report to shareholders

Portfolio Managers’ Commentary

Foreign equity markets went through a turbulent period in 2014. The MSCI All Country World ex-U.S. Index posted a return of -3.87 percent for the year. The Praxis International Index Fund Class A Shares (without load) closely tracked the index and posted a return of -5.70 percent.

The Praxis International Index Fund seeks to generate performance that reflects the performance of both foreign developed and emerging equity markets, as measured by the MSCI All Country World ex-U.S. Index. The Fund holdings are constructed using optimization techniques to have characteristics similar to the benchmark index. Limitations due to the screens and the lower number of holdings versus the benchmark are expected to cause the Fund’s performance to deviate from the benchmark over short periods of time, but the goal over long periods of time is for the Fund to perform in line with the benchmark before fees.

During the period, these factors, including a difference in timing between the pricing of the securities and the benchmark, had a small positive contribution to the Fund’s returns. However, the results were consistent with our forecasted tracking error – a measure of variability of relative returns – for a fund subject to the constraints we discussed above.

Ran Leshem

Praxis International Index Fund Portfolio Manager

Aperio Group LLC

Patrick Geddes

Praxis International Index Fund Portfolio Manager

Aperio Group LLC

The views expressed are those of the portfolio managers as of Dec. 31, 2014, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis International Index Fund

Performance Review

Growth of $10,000 investment from 12/31/10 to 12/31/14

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and the MSCI All Country World Index ex-US from 12/31/10 to 12/31/14, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Since Inception	Expense Ratio** Gross / Net
International Index Fund
Class A (Without Load)	12/31/10	-5.70%	7.66%	1.02%	1.43%	1.43%
Class A *	12/31/10	-10.66%	5.73%	-0.32%
Class I	12/31/10	-5.36%	8.37%	1.67%	0.80%	0.80%
MSCI All Country World Index ex-US1		-3.87%	8.99%	2.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*     The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2014. Contractual fee waivers are in effect from May 1, 2014 through April 30, 2015 for Class A.

1    The MSCI All Country World Index ex-US is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis International Index Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%
AUSTRALIA—5.9%
BANKS—2.1%
Australia & New Zealand Banking Group Ltd.	6,107	$158,904
Australia & New Zealand Banking Group Ltd.- ADR	36,061	937,586
Commonwealth Bank of Australia	3,955	274,789
Commonwealth Bank of Australia- ADR	613	42,732
National Australia Bank Ltd.	4,644	126,643
National Australia Bank Ltd.- ADR	57,186	780,017
Westpac Banking Corp.	4,051	108,955
Westpac Banking Corp.- ADR	43,855	1,179,699

		3,609,325

BIOTECHNOLOGY—0.2%
CSL Ltd.	2,979	209,262
CSL Ltd.- ADR	6,332	223,836

		433,098

CAPITAL MARKETS—0.2%
Macquarie Group Ltd.	3,958	186,647
Macquarie Group Ltd.- ADR	2,747	130,345

		316,992

CHEMICALS—0.2%
Orica Ltd.	19,480	298,504

CONTAINERS & PACKAGING—0.2%
Amcor Ltd.	15,893	174,860
Amcor Ltd.- ADR	3,500	154,665

		329,525

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Telstra Corp. Ltd.	17,682	85,843
Telstra Corp. Ltd.- ADR	10,910	265,277

		351,120

FOOD & STAPLES RETAILING—0.3%
Wesfarmers Ltd.	16,433	556,383

INSURANCE—0.3%
Suncorp Group Ltd.	46,152	527,231

METALS & MINING—1.6%
Alumina Ltd.- ADR(a)	41,858	243,195
BHP Billiton Ltd.- ADR	35,787	1,693,441
BHP Billiton plc	30,582	655,413
Newcrest Mining Ltd.- ADR(a)	9,928	88,518

		2,680,567

OIL, GAS & CONSUMABLE FUELS—0.5%
Origin Energy Ltd.	43,674	413,219
Woodside Petroleum Ltd.	10,861	335,902
Woodside Petroleum Ltd.- ADR	5,235	161,866

		910,987

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.1%
Scentre Group REIT(a)	25,459	72,130
Shopping Centres Australasia Property Group REIT	1	2
Westfield Corp. REIT	20,433	149,781

		221,913

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
AUSTRALIA—5.9%, continued
TRANSPORTATION INFRASTRUCTURE—0.0%**
Sydney Airport	463	$1,772

		10,237,417

AUSTRIA—0.1%
BANKS—0.1%
Erste Group Bank AG	757	17,607
Erste Group Bank AG- ADR	12,078	138,293

		155,900

BELGIUM—0.4%
FOOD & STAPLES RETAILING—0.4%
Colruyt SA	2,958	137,516
Delhaize Group SA	1,156	84,186
Delhaize Group SA- ADR	22,300	404,076

		625,778

BRAZIL—1.9%
BANKS—0.3%
Banco Bradesco SA- ADR	36,665	490,211

CHEMICALS—0.1%
Braskem SA- ADR	17,283	223,124

ELECTRIC UTILITIES—0.2%
Cia Energetica de Minas Gerais- ADR	52,928	263,052

FOOD PRODUCTS—0.3%
BRF SA- ADR	21,929	512,042

METALS & MINING—0.4%
Cia Siderurgica Nacional SA- ADR	57,569	119,744
Gerdau SA- ADR	59,830	212,396
Vale SA- ADR	51,251	419,233

		751,373

OIL, GAS & CONSUMABLE FUELS—0.5%
Petroleo Brasileiro SA- ADR	53,888	393,382
Ultrapar Participacoes SA- ADR	21,797	415,669

		809,051

WATER UTILITIES—0.1%
Cia de Saneamento Basico do Estado de Sao Paulo- ADR	26,970	169,642

		3,218,495

CANADA—7.6%
AUTO COMPONENTS—0.3%
Magna International, Inc.	5,715	621,164

BANKS—2.4%
Bank of Montreal	9,619	680,352
Bank of Nova Scotia	15,522	885,996
Canadian Imperial Bank of Commerce	3,074	264,210
Royal Bank of Canada	17,247	1,191,250
Toronto-Dominion Bank	22,495	1,074,811

		4,096,619

CHEMICALS—0.6%
Agrium, Inc.	3,522	333,604
Methanex Corp.	7,953	364,486

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
CANADA—7.6%, continued
CHEMICALS—0.6%, continued
Potash Corp of Saskatchewan, Inc.	10,495	$370,683

		1,068,773

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.1%
TransAlta Corp.	14,668	132,892

INSURANCE—0.4%
Manulife Financial Corp.	22,525	430,002
Sun Life Financial, Inc.	10,301	371,454

		801,456

MEDIA—0.1%
Shaw Communications, Inc., Class B	4,888	131,927

METALS & MINING—0.4%
Barrick Gold Corp.	18,692	200,939
Goldcorp, Inc.	14,567	269,781
Teck Resources Ltd., Class B	16,007	218,335

		689,055

OIL, GAS & CONSUMABLE FUELS—1.8%
Advantage Oil & Gas Ltd.(a)	18,950	90,771
Canadian Natural Resources Ltd.	15,131	467,245
Cenovus Energy, Inc.	19,412	400,275
Enbridge, Inc.	18,096	930,315
Encana Corp.	12,672	175,761
Suncor Energy, Inc.	22,801	724,616
Talisman Energy, Inc.	35,278	276,227

		3,065,210

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
Brookfield Asset Management, Inc., Class A	13,674	685,478

ROAD & RAIL—1.1%
Canadian National Railway Co.	12,210	841,391
Canadian Pacific Railway Ltd.	5,165	995,244

		1,836,635

		13,129,209

CHILE—0.4%
AIRLINES—0.2%
Latam Airlines Group SA- ADR(a)	21,752	260,589

BEVERAGES—0.1%
Embotelladora Andina SA, Class B- ADR	6,720	114,240

CHEMICALS—0.1%
Sociedad Quimica y Minera de Chile SA- ADR	10,318	246,394

		621,223

CHINA—3.3%
AIRLINES—0.1%
China Southern Airlines Co. Ltd.- ADR	5,546	132,549

BANKS—0.5%
China Construction Bank Corp.- ADR	52,971	871,373

CHEMICALS—0.1%
Sinopec Shanghai Petrochemical Co. Ltd.- ADR	7,041	206,512

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
China Telecom Corp. Ltd.- ADR	6,115	359,012

INSURANCE—1.0%
China Life Insurance Co. Ltd.- ADR	22,204	1,303,597

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
CHINA—3.3%, continued
INSURANCE—1.0%, continued
Ping An Insurance Group Co. of China Ltd.- ADR	15,855	$323,283

		1,626,880

INTERNET SOFTWARE & SERVICES—1.0%
Tencent Holdings Ltd.- ADR	119,811	1,738,458

ROAD & RAIL—0.1%
Guangshen Railway Co. Ltd.- ADR	8,797	212,272

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.3%
Lenovo Group Ltd.- ADR	18,577	487,089

		5,634,145

COLOMBIA—0.6%
BANKS—0.3%
BanColombia SA- ADR	9,278	444,231

OIL, GAS & CONSUMABLE FUELS—0.3%
Ecopetrol SA- ADR	34,095	583,706

		1,027,937

DENMARK—0.9%
BANKS—0.2%
Danske Bank A/S	7,264	196,389
Danske Bank A/S- ADR	6,614	88,991

		285,380

PHARMACEUTICALS—0.7%
Novo Nordisk A/S- ADR	28,510	1,206,543

		1,491,923

FINLAND—0.5%
COMMUNICATIONS EQUIPMENT—0.2%
Nokia OYJ- ADR	46,570	366,040

MACHINERY—0.1%
Kone OYJ, Class B	6,179	281,316

PAPER & FOREST PRODUCTS—0.2%
Stora Enso OYJ- ADR	32,308	286,249

		933,605

FRANCE—6.4%
AUTO COMPONENTS—0.5%
Cie Generale des Etablissements Michelin- ADR	25,215	454,879
Cie Generale des Etablissements Michelin, Class B	1,074	96,947
Valeo SA	338	42,057
Valeo SA- ADR	4,352	269,519

		863,402

AUTOMOBILES—0.2%
Renault SA	5,464	397,978

BANKS—0.8%
BNP Paribas SA- ADR	28,958	850,786
Credit Agricole SA	11,014	142,174
Credit Agricole SA- ADR	14,211	90,666
Societe Generale SA	1,991	83,324
Societe Generale SA- ADR	36,300	302,016

		1,468,966

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
FRANCE—6.4%, continued
BUILDING PRODUCTS—0.3%
Cie de Saint-Gobain	11,742	$497,401

CONSTRUCTION & ENGINEERING—0.3%
Bouygues SA	956	34,520
Vinci SA- ADR	30,694	415,750

		450,270

CONSTRUCTION MATERIALS—0.1%
Lafarge SA	430	30,186
Lafarge SA- ADR	6,876	119,917

		150,103

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Orange SA- ADR	20,175	341,361
Vivendi SA(a)	9,270	230,735

		572,096

ELECTRICAL EQUIPMENT—0.5%
Legrand SA	17,254	905,113

ENERGY EQUIPMENT & SERVICES—0.2%
CGG SA(a)	670	3,948
CGG SA- ADR(a)	7,732	45,619
Technip SA- ADR	21,292	315,015

		364,582

FOOD & STAPLES RETAILING—0.2%
Carrefour SA	1,523	46,347
Carrefour SA- ADR	49,035	295,191

		341,538

FOOD PRODUCTS—0.7%
Danone SA- ADR	86,450	1,125,320

HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
Essilor International SA	4,503	502,171
Essilor International SA- ADR	952	52,965

		555,136

INSURANCE—0.5%
AXA SA- ADR	34,977	800,624

MEDIA—0.3%
Publicis Groupe SA- ADR	26,260	468,478

MULTI-UTILITIES—0.5%
GDF Suez	2,524	58,857
GDF Suez- ADR	17,681	411,923
Veolia Environnement SA	11,656	206,461
Veolia Environnement SA- ADR	8,771	154,194

		831,435

PERSONAL PRODUCTS—0.5%
L’Oreal SA	382	63,936
L’Oreal SA- ADR	25,935	864,414

		928,350

SOFTWARE—0.2%
Dassault Systemes- ADR	6,224	379,664

		11,100,456

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
GERMANY—6.2%
AIR FREIGHT & LOGISTICS—0.5%
Deutsche Post AG	10,161	$329,846
Deutsche Post AG- ADR	14,832	481,298

		811,144

AIRLINES—0.1%
Deutsche Lufthansa AG- ADR	10,201	169,898

AUTOMOBILES—0.6%
Bayerische Motoren Werke AG- ADR	27,692	986,389

CAPITAL MARKETS—0.3%
Deutsche Bank AG	18,882	566,838

CHEMICALS—0.6%
BASF SE- ADR	13,580	1,132,436

DIVERSIFIED FINANCIAL SERVICES—0.2%
Deutsche Boerse AG	2,890	205,369
Deutsche Boerse AG- ADR	15,060	106,625

		311,994

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Deutsche Telekom AG- ADR	32,617	518,284

HEALTH CARE PROVIDERS & SERVICES—0.6%
Fresenius Medical Care AG & Co. KGaA- ADR	19,354	718,808
Fresenius SE & Co. KGaA	5,130	266,729

		985,537

INSURANCE—1.1%
Allianz SE- ADR	76,050	1,260,148
Muenchener Rueckversicherungs-Gesellschaft AG	1,682	334,949
Muenchener Rueckversicherungs-Gesellschaft AG- ADR	18,890	374,778

		1,969,875

MULTI-UTILITIES—0.1%
RWE AG	2,125	65,587
RWE AG- ADR	5,585	172,856

		238,443

PHARMACEUTICALS—0.8%
Bayer AG- ADR	9,846	1,347,327

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
Infineon Technologies AG- ADR	12,109	128,961

SOFTWARE—0.5%
SAP SE- ADR	12,252	853,352

TEXTILES, APPAREL & LUXURY GOODS—0.3%
adidas AG	1,323	91,876
adidas AG- ADR	9,964	343,808
Puma SE	285	59,175

		494,859

TRADING COMPANIES & DISTRIBUTORS—0.1%
Brenntag AG	3,519	196,747

		10,712,084

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
GREECE—0.1%
BANKS—0.1%
National Bank of Greece SA- ADR(a)	91,704	$164,150

HONG KONG—3.3%
BANKS—0.4%
BOC Hong Kong Holdings Ltd.	158,000	526,478
BOC Hong Kong Holdings Ltd.- ADR	1,754	117,536

		644,014

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
China Unicom Hong Kong Ltd.- ADR	24,284	326,620

ELECTRIC UTILITIES—0.1%
Cheung Kong Infrastructure Holdings Ltd.	32,000	235,320

INDUSTRIAL CONGLOMERATES—0.1%
Jardine Matheson Holdings Ltd.	751	45,634
Jardine Matheson Holdings Ltd.- ADR	3,618	219,613

		265,247

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.5%
Hang Lung Properties Ltd.	50,000	139,485
Hang Lung Properties Ltd.- ADR	4,159	58,268
Henderson Land Development Co. Ltd.	42,680	296,637
Sun Hung Kai Properties Ltd.	11,000	166,655
Sun Hung Kai Properties Ltd.- ADR	22,014	335,934
Swire Pacific Ltd., Class A	6,500	84,373
Swire Pacific Ltd., Class A- ADR	32,051	415,701
Swire Properties Ltd.	150	441
Wharf Holdings Ltd.	150,000	1,076,864

		2,574,358

SPECIALTY RETAIL—0.0%**
Esprit Holdings Ltd.	2,500	2,982
Esprit Holdings Ltd.- ADR	4,499	10,348

		13,330

TEXTILES, APPAREL & LUXURY GOODS—0.1%
Global Brands Group Holding Ltd.(a)	122,000	23,823
Li & Fung Ltd.	122,000	114,218
Li & Fung Ltd.- ADR	12,287	22,362

		160,403

WIRELESS TELECOMMUNICATION SERVICES—0.9%
China Mobile Ltd.- ADR	25,856	1,520,850

		5,740,142

HUNGARY—0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
Magyar Telekom Telecommunications plc-ADR(a)	11,582	73,082

OIL, GAS & CONSUMABLE FUELS—0.0%**
MOL Hungarian Oil & Gas plc- ADR	796	17,609

		90,691

INDIA—1.8%
BANKS—0.8%
HDFC Bank Ltd.- ADR	16,597	842,297
ICICI Bank Ltd.- ADR	39,425	455,359

		1,297,656

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
INDIA—1.8%, continued
IT SERVICES—0.5%
Infosys Ltd.- ADR	15,376	$483,729
Wipro Ltd.- ADR	39,159	443,280

		927,009

METALS & MINING—0.2%
Sesa Sterlite Ltd.- ADR	29,355	398,641

PHARMACEUTICALS—0.3%
Dr. Reddy’s Laboratories Ltd.- ADR	10,846	547,181

		3,170,487

INDONESIA—0.9%
BANKS—0.2%
PT Bank Mandiri- ADR	49,403	428,818

DIVERSIFIED TELECOMMUNICATION SERVICES—0.6%
Telekomunikasi Indonesia Persero Tbk PT- ADR	23,025	1,041,421

MACHINERY—0.1%
United Tractors Tbk PT- ADR	3,369	92,614

		1,562,853

IRELAND—1.2%
CONSTRUCTION MATERIALS—0.4%
CRH plc- ADR	27,925	670,479

PHARMACEUTICALS—0.4%
Shire plc- ADR	3,634	772,370

PROFESSIONAL SERVICES—0.4%
Experian plc	3,191	53,791
Experian plc- ADR	37,268	626,102

		679,893

		2,122,742

ISRAEL—0.6%
PHARMACEUTICALS—0.5%
Teva Pharmaceutical Industries Ltd.- ADR	13,991	804,623

SOFTWARE—0.1%
Check Point Software Technologies Ltd.(a)	2,576	202,396

		1,007,019

ITALY—1.4%
BANKS—0.3%
Intesa Sanpaolo SpA	59,272	171,942
Intesa Sanpaolo SpA- ADR	5,976	103,505
UniCredit SpA	48,046	307,764

		583,211

ELECTRIC UTILITIES—0.0%**
Enel SpA	9,543	42,538

INSURANCE—0.2%
Assicurazioni Generali SpA	16,056	329,675

OIL, GAS & CONSUMABLE FUELS—0.4%
ENI SpA- ADR	18,511	646,219

TEXTILES, APPAREL & LUXURY GOODS—0.3%
Luxottica Group SpA- ADR	9,316	507,443

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
ITALY—1.4%, continued
TRANSPORTATION INFRASTRUCTURE—0.2%
Atlantia SpA	13,863	$322,203

		2,431,289

JAPAN—15.2%
AUTO COMPONENTS—0.5%
Bridgestone Corp.	4,656	161,479
Bridgestone Corp.- ADR	16,204	282,112
Denso Corp.	5,900	274,986
Denso Corp.- ADR	6,048	140,979

		859,556

AUTOMOBILES—2.3%
Honda Motor Co. Ltd.- ADR	32,346	954,854
Nissan Motor Co. Ltd.- ADR	36,396	635,838
Toyota Motor Corp.- ADR	18,470	2,317,616

		3,908,308

BANKS—1.5%
Mitsubishi UFJ Financial Group, Inc.- ADR	188,606	1,042,991
Mizuho Financial Group, Inc.- ADR	132,028	448,895
Sumitomo Mitsui Financial Group, Inc.- ADR	135,650	987,532
Sumitomo Mitsui Trust Holdings, Inc.	2,980	11,414
Sumitomo Mitsui Trust Holdings, Inc.- ADR	39,737	149,809

		2,640,641

BUILDING PRODUCTS—0.1%
Asahi Glass Co. Ltd.	3,000	14,605
Asahi Glass Co. Ltd.- ADR	21,219	103,124

		117,729

CAPITAL MARKETS—0.5%
Daiwa Securities Group, Inc.	16,000	125,282
Daiwa Securities Group, Inc.- ADR	49,678	393,450
Nomura Holdings, Inc.- ADR	61,382	348,036

		866,768

CHEMICALS—0.4%
Nitto Denko Corp.	500	27,938
Nitto Denko Corp.- ADR	11,626	325,144
Shin-Etsu Chemical Co. Ltd.	2,000	130,199
Sumitomo Chemical Co. Ltd.	38,000	149,596

		632,877

COMMERCIAL SERVICES & SUPPLIES—0.3%
Dai Nippon Printing Co. Ltd.	50,000	450,327
Dai Nippon Printing Co. Ltd.- ADR	37	332

		450,659

CONSTRUCTION & ENGINEERING—0.3%
JGC Corp.	9,000	185,281
Obayashi Corp.	55,000	354,541

		539,822

DIVERSIFIED FINANCIAL SERVICES—0.2%
ORIX Corp.	2,300	28,941
ORIX Corp.- ADR	5,614	351,043

		379,984

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
JAPAN—15.2%, continued
DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
Nippon Telegraph & Telephone Corp.- ADR	28,846	$738,746

ELECTRIC UTILITIES—0.1%
Chubu Electric Power Co., Inc.(a)	12,600	148,063
Tohoku Electric Power Co., Inc.	9,200	107,056

		255,119

ELECTRICAL EQUIPMENT—0.3%
Nidec Corp.- ADR	30,872	500,435

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.7%
Hitachi Ltd.	11,000	81,189
Hitachi Ltd.- ADR	4,047	301,744
Hoya Corp.	9,500	321,336
Hoya Corp.- ADR	1,734	59,112
Kyocera Corp.	2,800	128,127
Kyocera Corp.- ADR	3,162	144,883
Murata Manufacturing Co. Ltd.	1,300	141,857
TDK Corp.	200	11,779
TDK Corp.- ADR	826	48,618

		1,238,645

HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
Terumo Corp.	11,800	267,816

HOUSEHOLD DURABLES—0.8%
Panasonic Corp.	10,700	126,029
Panasonic Corp.- ADR	21,410	251,995
Sekisui House Ltd.	8,000	105,264
Sekisui House Ltd.- ADR	30,149	397,364
Sharp Corp.(a)	10,000	22,123
Sharp Corp.- ADR(a)	17,095	37,096
Sony Corp.- ADR	22,223	454,905

		1,394,776

INSURANCE—0.5%
MS&AD Insurance Group Holdings, Inc.- ADR	34,266	406,738
Tokio Marine Holdings, Inc.	4,600	149,397
Tokio Marine Holdings, Inc.- ADR	7,354	239,961

		796,096

INTERNET & CATALOG RETAIL—0.1%
Rakuten, Inc.	18,400	255,867

IT SERVICES—0.0%**
Fujitsu Ltd.	2,000	10,663
Fujitsu Ltd.- ADR	1,240	33,232

		43,895

MACHINERY—1.2%
FANUC Corp.	400	65,952
FANUC Corp.- ADR	22,452	618,103
Kubota Corp.- ADR	7,847	568,594
Makita Corp.	600	27,037
Makita Corp.- ADR	4,936	222,367
SMC Corp.	1,900	498,226

		2,000,279

MARINE—0.0%**
Nippon Yusen KK- ADR	7,243	41,140

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
JAPAN—15.2%, continued
METALS & MINING—0.4%
Nippon Steel Corp.	127,000	$315,040
Sumitomo Metal Mining Co. Ltd.	23,000	343,043

		658,083

PERSONAL PRODUCTS—0.4%
Kao Corp.- ADR	9,785	387,486
Shiseido Co. Ltd.	2,100	29,451
Shiseido Co. Ltd.- ADR	15,035	211,092

		628,029

PHARMACEUTICALS—0.6%
Astellas Pharma, Inc.	13,000	180,987
Astellas Pharma, Inc.- ADR	22,165	309,457
Daiichi Sankyo Co. Ltd.	7,700	107,667
Daiichi Sankyo Co. Ltd.- ADR	1,901	26,576
Takeda Pharmaceutical Co. Ltd.	2,700	111,774
Takeda Pharmaceutical Co. Ltd.- ADR	17,304	358,920

		1,095,381

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.7%
Daiwa House Industry Co. Ltd.- ADR	15,470	293,157
Mitsubishi Estate Co. Ltd.	7,000	147,496
Mitsubishi Estate Co. Ltd.- ADR	8,499	179,244
Mitsui Fudosan Co. Ltd.	15,000	402,233
Sumitomo Realty & Development Co. Ltd.	6,000	204,415

		1,226,545

ROAD & RAIL—0.6%
Central Japan Railway Co.	1,348	202,033
East Japan Railway Co.	3,590	270,582
East Japan Railway Co.- ADR	29,226	368,540
Keikyu Corp.	37,000	273,755

		1,114,910

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
Rohm Co. Ltd.	700	42,177
Rohm Co. Ltd.- ADR	2,660	81,423

		123,600

SOFTWARE—0.1%
Nintendo Co. Ltd.- ADR	11,880	153,846

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.6%
Canon, Inc.- ADR	18,193	575,990
FUJIFILM Holdings Corp.- ADR	11,626	356,453
Seiko Epson Corp.	600	25,107
Seiko Epson Corp.- ADR	5,156	107,760

		1,065,310

TEXTILES, APPAREL & LUXURY GOODS—0.1%
Wacoal Holdings Corp.- ADR	5,242	266,556

TRADING COMPANIES & DISTRIBUTORS—0.3%
Mitsui & Co. Ltd.- ADR	1,637	439,117

WIRELESS TELECOMMUNICATION SERVICES—0.9%
KDDI Corp.- ADR	24,364	384,951
NTT DoCoMo, Inc.- ADR	35,691	521,089
Softbank Corp.	6,500	386,902

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
JAPAN—15.2%, continued
WIRELESS TELECOMMUNICATION SERVICES—0.9%, continued
Softbank Corp.- ADR	6,172	$183,308

		1,476,250

		26,176,785

JERSEY—0.2%
METALS & MINING—0.2%
Randgold Resources Ltd.- ADR	5,087	342,915

MEXICO—1.4%
BEVERAGES—0.2%
Coca-Cola Femsa SAB de CV- ADR	4,158	359,750

CONSTRUCTION & ENGINEERING—0.1%
Empresas ICA SAB de CV- ADR(a)	18,068	88,895

CONSTRUCTION MATERIALS—0.3%
Cemex SAB de CV- ADR(a)	43,264	440,860

FOOD & STAPLES RETAILING—0.1%
Wal-Mart de Mexico SAB de CV- ADR	11,112	238,241

MEDIA—0.2%
Grupo Televisa SAB- ADR(a)	11,081	377,419

METALS & MINING—0.1%
Fresnillo plc	14,613	173,674

TRANSPORTATION INFRASTRUCTURE—0.2%
Grupo Aeroportuario del Pacifico SAB de CV- ADR	4,513	285,222

WIRELESS TELECOMMUNICATION SERVICES—0.2%
America Movil SAB de CV, Class L- ADR	17,340	384,601

		2,348,662

NETHERLANDS—2.1%
BANKS—0.3%
ING Groep NV- ADR(a)	35,844	464,897

CHEMICALS—0.1%
Akzo Nobel NV- ADR	10,773	245,624

FOOD & STAPLES RETAILING—0.3%
Koninklijke Ahold NV- ADR	23,941	425,526

INDUSTRIAL CONGLOMERATES—0.5%
Koninklijke Philips NV—NY Registry Shares	30,708	890,532

INSURANCE—0.1%
Aegon NV—NY Registry Shares	23,208	174,060

LIFE SCIENCES TOOLS & SERVICES—0.2%
QIAGEN NV(a)	16,784	393,753

MEDIA—0.1%
Wolters Kluwer NV	954	29,111
Wolters Kluwer NV- ADR	7,337	223,779

		252,890

OIL, GAS & CONSUMABLE FUELS—0.1%
Koninklijke Vopak NV	2,532	131,365

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.3%
ASML Holding NV—NY Registry Shares	4,549	490,519

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
NETHERLANDS—2.1%, continued
SOFTWARE—0.1%
Gemalto NV	2,161	$176,364

		3,645,530

NORWAY—0.6%
CHEMICALS—0.2%
Yara International ASA- ADR	7,283	320,889

METALS & MINING—0.1%
Norsk Hydro ASA	28,584	161,015
Norsk Hydro ASA- ADR	13,201	74,982

		235,997

OIL, GAS & CONSUMABLE FUELS—0.3%
Statoil ASA- ADR	31,384	552,672

		1,109,558

PORTUGAL—0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.0%**
Portugal Telecom SGPS SA- ADR	26,158	27,728

ELECTRIC UTILITIES—0.1%
EDP—Energias de Portugal SA	20,520	79,569
EDP—Energias de Portugal SA- ADR	1,231	47,818

		127,387

		155,115

RUSSIA—0.2%
MEDIA—0.1%
CTC Media, Inc.	28,039	136,550

WIRELESS TELECOMMUNICATION SERVICES—0.1%
Mobile TeleSystems OJSC- ADR	37,298	267,800

		404,350

SINGAPORE—2.2%
BANKS—1.5%
DBS Group Holdings Ltd.	10,656	164,969
DBS Group Holdings Ltd.- ADR	18,371	1,143,227
United Overseas Bank Ltd.	24,187	446,348
United Overseas Bank Ltd.- ADR	22,014	813,858

		2,568,402

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Singapore Telecommunications Ltd.	86,000	252,436
Singapore Telecommunications Ltd.- ADR	6,886	202,862

		455,298

INDUSTRIAL CONGLOMERATES—0.4%
Keppel Corp. Ltd.	11,721	78,125
Keppel Corp. Ltd.- ADR	49,775	666,736

		744,861

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.0%**
Keppel REIT REIT	737	677

		3,769,238

SOUTH AFRICA—0.7%
BANKS—0.1%
Standard Bank Group Ltd.- ADR	11,694	145,357

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
SOUTH AFRICA—0.7%, continued
METALS & MINING—0.1%
Impala Platinum Holdings Ltd.- ADR(a)	15,171	$98,308

TRADING COMPANIES & DISTRIBUTORS—0.2%
Barloworld Ltd.	45,286	372,770

WIRELESS TELECOMMUNICATION SERVICES—0.3%
MTN Group Ltd.- ADR	31,552	595,386

		1,211,821

SOUTH KOREA—2.6%
BANKS—1.4%
KB Financial Group, Inc.- ADR	33,114	1,080,179
Shinhan Financial Group Co. Ltd.- ADR	25,553	1,032,085
Woori Bank- ADR	9,632	259,968

		2,372,232

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
KT Corp.- ADR	38,311	540,951

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.4%
LG Display Co. Ltd.- ADR	42,203	639,375

WIRELESS TELECOMMUNICATION SERVICES—0.5%
SK Telecom Co. Ltd.- ADR	34,055	919,826

		4,472,384

SPAIN—2.4%
BANKS—1.1%
Banco Bilbao Vizcaya Argentaria SA- ADR	72,979	685,273
Banco Santander SA- ADR	132,728	1,105,624

		1,790,897

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Telefonica SA- ADR	37,220	528,896

ELECTRIC UTILITIES—0.2%
Iberdrola SA- ADR	15,225	409,629

METALS & MINING—0.2%
Acerinox SA	16,589	250,274

OIL, GAS & CONSUMABLE FUELS—0.3%
Repsol SA	5,200	97,348
Repsol SA- ADR	25,499	473,772

		571,120

SPECIALTY RETAIL—0.3%
Inditex SA	17,640	503,188

		4,054,004

SWEDEN—2.6%
COMMUNICATIONS EQUIPMENT—0.3%
Telefonaktiebolaget LM Ericsson- ADR	48,767	590,080

CONSTRUCTION & ENGINEERING—0.5%
Skanska AB, Class B	37,142	797,454

HOUSEHOLD PRODUCTS—0.2%
Svenska Cellulosa AB SCA, Class B	12,219	263,426

MACHINERY—0.9%
Alfa Laval AB	23,419	442,849
Atlas Copco AB, Class A	8,922	248,260
Atlas Copco AB, Class A- ADR	18,292	511,682

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
SWEDEN—2.6%, continued
MACHINERY—0.9%, continued
Sandvik AB	19,176	$186,450
Sandvik AB- ADR	20,116	193,918

		1,583,159

METALS & MINING—0.2%
Boliden AB	22,985	367,411

OIL, GAS & CONSUMABLE FUELS—0.1%
Lundin Petroleum AB(a)	13,190	188,754

SPECIALTY RETAIL—0.4%
Hennes & Mauritz AB (H&M), Class B	3,195	132,736
Hennes & Mauritz AB- ADR	65,360	539,874

		672,610

		4,462,894

SWITZERLAND—7.2%
CAPITAL MARKETS—1.2%
Credit Suisse Group AG- ADR(a)	32,881	824,656
Julius Baer Group Ltd.(a)	9,537	435,440
UBS Group AG(a)	46,462	792,177

		2,052,273

CHEMICALS—0.6%
Syngenta AG- ADR	15,780	1,013,707

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Swisscom AG- ADR	7,140	374,457

ELECTRICAL EQUIPMENT—0.7%
ABB Ltd.- ADR(a)	61,282	1,296,114

FOOD PRODUCTS—0.1%
Barry Callebaut AG(a)	110	112,775

INSURANCE—0.9%
Swiss Re AG(a)	3,563	298,479
Zurich Insurance Group AG- ADR(a)	39,970	1,247,064

		1,545,543

MACHINERY—0.1%
Schindler Holding AG	1,587	227,534

PHARMACEUTICALS—2.9%
Novartis AG- ADR	28,388	2,630,432
Roche Holding AG- ADR	67,656	2,299,628

		4,930,060

PROFESSIONAL SERVICES—0.2%
Adecco SA(a)	4,136	284,306
Adecco SA- ADR(a)	1,206	41,378

		325,684

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.1%
Logitech International SA	10,434	140,129

TRADING COMPANIES & DISTRIBUTORS—0.2%
Wolseley plc	537	30,701
Wolseley plc- ADR	63,056	362,572

		393,273

		12,411,549

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
TAIWAN—2.8%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.6%
Chunghwa Telecom Co. Ltd.- ADR	35,345	$1,040,203

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
AU Optronics Corp.- ADR	56,975	290,003

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.0%
Advanced Semiconductor Engineering, Inc.- ADR	101,549	622,495
Siliconware Precision Industries Co. Ltd.- ADR	79,145	597,545
Taiwan Semiconductor Manufacturing Co. Ltd.- ADR	84,657	1,894,624
United Microelectronics Corp.- ADR	191,039	433,658

		3,548,322

		4,878,528

TURKEY—0.4%
BANKS—0.1%
Turkiye Garanti Bankasi AS- ADR	59,610	236,652

WIRELESS TELECOMMUNICATION SERVICES—0.3%
Turkcell Iletisim Hizmetleri AS- ADR(a)	28,879	436,650

		673,302

UNITED KINGDOM—13.1%
BANKS—2.2%
Barclays plc- ADR	50,461	757,420
HSBC Holdings plc- ADR	46,011	2,173,099
Lloyds Banking Group plc- ADR(a)	102,926	477,577
Standard Chartered plc	26,352	394,118

		3,802,214

CAPITAL MARKETS—0.0%**
Man Group plc	3,940	9,804
Man Group plc- ADR	7,608	18,571

		28,375

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
BT Group plc- ADR	9,102	564,233

ELECTRIC UTILITIES—0.4%
SSE plc	2,983	75,372
SSE plc- ADR	26,274	663,681

		739,053

ENERGY EQUIPMENT & SERVICES—0.3%
AMEC Foster Wheeler plc	26,726	352,964
Subsea 7 SA	18,089	185,103
Subsea 7 SA- ADR	3,305	33,975

		572,042

FOOD & STAPLES RETAILING—0.3%
J Sainsbury plc	4,806	18,352
J Sainsbury plc- ADR	18,741	282,989
WM Morrison Supermarkets plc	29,374	83,812
WM Morrison Supermarkets plc- ADR	8,054	114,202

		499,355

FOOD PRODUCTS—0.6%
Unilever NV—NY Registry Shares	28,732	1,121,697

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
UNITED KINGDOM—13.1%, continued
HEALTH CARE EQUIPMENT & SUPPLIES—0.4%
Smith & Nephew plc	4,232	$76,314
Smith & Nephew plc- ADR	17,185	631,377

		707,691

HOTELS, RESTAURANTS & LEISURE—0.8%
Compass Group plc	2,247	38,408
Compass Group plc- ADR	47,072	802,107
InterContinental Hotels Group plc- ADR	11,424	457,531

		1,298,046

HOUSEHOLD PRODUCTS—0.6%
Reckitt Benckiser Group plc	3,212	260,152
Reckitt Benckiser Group plc- ADR	49,075	813,173

		1,073,325

INSURANCE—0.9%
Aviva plc	41,971	315,344
Aviva plc- ADR	6,116	91,129
Prudential plc- ADR	24,107	1,113,020

		1,519,493

MEDIA—1.2%
Pearson plc- ADR	23,760	438,372
Reed Elsevier plc- ADR	9,232	628,237
Sky plc	3,176	44,325
Sky plc- ADR	6,005	334,599
WPP plc- ADR	6,767	704,445

		2,149,978

METALS & MINING—0.1%
Antofagasta plc	3,335	38,859
Antofagasta plc- ADR	3,393	80,380

		119,239

MULTILINE RETAIL—0.3%
Marks & Spencer Group plc	10,719	79,368
Marks & Spencer Group plc- ADR	17,019	250,520
Next plc	1,607	170,433

		500,321

MULTI-UTILITIES—0.9%
National Grid plc- ADR	21,403	1,512,336

OIL, GAS & CONSUMABLE FUELS—0.6%
BG Group plc	6,208	83,074
BG Group plc- ADR	48,093	642,522
Tullow Oil plc	44,086	284,106
Tullow Oil plc- ADR	15,976	50,963

		1,060,665

PHARMACEUTICALS—1.4%
AstraZeneca plc- ADR	15,840	1,114,819
GlaxoSmithKline plc- ADR	28,888	1,234,673
Indivior plc(a)	3,212	7,480
Indivior plc- ADR(a)	1,963	22,182

		2,379,154

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
UNITED KINGDOM—13.1%, continued
PROFESSIONAL SERVICES—0.1%
Capita plc	12,030	$201,715

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.2%
Land Securities Group plc REIT	16,051	288,527

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.2%
ARM Holdings plc- ADR	8,551	395,911

SOFTWARE—0.2%
Sage Group plc	33,781	243,986
Sage Group plc- ADR	2,320	66,825

		310,811

SPECIALTY RETAIL—0.2%
Kingfisher plc- ADR	29,151	308,855

WATER UTILITIES—0.4%
Severn Trent plc	6,683	208,438
United Utilities Group plc	2,386	33,891
United Utilities Group plc- ADR	12,883	365,194

		607,523

WIRELESS TELECOMMUNICATION SERVICES—0.5%
Vodafone Group plc- ADR	26,458	904,070

		22,664,629

UNITED STATES—0.6%
HEALTH CARE PROVIDERS & SERVICES—0.1%
Catamaran Corp.(a)	3,636	188,163

HOTELS, RESTAURANTS & LEISURE—0.2%
Carnival plc- ADR	7,671	345,118

MEDIA—0.2%
Thomson Reuters Corp.	7,011	282,824

METALS & MINING—0.1%
Sims Metal Management Ltd.- ADR	21,356	207,644

		1,023,749

TOTAL COMMON STOCKS		168,982,558

PREFERRED STOCKS—0.5%
BRAZIL—0.5%
BANKS—0.3%
Itau Unibanco Holding SA- ADR	40,962	532,916

FOOD & STAPLES RETAILING—0.2%
Cia Brasileira de Distribuicao- ADR	8,435	310,661

		843,577

TOTAL PREFERRED STOCKS		843,577

WARRANT—0.0%**
HONG KONG—0.0%**
Sun Hung Kai Properties Ltd., expiring 4/22/16(a)	916	2,315

CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Calvert Social Investment Foundation, Inc., 1.00%, 12/15/17	$600,000	600,000
Everence Community Investment, Inc., 1.00%, 12/15/15+(b)	343,000	342,436

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2014

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE NOTES—0.9%, continued
COMMUNITY DEVELOPMENT—0.9%, continued
Everence Community Investment, Inc., 1.50%, 12/15/16+(b)	$656,000	$658,129

TOTAL CORPORATE NOTES		1,600,565

TOTAL INVESTMENTS (Cost* $156,829,960— Unrealized gain/loss $14,602,588)—99.4%		$171,429,015
Other assets in excess of liabilities—0.6%		1,014,518

NET ASSETS—100%		$172,443,533

+	Variable rate security. Rates presented are the rates in effect at December 31, 2014.
(a)	Non-income producing securities.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been fair valued by the Pricing Committee and have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Maturity Date	Principal Amount	Cost	Acquisition Date
Everence Community Investment, Inc.
	1.00%	12/15/2015	$343,000	$343,000	12/13/2012
	1.50	12/15/2016	656,000	656,000	12/13/2013

At December 31, 2014, these securities had an aggregate market value of $1,000,565, representing 0.6% of net assets.

*	Represents cost for financial reporting purposes.
**	Amount rounds to less than 0.1%.

ADR	—	American Depositary Receipt
plc	—	Public Liability Company
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Value Index Fund

Annual report to shareholders

Portfolio Managers’ Commentary

In 2014, certain asset classes and economic sectors diverged from the broader trend of strong performance by financial assets like stocks and bonds. In particular, the Standard and Poor’s 500 Index rose 13.68 percent on top of a spectacular year in 2013 and the Barclays U.S. Aggregate Bond Index rose nearly 6 percent. Underneath the U.S. equity trend, energy sector stocks sold off 7.8 percent while utilities surged 29 percent. Energy shares sold off in sympathy with oil prices, which dropped 45 percent during the second half of the year. Utilities stocks attracted fixed income investor ardor as yields on bonds dried up to a trickle.

Among U.S. equity indexes, large and mid-caps led while small caps made up lost ground in the fourth quarter to deliver a mid-single digit return for the year. Against this positive backdrop, the Praxis Value Index Fund Class A Shares (without load) climbed 12.57 percent, reflecting investor confidence in the ongoing recovery of the U.S. economy.

This return outperformed the 12.35 percent return of the benchmark (S&P 500 Value Index). The impact of the Fund family screens on returns was noticeable in the energy sector, where an underweight reflective of our environmental screens was a benefit over the course of the year.

The mid-December reconstitution of the benchmark index and our routine updating of our screening list caused some shuffling of portfolio holdings. However, we believe we will be able to continue tracking benchmark returns with continued reduced variability.

Chad Horning, CFA®

Praxis Value Index Fund Co-Manager

Everence Financial

Dale Snyder, CFA®

Praxis Value Index Fund Co-Manager

Everence Financial

The views expressed are those of the portfolio manager as of Dec. 31, 2014, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Value Index Fund

Performance Review

Growth of $10,000 investment from 12/31/04 to 12/31/14

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and the S&P 500 Value Index from 12/31/04 to 12/31/14, and includes the reinvestment of dividends and capital gains.

				Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio*** Gross / Net
Value Index Fund
Class A (Without Load)		12.57%	19.74%	13.42%	5.09%	1.03%	1.03%
Class A *		6.67%	17.60%	12.21%	4.53%
Class I**	5/1/06	13.03%	20.45%	14.24%	5.57%	0.48%	0.48%
S&P 500 Value Index[1]		12.35%	20.38%	14.85%	6.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*     The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**   Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 5/1/01 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

*** Reflects the expense ratios as reported in the Prospectus dated April 30, 2014. Contractual fee waivers were in effect from January 1, 2014 through April 30, 2014 for Class A.

1   The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Value Index Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%
AIR FREIGHT & LOGISTICS—0.8%
FedEx Corp.	3,106	$539,388
United Parcel Service, Inc., Class B	4,664	518,497

		1,057,885

AUTO COMPONENTS—0.9%
BorgWarner, Inc.	4,390	241,231
Delphi Automotive plc	3,800	276,336
Goodyear Tire & Rubber Co.	4,500	128,565
Johnson Controls, Inc.	11,351	548,707

		1,194,839

AUTOMOBILES—1.7%
Ford Motor Co.	70,233	1,088,612
General Motors Co.	30,620	1,068,944

		2,157,556

BANKS—11.5%
Bank of America Corp.	153,220	2,741,106
BB&T Corp.	13,054	507,670
Citigroup, Inc.	43,026	2,328,137
Comerica, Inc.	4,021	188,343
Huntington Bancshares, Inc.	18,154	190,980
JPMorgan Chase & Co.	57,942	3,626,010
KeyCorp	9,408	130,771
M&T Bank Corp.	2,256	283,399
PNC Financial Services Group, Inc.	7,721	704,387
Regions Financial Corp.	11,830	124,925
SunTrust Banks, Inc.	6,766	283,495
U.S. Bancorp	11,287	507,351
Wells Fargo & Co.	50,289	2,756,843
Zions Bancorp	4,400	125,444

		14,498,861

BEVERAGES—1.8%
Coca-Cola Co.	29,710	1,254,356
PepsiCo, Inc.	10,879	1,028,718

		2,283,074

BIOTECHNOLOGY—0.2%
Amgen, Inc.	1,504	239,572

BUILDING PRODUCTS—0.2%
Allegion plc	4,028	223,393

CAPITAL MARKETS—3.5%
Ameriprise Financial, Inc.	1,806	238,844
Bank of New York Mellon Corp.	14,064	570,576
BlackRock, Inc.	932	333,246
Charles Schwab Corp.	4,120	124,383
Goldman Sachs Group, Inc.	6,557	1,270,943
Invesco Ltd.	4,702	185,823
Morgan Stanley	22,811	885,067
Northern Trust Corp.	3,977	268,050
State Street Corp.	6,240	489,840

		4,366,772

CHEMICALS—2.9%
Air Products & Chemicals, Inc.	2,567	370,239
E.I. du Pont de Nemours & Co.	15,069	1,114,202
Eastman Chemical Co.	5,570	422,540

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
CHEMICALS—2.9%, continued
Ecolab, Inc.	1,616	$168,904
LyondellBasell Industries NV, Class A	4,670	370,751
Mosaic Co.	4,920	224,598
PPG Industries, Inc.	1,000	231,150
Praxair, Inc.	5,656	732,791

		3,635,175

COMMERCIAL SERVICES & SUPPLIES—0.5%
ADT Corp.	5,046	182,817
Tyco International plc	10,821	474,609

		657,426

COMMUNICATIONS EQUIPMENT—0.7%
Cisco Systems, Inc.	30,465	847,384

CONSTRUCTION MATERIALS—0.2%
Vulcan Materials Co.	3,272	215,069

CONSUMER FINANCE—1.3%
American Express Co.	7,624	709,337
Capital One Financial Corp.	10,900	899,795

		1,609,132

CONTAINERS & PACKAGING—0.5%
Avery Dennison Corp.	3,846	199,531
Ball Corp.	4,084	278,406
Owens-Illinois, Inc.(a)	7,755	209,307

		687,244

DISTRIBUTORS—0.3%
Genuine Parts Co.	3,080	328,236

DIVERSIFIED CONSUMER SERVICES—0.2%
H&R Block, Inc.	6,094	205,246

DIVERSIFIED FINANCIAL SERVICES—3.9%
Berkshire Hathaway, Inc., Class B(a)	27,382	4,111,408
CME Group, Inc.	5,240	464,526
McGraw Hill Financial, Inc.	3,488	310,362

		4,886,296

DIVERSIFIED TELECOMMUNICATION SERVICES—5.2%
AT&T, Inc.	86,318	2,899,422
CenturyLink, Inc.	7,688	304,291
Frontier Communications Corp.	27,678	184,612
Verizon Communications, Inc.	61,930	2,897,085
Windstream Holdings, Inc.	26,200	215,888

		6,501,298

ELECTRIC UTILITIES—3.9%
American Electric Power Co., Inc.	6,000	364,320
Duke Energy Corp.	15,864	1,325,279
Edison International	3,537	231,603
NextEra Energy, Inc.	8,265	878,487
PPL Corp.	14,801	537,720
Southern Co.	24,911	1,223,379
Xcel Energy, Inc.	8,784	315,521

		4,876,309

ELECTRICAL EQUIPMENT—1.2%
Eaton Corp. plc	9,050	615,038
Emerson Electric Co.	10,424	643,474

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Value Index Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
ELECTRICAL EQUIPMENT—1.2%, continued
Rockwell Automation, Inc.	2,470	$274,664

		1,533,176

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.4%
Corning, Inc.	16,306	373,897
TE Connectivity Ltd.	1,996	126,247

		500,144

ENERGY EQUIPMENT & SERVICES—2.6%
Baker Hughes, Inc.	6,000	336,420
Cameron International Corp.(a)	4,198	209,690
Diamond Offshore Drilling, Inc.	5,913	217,066
Ensco plc, Class A	8,150	244,092
FMC Technologies, Inc.(a)	2,740	128,342
Nabors Industries Ltd.	15,176	196,984
National Oilwell Varco, Inc.	9,526	624,239
Noble Corp. plc	13,071	216,586
Schlumberger Ltd.	10,970	936,948
Transocean Ltd.	11,520	211,162

		3,321,529

FOOD & STAPLES RETAILING—4.5%
Costco Wholesale Corp.	6,540	927,045
CVS Health Corp.	1,923	185,204
Kroger Co.	9,582	615,260
Safeway, Inc.	6,607	232,038
Sysco Corp.	10,383	412,101
Walgreens Boots Alliance, Inc.	10,216	778,459
Wal-Mart Stores, Inc.	28,280	2,428,687
Whole Foods Market, Inc.	2,900	146,218

		5,725,012

FOOD PRODUCTS—2.4%
Archer-Daniels-Midland Co.	7,850	408,200
General Mills, Inc.	8,384	447,119
Kellogg Co.	3,959	259,077
Kraft Foods Group, Inc.	10,350	648,531
Mondelez International, Inc., Class A	34,482	1,252,558

		3,015,485

GAS UTILITIES—0.3%
AGL Resources, Inc.	7,240	394,652

HEALTH CARE EQUIPMENT & SUPPLIES—0.5%
Abbott Laboratories	9,750	438,945
Baxter International, Inc.	2,140	156,841

		595,786

HEALTH CARE PROVIDERS & SERVICES—3.2%
Aetna, Inc.	4,309	382,769
Anthem, Inc.	5,655	710,664
Cardinal Health, Inc.	3,030	244,612
Cigna Corp.	1,255	129,152
Express Scripts Holding Co.(a)	8,567	725,368
Humana, Inc.	2,730	392,110
McKesson Corp.	1,664	345,413
UnitedHealth Group, Inc.	11,127	1,124,828

		4,054,916

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
HOTELS, RESTAURANTS & LEISURE—1.6%
Carnival Corp.	8,393	$380,455
McDonald’s Corp.	11,860	1,111,282
Starbucks Corp.	2,180	178,869
Starwood Hotels & Resorts Worldwide, Inc.	1,776	143,980
Wyndham Worldwide Corp.	2,711	232,495

		2,047,081

HOUSEHOLD DURABLES—0.2%
D.R. Horton, Inc.	5,034	127,310
Whirlpool Corp.	872	168,941

		296,251

HOUSEHOLD PRODUCTS—1.7%
Colgate-Palmolive Co.	4,598	318,135
Procter & Gamble Co.	20,308	1,849,856

		2,167,991

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.3%
AES Corp.	11,874	163,505
NRG Energy, Inc.	6,736	181,535

		345,040

INDUSTRIAL CONGLOMERATES—1.0%
3M Co.	6,195	1,017,962
Roper Industries, Inc.	1,380	215,763

		1,233,725

INSURANCE—6.3%
ACE Ltd.	4,420	507,770
Aflac, Inc.	10,310	629,838
Allstate Corp.	8,739	613,915
American International Group, Inc.	21,857	1,224,210
Aon plc	2,267	214,980
Assurant, Inc.	2,924	200,089
Chubb Corp.	3,750	388,012
Cincinnati Financial Corp.	2,512	130,197
Hartford Financial Services Group, Inc.	4,990	208,033
Lincoln National Corp.	3,280	189,158
Loews Corp.	9,894	415,746
Marsh & McLennan Cos., Inc.	5,930	339,433
MetLife, Inc.	20,563	1,112,253
Principal Financial Group, Inc.	3,230	167,766
Progressive Corp.	4,933	133,142
Prudential Financial, Inc.	8,520	770,719
Travelers Cos., Inc.	5,533	585,668
Unum Group	4,280	149,286

		7,980,215

INTERNET SOFTWARE & SERVICES—0.4%
eBay, Inc.(a)	2,888	162,075
Google, Inc., Class C(a)	420	221,088
Google, Inc., Class A(a)	240	127,358

		510,521

IT SERVICES—2.8%
Accenture plc, Class A	4,238	378,496
Fidelity National Information Services, Inc.	3,862	240,217
International Business Machines Corp.	14,012	2,248,085

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Value Index Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
IT SERVICES—2.8%, continued
Mastercard, Inc., Class A	1,420	$122,347
Paychex, Inc.	3,684	170,090
Western Union Co.	10,989	196,813
Xerox Corp.	15,601	216,230

		3,572,278

LIFE SCIENCES TOOLS & SERVICES—0.1%
Thermo Fisher Scientific, Inc.	1,204	150,849

MACHINERY—3.1%
Deere & Co.	9,107	805,696
Dover Corp.	3,483	249,801
Flowserve Corp.	3,900	233,337
Illinois Tool Works, Inc.	5,095	482,497
Ingersoll-Rand plc	5,365	340,087
Joy Global, Inc.	4,620	214,922
PACCAR, Inc.	3,666	249,325
Parker-Hannifin Corp.	3,757	484,465
Pentair plc	3,600	239,112
Stanley Black & Decker, Inc.	2,540	244,043
Xylem, Inc.	10,598	403,466

		3,946,751

MEDIA—2.0%
CBS Corp., Class B	2,720	150,525
Comcast Corp., Class A	15,295	887,263
Omnicom Group, Inc.	2,019	156,412
Time Warner Cable, Inc.	1,227	186,578
Time Warner, Inc.	3,172	270,952
Viacom, Inc., Class B	3,931	295,808
Walt Disney Co.	5,997	564,857

		2,512,395

METALS & MINING—0.5%
Newmont Mining Corp.	10,380	196,182
Nucor Corp.	9,290	455,674

		651,856

MULTILINE RETAIL—0.9%
Macy’s, Inc.	3,933	258,595
Target Corp.	11,166	847,611

		1,106,206

MULTI-UTILITIES—1.5%
CenterPoint Energy, Inc.	9,131	213,940
Consolidated Edison, Inc.	9,561	631,122
DTE Energy Co.	3,270	282,430
NiSource, Inc.	4,934	209,300
SCANA Corp.	4,988	301,275
Sempra Energy	2,723	303,233

		1,941,300

OIL, GAS & CONSUMABLE FUELS—9.8%
Anadarko Petroleum Corp.	3,710	306,075
Apache Corp.	9,988	625,948
ConocoPhillips	33,767	2,331,949
Denbury Resources, Inc.	28,879	234,786
EOG Resources, Inc.	1,900	174,933
EQT Corp.	2,798	211,809
Hess Corp.	11,640	859,265

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
OIL, GAS & CONSUMABLE FUELS—9.8%, continued
Kinder Morgan, Inc.	7,081	$299,597
Marathon Oil Corp.	32,776	927,233
Marathon Petroleum Corp.	5,448	491,736
Murphy Oil Corp.	12,956	654,537
Noble Energy, Inc.	10,988	521,161
Occidental Petroleum Corp.	22,430	1,808,082
ONEOK, Inc.	4,175	207,873
Phillips 66	15,644	1,121,675
QEP Resources, Inc.	12,478	252,305
Southwestern Energy Co.(a)	7,744	211,334
Spectra Energy Corp.	27,629	1,002,933
Williams Cos., Inc.	3,591	161,380

		12,404,611

PAPER & FOREST PRODUCTS—0.2%
International Paper Co.	5,781	309,746

PERSONAL PRODUCTS—0.4%
Avon Products, Inc.	24,222	227,445
Estee Lauder Cos., Inc., Class A	3,190	243,078

		470,523

PHARMACEUTICALS—4.9%
AbbVie, Inc.	6,888	450,751
Bristol-Myers Squibb Co.	12,729	751,393
Eli Lilly & Co.	11,197	772,481
Hospira, Inc.(a)	2,233	136,771
Johnson & Johnson	25,081	2,622,720
Merck & Co., Inc.	25,311	1,437,412

		6,171,528

REAL ESTATE INVESTMENT TRUSTS (REITS)—1.0%
HCP, Inc.	4,327	190,518
Plum Creek Timber Co., Inc.	2,980	127,514
Prologis, Inc.	4,597	197,809
Simon Property Group, Inc.	1,429	260,235
Vornado Realty Trust	1,493	175,741
Weyerhaeuser Co.	6,909	247,964

		1,199,781

ROAD & RAIL—0.3%
Norfolk Southern Corp.	1,835	201,134
Ryder System, Inc.	1,959	181,893

		383,027

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.7%
Analog Devices, Inc.	6,343	352,163
Applied Materials, Inc.	4,927	122,781
Intel Corp.	3,328	120,773
NVIDIA Corp.	11,608	232,741

		828,458

SOFTWARE—1.6%
Adobe Systems, Inc.(a)	1,819	132,241
CA, Inc.	7,512	228,740
Microsoft Corp.	8,480	393,896
Oracle Corp.	26,072	1,172,458
salesforce.com, Inc.(a)	2,090	123,958

		2,051,293

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Value Index Fund
December 31, 2014

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
SPECIALTY RETAIL—0.6%
Best Buy Co., Inc.	3,210	$125,126
Home Depot, Inc.	3,542	371,804
Staples, Inc.	11,780	213,453

		710,383

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.4%
Apple, Inc.	1,610	177,712
EMC Corp.	15,941	474,085
Hewlett-Packard Co.	28,901	1,159,797

		1,811,594

TRADING COMPANIES & DISTRIBUTORS—0.1%
W.W. Grainger, Inc.	490	124,896

TOTAL COMMON STOCKS		124,539,766

CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Calvert Social Investment Foundation, Inc., 1.00%, 12/15/17	$750,000	750,000
Everence Community Investment, Inc., 1.00%, 12/15/15+(b)	175,000	174,712
Everence Community Investment, Inc., 1.50%, 12/15/16+(b)	192,500	193,125

TOTAL CORPORATE NOTES		1,117,837

TOTAL INVESTMENTS (Cost* $95,212,817— Unrealized gain/loss $30,444,786)—99.6%		$125,657,603
Other assets in excess of liabilities—0.4%		542,567

NET ASSETS—100%		$126,200,170

+	Variable rate security. Rates presented are the rates in effect at December 31, 2014.
(a)	Non-income producing securities.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been fair valued by the Pricing Committee and have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Maturity Date	Principal Amount	Cost	Acquisition Date
Everence Community Investment, Inc. 1.00%		12/15/2015	$175,000	$175,000	12/13/2012

At December 31, 2014, these securities had an aggregate market value of $367,837, representing 0.3% of net assets.

*	Represents cost for financial reporting purposes.

plc	—	Public Liability Company
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Growth Index Fund

Annual report to shareholders

Portfolio Managers’ Commentary

In 2014, certain asset classes and economic sectors diverged from the broader trend of strong performance by financial assets like stocks and bonds. In particular, the Standard and Poor’s 500 Index rose 13.68 percent on top of a spectacular year in 2013, and the Barclays U.S. Aggregate Bond Index rose nearly 6 percent. Underneath the U.S. equity trend, energy sector stocks sold off 7.8 percent while utilities surged 29 percent. Energy shares sold off in sympathy with oil prices, which dropped 45 percent during the second half of the year. Utilities stocks attracted fixed income investor ardor as yields on bonds dried up to a trickle.

Among U.S. equity indexes, large and mid-caps led while small caps made up lost ground in the fourth quarter to deliver a mid-single digit return for the year. Against this positive backdrop, the Praxis Growth Index Fund Class A Shares (without load) climbed 14.26 percent, reflecting investor confidence in the ongoing recovery of the U.S. economy. This return underperformed the 14.89 percent return of the benchmark (S&P 500 Growth Index), and the impact of the Fund family screens on returns was minimal over the course of the year.

The mid-December reconstitution of the benchmark index and our routine updating of our screening list caused some shuffling of portfolio holdings. However, we believe we will be able to continue tracking benchmark returns with continued reduced variability.

Chad Horning, CFA®

Praxis Value Index Fund Co-Manager

Everence Financial

Dale Snyder, CFA®

Praxis Value Index Fund Co-Manager

Everence Financial

The views expressed are those of the portfolio manager as of Dec. 31, 2014, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Growth Index Fund

Performance Review

Growth of $10,000 Investment from 5/1/07 to 12/31/14

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and the S&P Growth Index from 5/1/07 to 12/31/14, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Since Inception	Expense Ratio** Gross / Net
Growth Index Fund
Class A (Without Load)	5/1/07	14.26%	20.81%	15.08%	7.71%	1.01%	1.01%
Class A *	5/1/07	8.27%	18.66%	13.85%	6.96%
Class I	5/1/07	14.77%	21.43%	15.68%	8.16%	0.47%	0.47%
S&P 500 Growth Index[1]		14.89%	20.46%	16.04%	8.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*     The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**   Reflects the expense ratios as reported in the Prospectus dated April 30, 2014. Contractual fee waivers are in effect from May 1, 2014 through April 30, 2015 for Class A.

1    The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings charge to price and momentum) of the S&P 500 Index, a universe of large capitalization companies in the US equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Growth Index Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—98.9%
AIR FREIGHT & LOGISTICS—1.1%
C. H. Robinson Worldwide, Inc.	2,459	$184,155
Expeditors International of Washington, Inc.	3,995	178,217
FedEx Corp.	3,044	528,621
United Parcel Service, Inc., Class B	9,026	1,003,420

		1,894,413

AIRLINES—0.8%
Delta Air Lines, Inc.	14,412	708,926
Southwest Airlines Co.	16,576	701,497

		1,410,423

AUTO COMPONENTS—0.2%
Delphi Automotive plc	4,705	342,148

AUTOMOBILES—0.2%
Harley-Davidson, Inc.	4,305	283,743

BANKS—1.5%
Fifth Third Bancorp	8,595	175,123
U.S. Bancorp	19,296	867,355
Wells Fargo & Co.	29,764	1,631,663

		2,674,141

BEVERAGES—2.7%
Coca-Cola Co.	53,560	2,261,303
Monster Beverage Corp.(a)	2,421	262,315
PepsiCo, Inc.	22,533	2,130,721

		4,654,339

BIOTECHNOLOGY—5.9%
Alexion Pharmaceuticals, Inc.(a)	4,425	818,758
Amgen, Inc.	14,823	2,361,156
Biogen Idec, Inc.(a)	4,371	1,483,736
Celgene Corp.(a)	16,758	1,874,550
Gilead Sciences, Inc.(a)	27,932	2,632,870
Regeneron Pharmaceuticals, Inc.(a)	1,440	590,760
Vertex Pharmaceuticals, Inc.(a)	4,082	484,941

		10,246,771

BUILDING PRODUCTS—0.1%
Masco Corp.	7,182	180,986

CAPITAL MARKETS—2.0%
Ameriprise Financial, Inc.	4,361	576,742
BlackRock, Inc.	2,088	746,586
Charles Schwab Corp.	18,879	569,957
Franklin Resources, Inc.	7,976	441,631
Northern Trust Corp.	4,438	299,121
State Street Corp.	2,220	174,270
T. Rowe Price Group, Inc.	8,045	690,744

		3,499,051

CHEMICALS—2.8%
Air Products & Chemicals, Inc.	5,469	788,794
E.I. du Pont de Nemours & Co.	10,538	779,180
Ecolab, Inc.	7,662	800,832
PPG Industries, Inc.	2,740	633,351
Praxair, Inc.	8,079	1,046,715
Sherwin-Williams Co.	1,830	481,363
Sigma-Aldrich Corp.	2,605	357,589

		4,887,824

	SHARES	FAIR VALUE
COMMON STOCKS—98.9, continued
COMMUNICATIONS EQUIPMENT—2.6%
Cisco Systems, Inc.	59,674	$1,659,832
F5 Networks, Inc.(a)	2,555	333,338
Juniper Networks, Inc.	8,505	189,832
QUALCOMM, Inc.	32,565	2,420,556

		4,603,558

CONSUMER FINANCE—1.0%
American Express Co.	12,240	1,138,810
Discover Financial Services	9,272	607,223

		1,746,033

CONTAINERS & PACKAGING—0.1%
Sealed Air Corp.	5,793	245,797

DIVERSIFIED FINANCIAL SERVICES—0.7%
Berkshire Hathaway, Inc., Class B(a)	2,515	377,627
Intercontinental Exchange, Inc.	2,047	448,887
McGraw Hill Financial, Inc.	5,128	456,289

		1,282,803

DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
Level 3 Communications, Inc.(a)	6,374	314,748
Verizon Communications, Inc.	8,380	392,016

		706,764

ELECTRIC UTILITIES—0.5%
NextEra Energy, Inc.	8,610	915,157

ELECTRICAL EQUIPMENT—0.4%
Emerson Electric Co.	3,189	196,857
Rockwell Automation, Inc.	4,181	464,927

		661,784

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.3%
Amphenol Corp., Class A	10,146	545,956

ENERGY EQUIPMENT & SERVICES—0.7%
Cameron International Corp.(a)	4,337	216,633
Schlumberger Ltd.	11,061	944,720

		1,161,353

FOOD & STAPLES RETAILING—1.9%
Costco Wholesale Corp.	1,796	254,583
CVS Health Corp.	23,968	2,308,358
Walgreens Boots Alliance, Inc.	3,882	295,808
Wal-Mart Stores, Inc.	2,244	192,715
Whole Foods Market, Inc.	4,929	248,520

		3,299,984

FOOD PRODUCTS—1.7%
Campbell Soup Co.	5,670	249,480
Hershey Co.	5,314	552,284
Kellogg Co.	4,846	317,122
Keurig Green Mountain, Inc.	2,536	335,754
Kraft Foods Group, Inc.	8,438	528,725
Mead Johnson Nutrition Co.	5,698	572,877
Mondelez International, Inc., Class A	11,813	429,107

		2,985,349

GAS UTILITIES—0.2%
AGL Resources, Inc.	5,725	312,070

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Growth Index Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—98.9, continued
HEALTH CARE EQUIPMENT & SUPPLIES—3.0%
Baxter International, Inc.	9,021	$661,149
Boston Scientific Corp.(a)	19,106	253,155
Covidien plc	8,857	905,894
Edwards Lifesciences Corp.(a)	2,620	333,736
Intuitive Surgical, Inc.(a)	511	270,288
Medtronic, Inc.	22,445	1,620,529
Stryker Corp.	7,068	666,724
Zimmer Holdings, Inc.	4,404	499,502

		5,210,977

HEALTH CARE PROVIDERS & SERVICES—1.2%
DaVita HealthCare Partners, Inc.(a)	4,292	325,076
Express Scripts Holding Co.(a)	7,717	653,398
UnitedHealth Group, Inc.	10,473	1,058,716

		2,037,190

HEALTH CARE TECHNOLOGY—0.3%
Cerner Corp.(a)	8,234	532,410

HOTELS, RESTAURANTS & LEISURE—2.3%
Chipotle Mexican Grill, Inc.(a)	790	540,763
Marriott International, Inc., Class A	5,438	424,327
McDonald’s Corp.	12,500	1,171,250
Starbucks Corp.	12,199	1,000,928
Starwood Hotels & Resorts Worldwide, Inc.	3,900	316,173
Yum! Brands, Inc.	6,767	492,976

		3,946,417

HOUSEHOLD DURABLES—0.2%
Whirlpool Corp.	1,667	322,965

HOUSEHOLD PRODUCTS—2.5%
Colgate-Palmolive Co.	13,933	964,024
Kimberly-Clark Corp.	8,229	950,779
Procter & Gamble Co.	26,136	2,380,728

		4,295,531

INDUSTRIAL CONGLOMERATES—1.5%
3M Co.	12,187	2,002,568
Roper Industries, Inc.	4,143	647,758

		2,650,326

INSURANCE—1.0%
Aflac, Inc.	4,154	253,768
Aon plc	6,821	646,835
Chubb Corp.	4,619	477,928
Prudential Financial, Inc.	1,920	173,683
Travelers Cos., Inc.	2,642	279,656

		1,831,870

INTERNET & CATALOG RETAIL—2.2%
Amazon.com, Inc.(a)	6,436	1,997,413
Expedia, Inc.	2,388	203,840
Netflix, Inc.(a)	1,218	416,081
Priceline Group, Inc.(a)	1,030	1,174,416

		3,791,750

INTERNET SOFTWARE & SERVICES—6.1%
Akamai Technologies, Inc.(a)	5,069	319,144
eBay, Inc.(a)	16,367	918,516

	SHARES	FAIR VALUE
COMMON STOCKS—98.9, continued
INTERNET SOFTWARE & SERVICES—6.1%, continued
Facebook, Inc., Class A(a)	38,630	$3,013,913
Google, Inc., Class C(a)	4,749	2,499,874
Google, Inc., Class A(a)	5,029	2,668,689
VeriSign, Inc.(a)	5,480	312,360
Yahoo!, Inc.(a)	17,787	898,421

		10,630,917

IT SERVICES—4.3%
Accenture plc, Class A	7,994	713,944
Automatic Data Processing, Inc.	11,012	918,071
Cognizant Technology Solutions Corp., Class A(a)	11,980	630,867
Fiserv, Inc.(a)	7,858	557,682
International Business Machines Corp.	1,095	175,682
Mastercard, Inc., Class A	20,125	1,733,970
Paychex, Inc.	5,970	275,635
Visa, Inc., Class A	9,541	2,501,650

		7,507,501

LIFE SCIENCES TOOLS & SERVICES—0.7%
Agilent Technologies, Inc.	5,785	236,838
Thermo Fisher Scientific, Inc.	7,828	980,770

		1,217,608

MACHINERY—0.5%
Illinois Tool Works, Inc.	6,683	632,880
Ingersoll-Rand plc	4,358	276,254

		909,134

MEDIA—5.5%
CBS Corp., Class B	6,525	361,093
Comcast Corp., Class A	34,977	2,029,016
DIRECTV(a)	11,407	988,987
Discovery Communications, Inc., Class C(a)	6,791	228,992
Discovery Communications, Inc., Class A(a)	6,791	233,950
Gannett Co., Inc.	6,184	197,455
Omnicom Group, Inc.	8,416	651,988
Time Warner Cable, Inc.	4,148	630,745
Time Warner, Inc.	15,792	1,348,953
Viacom, Inc., Class B	4,340	326,585
Walt Disney Co.	27,439	2,584,479

		9,582,243

MULTILINE RETAIL—0.4%
Dollar Tree, Inc.(a)	6,249	439,805
Target Corp.	2,531	192,128

		631,933

OIL, GAS & CONSUMABLE FUELS—2.6%
Anadarko Petroleum Corp.	4,126	340,395
EOG Resources, Inc.	11,562	1,064,513
EQT Corp.	4,010	303,557
Kinder Morgan, Inc.	29,358	1,242,137
Murphy Oil Corp.	6,990	353,135
Noble Energy, Inc.	3,494	165,720
Spectra Energy Corp.	14,393	522,466
Williams Cos., Inc.	13,291	597,298

		4,589,221

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Growth Index Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—98.9, continued
PHARMACEUTICALS—6.7%
AbbVie, Inc.	31,628	$2,069,736
Actavis plc(a)	4,496	1,157,315
Allergan, Inc./United States	5,512	1,171,796
Bristol-Myers Squibb Co.	19,628	1,158,641
Eli Lilly & Co.	7,061	487,139
Johnson & Johnson	31,098	3,251,918
Merck & Co., Inc.	28,494	1,618,174
Mylan, Inc.(a)	8,313	468,604
Perrigo Co. plc	1,776	296,876

		11,680,199

PROFESSIONAL SERVICES—0.2%
Robert Half International, Inc.	6,317	368,786

REAL ESTATE INVESTMENT TRUSTS (REITS)—4.1%
American Tower Corp.	10,594	1,047,217
AvalonBay Communities, Inc.	3,510	573,499
Crown Castle International Corp.	11,808	929,289
Equity Residential	9,459	679,534
General Growth Properties, Inc.	12,536	352,638
Health Care REIT, Inc.	9,176	694,348
Host Hotels & Resorts, Inc.	16,449	390,993
Public Storage	3,142	580,799
Simon Property Group, Inc.	5,204	947,700
Ventas, Inc.	8,540	612,318
Weyerhaeuser Co.	9,037	324,338

		7,132,673

ROAD & RAIL—2.0%
CSX Corp.	15,338	555,696
Kansas City Southern	2,586	315,569
Norfolk Southern Corp.	5,900	646,699
Union Pacific Corp.	17,062	2,032,596

		3,550,560

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.2%
Altera Corp.	5,948	219,719
Analog Devices, Inc.	8,337	462,870
Applied Materials, Inc.	18,241	454,566
Avago Technologies Ltd.	6,441	647,900
Broadcom Corp., Class A	12,158	526,806
Intel Corp.	89,693	3,254,959
Micron Technology, Inc.(a)	21,952	768,540
Texas Instruments, Inc.	18,499	989,049

		7,324,409

SOFTWARE—6.4%
Adobe Systems, Inc.(a)	7,977	579,928
Autodesk, Inc.(a)	4,626	277,837
Citrix Systems, Inc.(a)	3,452	220,238
Intuit, Inc.	6,883	634,544
Microsoft Corp.	148,554	6,900,333
Oracle Corp.	35,196	1,582,764
Red Hat, Inc.(a)	3,075	212,605
salesforce.com, Inc.(a)	8,813	522,699
Symantec Corp.	10,288	263,939

		11,194,887

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
COMMON STOCKS—98.9, continued
SPECIALTY RETAIL—3.5%
Bed Bath & Beyond, Inc.(a)	2,656	$202,308
Gap, Inc.	8,185	344,670
Home Depot, Inc.	26,011	2,730,375
Lowe’s Cos., Inc.	17,846	1,227,805
O’Reilly Automotive, Inc.(a)	1,963	378,113
Ross Stores, Inc.	4,571	430,862
TJX Cos., Inc.	12,650	867,537

		6,181,670

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—8.2%
Apple, Inc.	106,785	11,786,928
EMC Corp.	27,961	831,560
NetApp, Inc.	6,524	270,420
SanDisk Corp.	4,838	474,027
Seagate Technology plc	6,305	419,283
Western Digital Corp.	4,218	466,933

		14,249,151

TEXTILES, APPAREL & LUXURY GOODS—1.2%
NIKE, Inc., Class B	12,530	1,204,759
Ralph Lauren Corp.	1,097	203,121
VF Corp.	9,543	714,771

		2,122,651

TRADING COMPANIES & DISTRIBUTORS—0.3%
Fastenal Co.	3,809	181,156
W.W. Grainger, Inc.	1,081	275,536

		456,692

TOTAL COMMON STOCKS		172,490,118

CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Calvert Social Investment Foundation, Inc., 1.00%, 12/15/17	$175,000	175,000
Everence Community Investment, Inc., 1.00%, 12/15/15+(b)	453,000	452,255
Everence Community Investment, Inc., 1.00%, 11/30/16+(b)	135,000	134,769
Everence Community Investment, Inc., 1.50%, 11/30/16+(b)	230,000	230,746
Everence Community Investment, Inc., 1.50%, 12/15/16+(b)	566,000	567,837

TOTAL CORPORATE NOTES		1,560,607

TOTAL INVESTMENTS (Cost* $113,391,185—Unrealized gain/loss $60,659,540)—99.8%		$174,050,725
Other assets in excess of liabilities — 0.2%		401,538

NET ASSETS—100%		$174,452,263

+	Variable rate security. Rates presented are the rates in effect at December 31, 2014.
(a)	Non-income producing securities.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been fair valued

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Growth Index Fund
December 31, 2014
by the Pricing Committee and have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Maturity Date	Principal Amount	Cost	Acquisition Date
Everence Community Investment, Inc.
	1.00%	12/15/2015	453,000	$453,000	12/13/2012
	1.00%	11/30/2016	135,000	135,000	11/29/2013
	1.50%	11/30/2016	230,000	230,000	11/29/2013
	1.50%	12/15/2016	566,000	566,000	12/13/2013

At December 31, 2014, these securities had an aggregate market value of $1,385,607, representing 0.8% of net assets.

*	Represents cost for financial reporting purposes.

plc	—	Public Liability Company
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Small Cap Fund

Annual report to shareholders

Portfolio Manager’s Commentary

The Praxis Small Cap Fund Class A Shares (without load) declined -4.11 percent vs. the Russell 2000’s advance of 4.90 percent in 2014. The benchmark’s strong fourth quarter performance allowed the benchmark to generate positive returns for the year and, despite increased volatility during the past 12 months, the market finished at close to all-time record highs. This is the third consecutive year of positive gains for the benchmark and comes on the heels of 2013’s 38 percent gain.

The U.S. economy continues to expand and during the second half of 2014, it grew at its fastest pace since the recovery began in 2009. In fact, other than a sluggish housing market, most areas of the economy and various economic measures are past the “recovery” phase of the cycle and have moved into true expansion territory. The economy and markets received an additional positive this fall as oil prices fell approximately 50 percent from $100 per barrel to roughly $50 per barrel since late June. The positive impact to consumers and business (other than the oil related companies) of this decline will become more visible as we move through 2015. The Federal Reserve has become more vocal in their call for a normalization of short-term interest rates in 2015, but with the International economies slowing, lower oil and commodity prices (tame inflation) and record low interest rates, we think any short-term rate increase will be minimal. Our positive outlook is not without risks. Geopolitical risks from abruptly lower oil prices as well as weaker European and Asian economies are just a few of the issues we are watching closely. Overall, we expect the stock market to trend higher in 2015, as continued economic growth, combined with low interest rates, should support additional corporate profit growth, stock buybacks, dividend increases, and additional merger and acquisition activity. That said, with market valuations higher than normal, and after several positive return years, additional market volatility in 2015 would not surprise us.

The Russell 2000’s positive performance in 2014 was led by the traditionally more defensive sectors in the market: REIT’s, Utilities and Healthcare. The REIT’s and Utilities continue to benefit from the “reach for yield” dynamic that remains prevalent in this market given the abnormally overall low level of interest rates and investors’ continued demand for income. Health care was boosted by the “white-hot” biotech area that makes up close to 50 percent of the sector. These three areas, the REIT’s, Utilities and Healthcare (thanks to biotech), were so strong that they accounted for over 100 percent of the benchmarks gain, despite representing just under 20 percent of its weighting. The selloff in oil prices resulted in the Energy sector being the worst area of the market, collapsing by 36 percent. Fortunately, this represents only about 4 percent of the benchmark. We continue to see early signs of the long awaited rotation towards higher quality companies as the larger companies in the benchmark, those that generate higher return on equity and companies that are more attractively valued, performed the best. Dividend paying stocks, with the strong performance from the REIT’s and Utilities, outperformed the non-dividend paying companies. The high beta and low priced stocks also underperformed. We were beginning to see a rotation towards higher quality companies in 2013, but as interest rates declined in 2014, the defensive sectors resumed their leadership position.

The Fund struggled versus the benchmark in 2014, as we did not participate in the market leading sectors mentioned above. We have historically avoided these areas, as we viewed biotech as too risky, Utilities as too stodgy, and REIT’s as just an income stream. We are reassessing REIT’s and biotech given the changing market dynamics and will likely include them selectively going forward. Excluding these areas, the Fund’s performance profile was very similar to prior years. We had a group of stocks that added significant value, we had many stocks where fundamental performance was solid, but the stocks just grew into their valuations, and we had a few bad investments (as we do every year) that we now regret. Attribution in 2014 also shows our stock selection and sector allocation decisions detracting from our relative performance. Our Healthcare stock selection added the most value to the Fund both absolute and relative to the benchmark, as we were both overweight the sector and our stock selection (despite begin underweight the biotech’s) was positive. Stock selection in the Technology sector detracted the most value relative to the benchmark while our Industrial sector stocks detracted the most on an absolute basis. We had two investments that were acquired out of the Fund at significant premiums to our cost that also benefited the Fund’s return. While we acknowledge that our more focused investment strategy will likely lead to a higher tracking error relative to the benchmark, we are discouraged in our most recent results. We remain committed to improving our stock selection process in all sectors of the portfolio and remain confident in our investment process.

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for our investors. Our goal is to generate above average returns over time relative to our benchmark and to minimize the risk (volatility) of the portfolio.

Praxis Small Cap Fund

Annual report to shareholders

Portfolio Manager’s Commentary, continued

The management of our investment process truly maximizes our internal, research-intensive investment process. By incorporating the total research capabilities of the firm, we are constantly identifying and analyzing companies that meet our stringent criteria. We believe our consistent investment disciplines have us well positioned going forward.

Steven R. Purvis, CFA®

Praxis Small Cap Fund Manager

Luther King Capital Management

The views expressed are those of the portfolio manager as of Dec. 31, 2014, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Small Cap Fund

Performance Review

Growth of $10,000 investment from 5/1/07 to 12/31/14

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and the Russell 2000 Index from 5/1/07 to 12/31/14, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Since Inception	Expense Ratio** Gross / Net
Small Cap Fund
Class A (Without Load)	5/1/07	-4.11%	12.15%	14.45%	5.27%	1.90%	1.69%
Class A *	5/1/07	-9.11%	10.16%	13.22%	4.54%
Class I	5/1/07	-3.49%	12.91%	15.14%	5.77%	1.04%	1.04%
Russell 2000 Index[1]		4.90%	19.21%	15.54%	6.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*     The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**   Reflects the expense ratios as reported in the Prospectus dated April 30, 2014, as supplemented August 28, 2014. Contractual fee waivers are in effect from May 1, 2014 through April 30, 2015 for Class A.

1     The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Small Cap Fund
December 31, 2014

	SHARES	FAIR VALUE
COMMON STOCKS—94.8%
AEROSPACE & DEFENSE—1.8%
Hexcel Corp.(a)	26,150	$1,084,963

AUTOMOBILES—0.8%
Winnebago Industries, Inc.	21,820	474,803

BANKS—6.6%
BancorpSouth, Inc.	37,818	851,283
Columbia Banking System, Inc.	28,150	777,222
Hanmi Financial Corp.	32,335	705,226
Home Bancshares, Inc.	27,095	871,375
Texas Capital Bancshares, Inc.(a)	16,205	880,418

		4,085,524

BIOTECHNOLOGY—2.1%
Exact Sciences Corp.(a)	47,240	1,296,266

CAPITAL MARKETS—1.3%
HFF, Inc., Class A	21,565	774,615

CHEMICALS—1.3%
PolyOne Corp.	20,260	768,057

COMMERCIAL SERVICES & SUPPLIES—2.6%
Healthcare Services Group, Inc.	29,720	919,240
MSA Safety, Inc.	13,145	697,868

		1,617,108

COMMUNICATIONS EQUIPMENT—4.1%
Ciena Corp.(a)	45,200	877,332
Infinera Corp.(a)	59,365	873,853
Sonus Networks, Inc.(a)	200,725	796,878

		2,548,063

CONSTRUCTION MATERIALS—2.0%
Headwaters, Inc.(a)	81,060	1,215,089

CONSUMER FINANCE—1.7%
PRA Group, Inc.(a)	17,640	1,021,885

DISTRIBUTORS—1.4%
Pool Corp.	13,135	833,284

DIVERSIFIED CONSUMER SERVICES—1.2%
DeVry Education Group, Inc.	15,625	741,719

DIVERSIFIED FINANCIAL SERVICES—0.6%
MarketAxess Holdings, Inc.	4,715	338,113

ELECTRICAL EQUIPMENT—1.2%
Franklin Electric Co., Inc.	19,015	713,633

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.4%
Belden, Inc.	10,755	847,602

FOOD PRODUCTS—2.9%
Post Holdings, Inc.(a)	21,120	884,717
TreeHouse Foods, Inc.(a)	10,825	925,862

		1,810,579

HEALTH CARE EQUIPMENT & SUPPLIES—6.2%
Cynosure, Inc., Class A(a)	29,730	815,197
DexCom, Inc.(a)	21,410	1,178,620
Endologix, Inc.(a)	37,485	573,146
Spectranetics Corp.(a)	36,597	1,265,524

		3,832,487

	SHARES	FAIR VALUE
COMMON STOCKS—94.8%, continued
HEALTH CARE PROVIDERS & SERVICES—5.5%
Acadia Healthcare Co., Inc.(a)	17,050	$1,043,631
MWI Veterinary Supply, Inc.(a)	6,145	1,044,097
Team Health Holdings, Inc.(a)	22,610	1,300,753

		3,388,481

HOTELS, RESTAURANTS & LEISURE—4.2%
Belmond Ltd., Class A(a)	55,934	691,904
Brinker International, Inc.	17,200	1,009,468
La Quinta Holdings, Inc.(a)	40,755	899,055

		2,600,427

INTERNET & CATALOG RETAIL—0.8%
HSN, Inc.	6,475	492,100

INTERNET SOFTWARE & SERVICES—2.5%
LogMeIn, Inc.(a)	15,620	770,691
SPS Commerce, Inc.(a)	13,345	755,727

		1,526,418

IT SERVICES—3.1%
Acxiom Corp.(a)	43,790	887,623
Euronet Worldwide, Inc.(a)	19,025	1,044,473

		1,932,096

LIFE SCIENCES TOOLS & SERVICES—3.7%
Charles River Laboratories International, Inc.(a)	17,700	1,126,428
Fluidigm Corp.(a)	34,885	1,176,671

		2,303,099

MACHINERY—5.5%
Barnes Group, Inc.	30,675	1,135,282
CLARCOR, Inc.	11,255	750,033
Hillenbrand, Inc.	25,970	895,965
Manitowoc Co., Inc.	26,950	595,595

		3,376,875

MEDIA—1.6%
EW Scripps Co., Class A(a)	44,225	988,429

METALS & MINING—0.9%
Worthington Industries, Inc.	17,570	528,681

PHARMACEUTICALS—2.3%
Akorn, Inc.(a)	39,857	1,442,823

REAL ESTATE INVESTMENT TRUSTS (REITS)—6.6%
Pebblebrook Hotel Trust	24,215	1,104,931
Sovran Self Storage, Inc.	11,490	1,002,158
STAG Industrial, Inc.	38,590	945,455
Strategic Hotels & Resorts, Inc.(a)	77,245	1,021,951

		4,074,495

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.3%
Kennedy-Wilson Holdings, Inc.	32,140	813,142

ROAD & RAIL—1.7%
Landstar System, Inc.	14,710	1,066,916

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.2%
Rambus, Inc.(a)	65,810	729,833

SOFTWARE—6.8%
ACI Worldwide, Inc.(a)	42,690	861,057
Fortinet, Inc.(a)	34,025	1,043,207

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Small Cap Fund
December 31, 2014

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
COMMON STOCKS—94.8%, continued
SOFTWARE—6.8%, continued
Interactive Intelligence Group, Inc.(a)	10,575	$506,543
Manhattan Associates, Inc.(a)	10,060	409,643
Take-Two Interactive Software, Inc.(a)	47,415	1,329,042

		4,149,492

SPECIALTY RETAIL—1.6%
Lithia Motors, Inc., Class A	11,560	1,002,136

TEXTILES, APPAREL & LUXURY GOODS—4.6%
Deckers Outdoor Corp.(a)	9,940	904,938
Kate Spade & Co.(a)	15,645	500,796
Oxford Industries, Inc.	17,175	948,232
Skechers U.S.A., Inc., Class A(a)	8,330	460,232

		2,814,198

TRADING COMPANIES & DISTRIBUTORS—1.7%
Aceto Corp.	47,215	1,024,565

TOTAL COMMON STOCKS		58,257,996

CORPORATE NOTES—0.8%
COMMUNITY DEVELOPMENT—0.8%
Everence Community Investment, Inc., 1.00%, 11/30/16+(b)	$280,000	279,521
Everence Community Investment, Inc., 1.50%, 11/30/16+(b)	195,000	195,633

TOTAL CORPORATE NOTES		475,154

TOTAL INVESTMENTS (Cost* $43,428,246— Unrealized gain/loss $15,304,904)—95.6%		$58,733,150
Other assets in excess of liabilities—4.4%		2,713,991

NET ASSETS—100%		$61,447,141

+	Variable rate security. Rates presented are the rates in effect at December 31, 2014.
(a)	Non-income producing securities.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been fair valued by the Pricing Committee and have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Maturity Date	Principal Amount	Cost	Acquisition Date
Everence Community Investment, Inc.
	1.00%	11/30/2016	$280,000	$280,000	11/29/2013
	1.50	11/30/2016	195,000	195,000	11/29/2013

At December 31, 2014, these securities had an aggregate market value of $475,154, representing 0.8% of net assets.

*	Represents cost for financial reporting purposes.

REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Genesis Portfolios

Annual report to shareholders

Portfolio Managers’ Commentary

In 2014, certain asset classes and economic sectors diverged from the broader trend of strong performance by financial assets like stocks and bonds. In particular, the Standard and Poor’s 500 Index rose 13.68 percent on top of a spectacular year in 2013 and the Barclays U.S. Aggregate Bond Index rose nearly 6 percent. Underneath the U.S. equity trend, energy sector stocks sold off 7.8 percent while utilities surged 29 percent. Energy shares sold off in sympathy with oil prices, which dropped approximately 45 percent during the second half of the year. Utilities stocks attracted fixed income investor ardor as yields on bonds were generally unattractively low.

Among U.S. equity indexes, large and mid-caps led while small caps made up lost ground in the fourth quarter to deliver a mid-single digit return for the year. Non-U.S. equities faltered, with both developed and emerging market indexes finishing the quarter and the year at lower levels. Europe’s growth flagged during the year prompting monetary officials there to consider additional stimulus to promote growth and ward off deflation. Among emerging markets, Chinese equities rose 25 percent in December, leading to an 8 percent rise for the year, but were offset by weakness in countries like Russia (down 46 percent) and Brazil (down 14 percent).

U.S. bonds surprised during the year as intermediate and longer-term interest rates fell instead of rising as many analysts had expected when the year began. The Federal Reserve demurred on when it would likely begin raising short-term interest rates leading investors to put downward pressure on yields. Also contributing to the strong U.S. bond market was weakness abroad leading foreign fixed income investors to seek marginally higher yields in the U.S.

The asset allocation strategies pursued by the Genesis Portfolios do not lend themselves to easy benchmarking due to a mismatch between the Portfolios’ investments in multiple asset classes and the required broad-based securities market indexes.

The Genesis Conservative Portfolio’s Class A Shares (without load) 5.68 percent return trailed the Barclays Aggregate Bond Index’s 5.97 percent return during the year. The Conservative Portfolio’s strategic allocation to U.S. large cap stocks contributed to the Portfolio’s performance while exposure to international and small cap stocks detracted.

The Genesis Balanced Portfolio’s Class A Shares (without load) 5.30 percent return trailed the Russell 3000 Index’s 12.55 percent return during the year. The Balanced Portfolio’s strategic allocation to bonds, which underperformed stocks, hindered the fund from keeping pace with its benchmark that contains only stocks.

The Genesis Growth Portfolio’s Class A Shares (without load) 5.09 percent return also trailed the Russell 3000 Index’s 12.55 percent return during the year. A strategic allocation to bonds, which underperformed U.S. large cap stocks, and a position in international stocks, which declined during the year contributed to the fund’s underperformance relative to its benchmark.

Each of the Portfolios benefited from the relative outperformance of the I shares of the Praxis Value Index Fund versus its benchmark. The Praxis Small Cap Fund, in particular, underperformed its benchmark by a significant margin, detracting from Genesis Portfolios’ performance.

The underlying investments in the Genesis Portfolios are the other Praxis Mutual Funds, including four equity funds and one fixed income fund, which are held in proportions matching the risk profile of each of the Genesis Portfolios. We take a long-term approach in assigning weights to the various underlying Funds, relying on the premise that higher risk equity funds are expected to generate higher long-term returns than lower risk fixed income investments. This generally held during 2014 with the exception that the Praxis International Index Fund, arguably riskier than U.S. stock funds, declined during the year

Chad Horning, CFA®

Praxis Genesis Portfolios Co-Manager

Everence Financial

Benjamin Bailey, CFA®

Praxis Genesis Portfolios Co-Manager

Everence Financial

Delmar King

Praxis Genesis Portfolios Co-Manager

Everence Financial

The views expressed are those of the portfolio manager as of Dec. 31, 2014, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Genesis Conservative Portfolio

Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/14

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and, the Barclay’s Capital Aggregate Bond Index and the Composite Benchmark from 12/31/09 to 12/31/14, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Expense Ratio** Gross / Net
Genesis Conservative Portfolio
Class A (Without Load)	12/31/09	5.68%	6.46%	6.06%	1.20%	1.17%
Class A *	12/31/09	0.09%	4.57%	4.93%
Barclays Capital Aggregate Bond Index[1]		5.97%	2.66%	4.45%
Composite Benchmark[2]		6.76%	7.16%	7.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*     The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2014. Contractual fee waivers are in effect from May 1, 2014 through April 30, 2015 for Class A.

1     Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

2     The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (70%), the MSCI EAFE Index (7.50%), the Russell 1000 Index (20%) and the Russell 2000 Index (2.50%).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Genesis Conservative Portfolio
December 31, 2014

	SHARES	FAIR VALUE
MUTUAL FUNDS—100.1%
DEBT FUND—70.3%
Praxis Intermediate Income Fund, Class I(a)	1,281,464	$13,455,374

EQUITY FUND—29.8%
Praxis Growth Index Fund, Class I(a)	109,246	1,894,323
Praxis International Index Fund, Class I(a)	141,143	1,395,904
Praxis Small Cap Fund, Class I(a)(b)	40,420	485,442
Praxis Value Index Fund, Class I(a)	153,889	1,917,452

		5,693,121

TOTAL MUTUAL FUNDS		19,148,495

TOTAL INVESTMENTS (Cost* $17,410,733— Unrealized gain/loss $1,737,762)—100.1%		$19,148,495
Liabilities in excess of other assets—(0.1)%		(20,904)

NET ASSETS—100%		$19,127,591

(a)	Affiliated fund.
(b)	Non-income producing securities.
*	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

Praxis Genesis Balanced Portfolio

Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/14

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and, the Russell 3000 Index and the Composite Benchmark from 12/31/09 to 12/31/14, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Expense Ratio** Gross / Net
Genesis Balanced Portfolio
Class A (Without Load)	12/31/09	5.30%	10.16%	8.13%	1.21%	1.21%
Class A *	12/31/09	-0.21%	8.20%	6.97%
Russell 3000 Index[1]		12.55%	20.51%	15.64%
Composite Benchmark[2]		7.09%	11.70%	9.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*     The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2014. Contractual fee waivers are in effect from May 1, 2014 through April 30, 2015 for Class A.

1     The Russell 3000 Index is a widely recognized unmanaged market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

2     The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (40%), the MSCI EAFE Index (15%), the Russell 1000 Index (35%) and the Russell 2000 Index (10%).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Genesis Balanced Portfolio
December 31, 2014

	SHARES	FAIR VALUE
MUTUAL FUNDS—100.1%
DEBT FUND—40.3%
Praxis Intermediate Income Fund, Class I(a)	2,212,001	$23,226,013

EQUITY FUND—59.8%
Praxis Growth Index Fund, Class I(a)	577,445	10,012,892
Praxis International Index Fund, Class I(a)	852,817	8,434,364
Praxis Small Cap Fund, Class I(a)(b)	487,851	5,859,092
Praxis Value Index Fund, Class I(a)	813,206	10,132,544

		34,438,892

TOTAL MUTUAL FUNDS		57,664,905

TOTAL INVESTMENTS (Cost* $48,171,891— Unrealized gain/loss $9,493,014)—100.1%		$57,664,905
Liabilities in excess of other assets—(0.1)%		(54,130)

NET ASSETS—100%		$57,610,775

(a)	Affiliated fund.
(b)	Non-income producing securities.
*	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

Praxis Genesis Growth Portfolio

Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/14

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and, the Russell 3000 Index and the Composite Benchmark Index from 12/31/09 to 12/31/14, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Expense Ratio** Gross / Net
Genesis Growth Portfolio
Class A (Without Load)	12/31/09	5.09%	12.54%	9.42%	1.30%	1.24%
Class A *	12/31/09	-0.44%	10.54%	8.25%
Russell 3000 Index[1]		12.55%	20.51%	15.64%
Composite Benchmark[2]		7.28%	14.76%	11.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2014. Contractual fee waivers are in effect from May 1, 2014 through April 30, 2015 for Class A.

1    The Russell 3000 Index is a widely recognized unmanaged market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

2    The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (20%), the MSCI EAFE Index (20%), the Russell 1000 Index (45%) and the Russell 2000 Index (15%).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Genesis Growth Portfolio
December 31, 2014

	SHARES	FAIR VALUE
MUTUAL FUNDS—100.1%
DEBT FUND—20.2%
Praxis Intermediate Income Fund, Class I (a)	955,804	$10,035,938

EQUITY FUND—79.9%
Praxis Growth Index Fund, Class I (a)	641,384	11,121,593
Praxis International Index Fund, Class I (a)	982,324	9,715,189
Praxis Small Cap Fund, Class I (a)(b)	632,210	7,592,841
Praxis Value Index Fund, Class I (a)	903,295	11,255,053

		39,684,676

TOTAL MUTUAL FUNDS		49,720,614

TOTAL INVESTMENTS (Cost* 39,414,138—Unrealized gain/loss $10,306,476)—100.1%		$49,720,614
Liabilities in excess of other assets—(0.1)%		(50,869)

NET ASSETS—100%		$49,669,745

(a)	Affiliated fund.
(b)	Non-income producing securities.
*	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

Statements of assets & liabilities

December 31, 2014

	Praxis Intermediate Income Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Fund

Assets
Total investment securities, at cost	$380,073,366	$156,829,960	$95,212,817	$113,391,185	$43,428,246

Investments in unaffiliated securities, at fair value	$391,590,358	$170,428,450	$125,289,766	$172,665,118	$58,257,996
Investments in affiliates, at fair value	2,649,539	1,000,565	367,837	1,385,607	475,154

Total investment securities, at fair value	394,239,897	171,429,015	125,657,603	174,050,725	58,733,150
Cash	7,293,884	—	359,684	103,208	2,942,559
Receivable for investments sold	523,406	1,490,497	—	—	—
Receivable for capital shares sold	820,698	265,642	183,098	261,907	35,190
Receivable for dividends and interest	3,237,702	231,667	163,876	194,424	24,377
Receivable for tax reclaims	—	29,031	—	14,130	—
Prepaid expenses	27,560	13,047	8,488	11,600	5,672

Total Assets	406,143,147	173,458,899	126,372,749	174,635,994	61,740,948

Liabilities
Bank overdraft	—	69,222	—	—	—
Payable for capital shares redeemed	93,215	30,324	65,837	38,917	200,810
Payable for investments purchased	—	695,083	—	—	—
Accrued expenses and other payables:
Investment advisory fees	137,236	87,414	31,948	43,920	47,052
Administration fees	52,709	23,801	15,973	20,757	9,964
Distribution fees	25,839	12,092	8,756	15,019	—
Other	141,517	97,430	50,065	65,118	35,981

Total Liabilities	450,516	1,015,366	172,579	183,731	293,807

Net Assets	$405,692,631	$172,443,533	$126,200,170	$174,452,263	$61,447,141

Components of Net Assets
Paid-in capital	$391,642,481	$163,561,499	$92,653,216	$123,198,422	$43,581,307
Accumulated (distributions in excess of) net investment income	—	(243,323)	893,089	13,004	—
Accumulated net realized gains (losses) on investments and foreign currency transactions	(116,381)	(5,472,042)	2,209,079	(9,420,060)	2,560,930
Net unrealized appreciation/(depreciation) on investments and foreign currency translations	14,164,492	14,595,834	30,444,449	60,659,290	15,304,750
Net unrealized appreciation/(depreciation) on investments in affiliates	2,039	1,565	337	1,607	154

Net Assets	$405,692,631	$172,443,533	$126,200,170	$174,452,263	$61,447,141

Pricing of Class A Shares
Net assets attributable to Class A shares	$74,950,215	$18,369,993	$17,355,555	$55,833,013	$7,664,286

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,109,366	1,865,202	1,383,745	3,237,520	667,020

Net asset value, offering price and redemption price per share	$10.54	$9.85	$12.54	$17.25	$11.49

Maximum sales charge	3.75%	5.25%	5.25%	5.25%	5.25%

Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$10.95	$10.40	$13.23	$18.21	$12.13

Pricing of Class I Shares
Net assets attributable to Class I shares	$330,742,416	$154,073,540	$108,844,615	$118,619,250	$53,782,855

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	31,501,897	15,571,620	8,735,747	6,841,640	4,477,818

Net asset value and redemption price per share	$10.50	$9.89	$12.46	$17.34	$12.01

See accompanying notes to financial statements.

Statements of assets & liabilities, continued

December 31, 2014

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio

Assets
Investments in affiliates, at cost	$17,410,733	$48,171,891	$39,414,138

Investments in affiliates, at fair value	19,148,495	57,664,905	49,720,614

Cash	710	46	142
Receivable for investments sold	2,207	—	—
Receivable for capital shares sold	94,793	448,221	478,561
Prepaid expenses	137	395	343

Total Assets	19,246,342	58,113,567	50,199,660

Liabilities
Distributions payable	95,878	442,518	461,148
Payable for capital shares redeemed	775	323	—
Payable for investments purchased	—	5,312	16,301
Accrued expenses and other payables:
Investment advisory fees	811	2,440	2,107
Administration fees	1,485	4,328	3,343
Distribution fees	5,841	15,527	14,113
Other	13,961	32,344	32,903

Total Liabilities	118,751	502,792	529,915

Net Assets	$19,127,591	$57,610,775	$49,669,745

Components of Net Assets
Paid-in capital	$17,393,531	$47,398,670	$38,316,557
Accumulated (distributions in excess of) net investment income	—	—	—
Accumulated net realized gains (losses) on investments in affiliates	(3,702)	719,091	1,046,712
Net unrealized appreciation/(depreciation) on investments in affiliates	1,737,762	9,493,014	10,306,476

Net Assets	$19,127,591	$57,610,775	$49,669,745

Pricing of Class A Shares
Net assets attributable to Class A shares	$19,127,591	$57,610,775	$49,669,745

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,687,411	4,514,028	3,601,128

Net asset value, offering price and redemption price per share	$11.34	$12.76	$13.79

Maximum sales charge	5.25%	5.25%	5.25%

Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$11.97	$13.47	$14.55

See accompanying notes to financial statements.

Statements of operations

For the year ended December 31, 2014

	Praxis Intermediate Income Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Fund

Investment income
Dividends	$247,599	$5,495,410	$2,774,957	$2,557,922	$532,562
Foreign tax withholding	—	(129,722)	—	—	(117)
Interest	12,275,654	83	288	67	—
Interest from affiliates	50,607	22,103	15,510	20,328	9,667

Total Investment Income	12,573,860	5,387,874	2,790,755	2,578,317	542,112

Expenses
Investment advisory fees	1,545,068	1,030,919	352,551	475,042	632,550
Administration fees	152,129	78,691	48,667	40,558	30,613
Distribution fees - Class A	176,403	49,470	43,059	132,139	20,442
Recoupment of waiver	—	—	—	39,556	—
Transfer agent fees - Class A	84,729	31,363	20,923	60,383	17,159
Transfer agent fees - Class I	11,068	5,937	5,456	5,115	4,494
Compliance service fees	66,308	31,194	20,657	27,531	12,822
Registration fees - Class A	22,092	12,883	14,267	20,319	15,892
Registration fees - Class I	24,045	18,655	18,512	15,538	15,161
Shareholder report printing fees - Class A	14,350	8,284	—	16,582	4,750
Shareholder report printing fees - Class I	1,346	372	488	197	385
Professional fees	100,389	77,026	40,019	46,800	28,515
Custodian fees	26,758	24,868	10,625	8,778	14,443
Trustee fees and expenses	37,129	19,975	12,811	17,323	9,411
Other expenses	66,544	57,895	13,140	16,233	7,165

Total Expenses Before Reductions	2,328,358	1,447,532	601,175	922,094	813,802
Expenses waived by Investment Advisor	(2,575)	—	—	—	(1,183)

Net Expenses	2,325,783	1,447,532	601,175	922,094	812,619

Net Investment Income (Loss)	10,248,077	3,940,342	2,189,580	1,656,223	(270,507)

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	1,242,984	(1,130,758)	8,204,335	5,584,934	7,991,935
Net realized gains (losses) on foreign currency transactions	—	(29,014)	—	(1,050)	—
Change in unrealized appreciation (depreciation) of investments	9,431,086	(12,007,167)	4,180,044	14,675,391	(10,933,160)
Change in unrealized appreciation (depreciation) of investments in affiliates	(19,048)	(8,194)	(6,737)	(6,728)	(3,814)
Change in unrealized appreciation (depreciation) of foreign currency translations	—	20,449	—	(3,129)	—

Net Realized and Unrealized Gains (Losses) on Investments, Investments in Affiliates and Foreign Currency Transactions	10,655,022	(13,154,684)	12,377,642	20,249,418	(2,945,039)

Net Change in Net Assets from Operations	$20,903,099	$(9,214,342)	$14,567,222	$21,905,641	$(3,215,546)

See accompanying notes to financial statements.

Statements of operations, continued

For the year ended December 31, 2014

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio

Investment income
Dividends from affiliates	$453,075	$1,057,864	$744,847

Total Investment Income	453,075	1,057,864	744,847

Expenses
Investment advisory fees	9,337	16,503	16,167
Administration fees	4,688	14,255	11,356
Distribution fees	46,681	138,743	119,657
Recoupment of waiver	—	37,883	17,660
Transfer agent fees	25,291	73,713	86,397
Compliance service fees	297	934	821
Registration fees	21,120	21,138	19,107
Shareholder report printing fees	3,569	1,336	4,039
Professional fees	3,203	4,169	4,032
Custodian fees	866	913	874
Trustee fees and expenses	249	638	522
Other expenses	157	641	533

Total Expenses Before Reductions	115,458	310,866	281,165
Expenses waived by Investment Advisor	(2,698)	—	—

Net Expenses	112,760	310,866	281,165

Net Investment Income (Loss)	340,315	746,998	463,682

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments in affiliates	82,932	333,390	268,296
Distribution of realized gains received from affiliates	62,340	751,613	973,473
Change in unrealized appreciation (depreciation) of investments in affiliates	531,064	1,061,165	682,839

Net Realized and Unrealized Gains (Losses) on Investments in Affiliates	676,336	2,146,168	1,924,608

Net Change in Net Assets from Operations	$1,016,651	$2,893,166	$2,388,290

See accompanying notes to financial statements.

Statements of changes in net assets

	Praxis Intermediate Income Fund		Praxis International Index Fund

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

From Operations
Net investment income (loss)	$10,248,077	$9,280,836	$3,940,342	$2,959,599
Net realized gains (losses) from security transactions	1,242,984	583,583	(1,159,772)	(2,241,859)
Net change in unrealized appreciation (depreciation) on investments, investments in affiliates and foreign currency transactions	9,412,038	(14,910,476)	(11,994,912)	21,002,767

Net Change in Net Assets from Operations	20,903,099	(5,046,057)	(9,214,342)	21,720,507

Distributions to Shareholders
From net investment income
Class A	(1,755,138)	(2,000,686)	(339,901)	(264,179)
Class I	(9,203,257)	(8,406,868)	(3,648,304)	(2,858,933)
From net realized gains
Class A	—	(55,855)	—	—
Class I	—	(234,454)	—	—

Change in Net Assets from Distributions to Shareholders	(10,958,395)	(10,697,863)	(3,988,205)	(3,123,112)

Change in Net Assets from Capital Transactions	33,369,902	25,763,418	15,385,151	14,644,539

Change in Net Assets	43,314,606	10,019,498	2,182,604	33,241,934

Net Assets
Beginning of year	362,378,025	352,358,527	170,260,929	137,018,995

End of year	$405,692,631	$362,378,025	$172,443,533	$170,260,929

Accumulated (Distributions in Excess of) Net Investment Income	$—	$14,727	$(243,323)	$(255,805)

See accompanying notes to financial statements.

Statements of changes in net assets, continued

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Fund

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

From Operations
Net investment income (loss)	$2,189,580	$1,915,454	$1,656,223	$1,609,270	$(270,507)	$(272,024)
Net realized gains (losses) from security transactions	8,204,335	7,001,424	5,583,884	5,770,495	7,991,935	9,417,386
Net change in unrealized appreciation (depreciation) on investments, investments in affiliates and foreign currency transactions	4,173,307	19,168,313	14,665,534	32,329,227	(10,936,974)	12,899,991

Net Change in Net Assets from Operations	14,567,222	28,085,191	21,905,641	39,708,992	(3,215,546)	22,045,353

Distributions to Shareholders
From net investment income
Class A	(110,202)	(340,066)	(344,766)	(389,543)	—	—
Class I	(1,150,898)	(2,464,942)	(1,273,958)	(1,244,235)	—	(17,379)
From net realized gains
Class A	—	—	—	—	(1,053,634)	(811,959)
Class I	—	—	—	—	(6,905,347)	(6,360,506)

Change in Net Assets from Distributions to Shareholders	(1,261,100)	(2,805,008)	(1,618,724)	(1,633,778)	(7,958,981)	(7,189,844)

Change in Net Assets from Capital Transactions	3,500,289	(760,922)	1,879,864	(25,896,367)	(4,605,058)	(6,859,003)

Change in Net Assets	16,806,411	24,519,261	22,166,781	12,178,847	(15,779,585)	7,996,506

Net Assets
Beginning of year	109,393,759	84,874,498	152,285,482	140,106,635	77,226,726	69,230,220

End of year	$126,200,170	$109,393,759	$174,452,263	$152,285,482	$61,447,141	$77,226,726

Accumulated (Distributions in Excess of) Net Investment Income	$893,089	$—	$13,004	$—	$—	$—

See accompanying notes to financial statements.

Statements of changes in net assets, continued

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

From Operations
Net investment income (loss)	$340,315	$364,561	$746,998	$811,538	$463,682	$569,665
Net realized gains (losses) on investments in affiliates	82,932	231,272	333,390	553,232	268,296	437,077
Distribution of realized gains received from affiliates	62,340	52,435	751,613	515,974	973,473	640,736
Net change in unrealized appreciation (depreciation) on investments in affiliates	531,064	439,010	1,061,165	5,092,192	682,839	6,282,949

Net Change in Net Assets from Operations	1,016,651	1,087,278	2,893,166	6,972,936	2,388,290	7,930,427

Distributions to Shareholders
From net investment income
Class A	(340,468)	(365,829)	(747,151)	(810,539)	(463,893)	(568,608)
From net realized gains
Class A	(299,450)	(217,262)	(1,025,974)	(614,548)	(908,646)	(546,812)

Change in Net Assets from Distributions to Shareholders	(639,918)	(583,091)	(1,773,125)	(1,425,087)	(1,372,539)	(1,115,420)

Change in Net Assets from Capital Transactions	706,241	337,809	2,877,140	3,481,362	2,860,563	2,684,884

Change in Net Assets	1,082,974	841,996	3,997,181	9,029,211	3,876,314	9,499,891

Net Assets
Beginning of year	18,044,617	17,202,621	53,613,594	44,584,383	45,793,431	36,293,540

End of year	$19,127,591	$18,044,617	$57,610,775	$53,613,594	$49,669,745	$45,793,431

Accumulated (Distributions in Excess of) Net Investment Income	$—	$—	$—	$—	$—	$—

See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the year indicated.

Praxis Intermediate Income Fund - Class A

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of period	$10.27	$10.73	$10.63	$10.43	$10.20
Net investment income (loss)	0.24 (a)	0.25 (a)	0.27	0.34	0.37
Net realized and unrealized gains (losses) on investments	0.29	(0.42)	0.22	0.32	0.27
Total from investment operations	0.53	(0.17)	0.49	0.66	0.64
Less distributions:
Dividends from investment income	(0.26)	(0.28)	(0.30)	(0.35)	(0.37)
Distributions from net realized gains	—	(0.01)	(0.09)	(0.11)	(0.04)
Total distributions	(0.26)	(0.29)	(0.39)	(0.46)	(0.41)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	—	—
Net asset value at end of period	$10.54	$10.27	$10.73	$10.63	$10.43
Total return (excludes sales charge)	5.21%	(1.65)%	4.64%	6.43%	6.26%
Net assets at end of period (in 000s)	$74,950	$69,784	$83,494	$72,106	$67,259
Ratio of net expenses to average net assets	0.93%	0.94%	0.96%	0.96%	0.98%
Ratio of net investment income to average net assets	2.32%	2.34%	2.49%	3.19%	3.49%
Ratio of gross expenses to average net assets*	0.94%	0.99%	1.05%	1.08%	1.16%
Portfolio turnover rate	16.48%	23.68%	35.75%	36.12%	26.75%

Praxis Intermediate Income Fund - Class I

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of period	$10.22	$10.69	$10.60	$10.39	$10.17
Net investment income (loss)	0.28 (a)	0.29 (a)	0.31	0.38	0.40
Net realized and unrealized gains (losses) on investments	0.30	(0.43)	0.21	0.33	0.27
Total from investment operations	0.58	(0.14)	0.52	0.71	0.67
Less distributions:
Dividends from investment income	(0.30)	(0.32)	(0.34)	(0.39)	(0.41)
Distributions from net realized gains	—	(0.01)	(0.09)	(0.11)	(0.04)
Total distributions	(0.30)	(0.33)	(0.43)	(0.50)	(0.45)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	—	—
Net asset value at end of period	$10.50	$10.22	$10.69	$10.60	$10.39
Total return (excludes sales charge)	5.66%	(1.26)%	4.98%	6.98%	6.60%
Net assets at end of period (in 000s)	$330,742	$292,594	$268,864	$234,612	$229,140
Ratio of net expenses to average net assets	0.53%	0.54%	0.56%	0.57%	0.58%
Ratio of net investment income to average net assets	2.73%	2.73%	2.89%	3.59%	3.86%
Ratio of gross expenses to average net assets	0.53%	0.54%	0.56%	0.57%	0.58%
Portfolio turnover rate	16.48%	23.68%	35.75%	36.12%	26.75%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis International Index Fund - Class A

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011 (a)
Net asset value at beginning of period	$10.64	$9.47	$8.25	$10.00
Net investment income (loss)	0.20 (b)	0.14 (b)	0.17	0.03
Net realized and unrealized gains (losses) on investments	(0.81)	1.17	1.17	(1.68)
Total from investment operations	(0.61)	1.31	1.34	(1.65)
Less distributions:
Dividends from investment income	(0.18)	(0.14)	(0.12)	(0.10)
Distributions from net realized gains	—	—	—	—
Total distributions	(0.18)	(0.14)	(0.12)	(0.10)
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	—
Net asset value at end of period	$9.85	$10.64	$9.47	$8.25
Total return (excludes sales charge)	(5.70)%	13.86%	16.24%	(16.54)%
Net assets at end of period (in 000s)	$18,370	$19,892	$18,181	$2,363
Ratio of net expenses to average net assets	1.28%	1.43%	1.73%	1.73%
Ratio of net investment income to average net assets	1.88%	1.36%	1.58%	0.89%
Ratio of gross expenses to average net assets*	1.28%	1.43%	1.73%	4.87%
Portfolio turnover rate	5.73%	11.36%	5.18%	2.44%

Praxis International Index Fund - Class I

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011 (a)
Net asset value at beginning of period	$10.70	$9.51	$8.27	$10.00
Net investment income (loss)	0.25 (b)	0.20 (b)	0.18	0.12
Net realized and unrealized gains (losses) on investments	(0.82)	1.20	1.24	(1.73)
Total from investment operations	(0.57)	1.40	1.42	(1.61)
Less distributions:
Dividends from investment income	(0.24)	(0.21)	(0.18)	(0.12)
Distributions from net realized gains	—	—	—	—
Total distributions	(0.24)	(0.21)	(0.18)	(0.12)
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	—
Net asset value at end of period	$9.89	$10.70	$9.51	$8.27
Total return (excludes sales charge)	(5.36)%	14.68%	17.26%	(16.05)%
Net assets at end of period (in 000s)	$154,074	$150,369	$118,838	$64,580
Ratio of net expenses to average net assets	0.78%	0.80%	0.84%	0.86%
Ratio of net investment income to average net assets	2.35%	1.96%	2.29%	2.25%
Ratio of gross expenses to average net assets	0.78%	0.80%	0.84%	0.86%
Portfolio turnover rate	5.73%	11.36%	5.18%	2.44%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	The Fund’s inception date is December 31, 2010. The Fund commenced public offering and investment operations on January 3, 2011.
(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c)	Amount is less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Value Index Fund - Class A

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of period	$11.21	$8.71	$7.57	$7.95	$7.09
Net investment income (loss)	0.18 (b)	0.14 (b)	0.28	0.12	0.14
Net realized and unrealized gains (losses) on investments	1.23	2.60	0.93	(0.40)	0.81
Total from investment operations	1.41	2.74	1.21	(0.28)	0.95
Less distributions:
Dividends from investment income	(0.08)	(0.24)	(0.07)	(0.10)	(0.09)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.08)	(0.24)	(0.07)	(0.10)	(0.09)
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	—	—
Net asset value at end of period	$12.54	$11.21	$8.71	$7.57	$7.95
Total return (excludes sales charge)	12.57%	31.33%	16.12%	(3.58)%	13.40%
Net assets at end of period (in 000s)	$17,356	$16,275	$13,591	$20,776	$24,341
Ratio of net expenses to average net assets	0.87%	1.03%	1.21%	1.32%	1.38%
Ratio of net investment income to average net assets	1.53%	1.40%	1.48%	1.19%	1.15%
Ratio of gross expenses to average net assets	0.87%	1.03%	1.21%	1.32%	1.38%
Portfolio turnover rate	20.53%	30.38%	69.58%	29.11%	24.12%

Praxis Value Index Fund - Class I

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of period	$11.14	$8.65	$7.52	$7.91	$7.05
Net investment income (loss)	0.23 (b)	0.20 (b)	0.09	0.15	0.17
Net realized and unrealized gains (losses) on investments	1.22	2.59	1.18	(0.37)	0.85
Total from investment operations	1.45	2.79	1.27	(0.22)	1.02
Less distributions:
Dividends from investment income	(0.13)	(0.30)	(0.14)	(0.17)	(0.16)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.13)	(0.30)	(0.14)	(0.17)	(0.16)
Paid-in capital from redemption fees	— (c)	—	—	—	—
Net asset value at end of period	$12.46	$11.14	$8.65	$7.52	$7.91
Total return (excludes sales charge)	13.03%	32.26%	16.91%	(2.80)%	14.53%
Net assets at end of period (in 000s)	$108,845	$93,118	$71,284	$32,070	$31,865
Ratio of net expenses to average net assets	0.45%	0.48%	0.47%	0.49%	0.50%
Ratio of net investment income to average net assets	1.94%	1.95%	2.24%	2.03%	2.06%
Ratio of gross expenses to average net assets	0.45%	0.48%	0.47%	0.49%	0.50%
Portfolio turnover rate	20.53%	30.38%	69.58%	29.11%	24.12%

(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Growth Index Fund - Class A

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of period	$15.19	$11.63	$9.96	$9.86	$8.71
Net investment income (loss)	0.12	0.10 (b)	0.02	0.01	0.01
Net realized and unrealized gains (losses) on investments	2.05	3.58	1.70	0.10	1.14
Total from investment operations	2.17	3.68	1.72	0.11	1.15
Less distributions:
Dividends from investment income	(0.11)	(0.12)	(0.05)	(0.01)	—
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.11)	(0.12)	(0.05)	(0.01)	—
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value at end of period	$17.25	$15.19	$11.63	$9.96	$9.86
Total return (excludes sales charge)	14.26%	31.72%	17.15%	1.12%	13.20%
Net assets at end of period (in 000s)	$55,833	$51,724	$43,035	$3,363	$2,911
Ratio of net expenses to average net assets	0.91%	1.01%	1.08%	1.10%	1.10%
Ratio of net investment income to average net assets	0.73%	0.76%	1.08%	0.14%	0.13%
Ratio of gross expenses to average net assets*	0.91%	1.01%	1.26%	2.01%	2.68%
Portfolio turnover rate	19.09%	14.82%	82.74%	21.18%	28.55%

Praxis Growth Index Fund - Class I

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of period	$15.27	$11.68	$9.96	$9.86	$8.72
Net investment income (loss)	0.20	0.18 (b)	0.07	0.07	0.05
Net realized and unrealized gains (losses) on investments	2.06	3.60	1.71	0.10	1.15
Total from investment operations	2.26	3.78	1.78	0.17	1.20
Less distributions:
Dividends from investment income	(0.19)	(0.19)	(0.06)	(0.07)	(0.06)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.19)	(0.19)	(0.06)	(0.07)	(0.06)
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	—	—
Net asset value at end of period	$17.34	$15.27	$11.68	$9.96	$9.86
Total return (excludes sales charge)	14.77%	32.26%	17.94%	1.73%	13.74%
Net assets at end of period (in 000s)	$118,619	$100,561	$97,072	$33,843	$29,401
Ratio of net expenses to average net assets	0.42%	0.47%	0.48%	0.50%	0.58%
Ratio of net investment income to average net assets	1.22%	1.31%	1.31%	0.75%	0.70%
Ratio of gross expenses to average net assets	0.42%	0.47%	0.48%	0.50%	0.58%
Portfolio turnover rate	19.09%	14.82%	82.74%	21.18%	28.55%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Small Cap Fund - Class A

	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of period	$13.80		$11.33		$10.51	$9.95	$7.55
Net investment income (loss)	(0.12	)(a)	(0.12	)(a)	(0.06)	(0.09)	(0.11)
Net realized and unrealized gains (losses) on investments	(0.43)		4.04		1.03	0.64	2.51
Total from investment operations	(0.55)		3.92		0.97	0.55	2.40
Less distributions:
Distributions from net realized gains	(1.76)		(1.45)		(0.15)	—	—
Total distributions	(1.76)		(1.45)		(0.15)	—	—
Paid-in capital from redemption fees	—	(b)	—	(b)	— (b)	0.01	— (b)
Net asset value at end of period	$11.49		$13.80		$11.33	$10.51	$9.95
Total return (excludes sales charge)	(4.11)%		34.63%		9.26%	5.63%	31.79%
Net assets at end of period (in 000s)	$7,664		$8,465		$5,710	$5,541	$3,341
Ratio of net expenses to average net assets	1.69%		1.69%		1.72%	1.71%	1.69%
Ratio of net investment income to average net assets	(0.95)%		(0.95)%		(0.34)%	(1.09)%	(1.08)%
Ratio of gross expenses to average net assets*	1.70%		1.90%		1.91%	2.17%	2.79%
Portfolio turnover rate	73.67%		49.25%		49.78%	67.48%	84.26%

Praxis Small Cap Fund - Class I

	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of period	$14.25		$11.59		$10.67	$10.06	$7.59
Net investment income (loss)	(0.04	)(a)	(0.04	)(a)	0.06	(0.03)	(0.04)
Net realized and unrealized gains (losses) on investments	(0.44)		4.15		1.01	0.64	2.51
Total from investment operations	(0.48)		4.11		1.07	0.61	2.47
Less distributions:
Distributions from net realized gains	(1.76)		(1.45)		(0.15)	—	—
Total distributions	(1.76)		(1.45)		(0.15)	—	—
Paid-in capital from redemption fees	—	(b)	—	(b)	—	—	—
Net asset value at end of period	$12.01		$14.25		$11.59	$10.67	$10.06
Total return (excludes sales charge)	(3.49)%		35.53%		10.06%	6.06%	32.54%
Net assets at end of period (in 000s)	$53,783		$68,762		$63,520	$61,130	$25,584
Ratio of net expenses to average net assets	1.02%		1.04%		1.05%	1.04%	1.08%
Ratio of net investment income to average net assets	(0.28)%		(0.31)%		0.50%	(0.44)%	(0.46)%
Ratio of gross expenses to average net assets	1.02%		1.04%		1.05%	1.04%	1.08%
Portfolio turnover rate	73.67%		49.25%		49.78%	67.48%	84.26%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Genesis Conservative Portfolio - Class A

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010 (a)
Net asset value at beginning of period	$11.10	$10.79	$10.50	$10.55	$10.00
Net investment income (loss)	0.21 (b)	0.23 (b)	0.23	0.24	0.25
Net realized and unrealized gains (losses) on investments	0.42	0.45	0.54	0.06	0.55
Total from investment operations	0.63	0.68	0.77	0.30	0.80
Less distributions:
Dividends from investment income	(0.21)	(0.23)	(0.24)	(0.29)	(0.25)
Distributions from net realized gains	(0.18)	(0.14)	(0.24)	(0.06)	—
Total distributions	(0.39)	(0.37)	(0.48)	(0.35)	(0.25)
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value at end of period	$11.34	$11.10	$10.79	$10.50	$10.55
Total return (excludes sales charge)	5.68%	6.28%	7.42%	2.88%	8.22%
Net assets at end of period (in 000s)	$19,128	$18,045	$17,203	$14,018	$12,695
Ratio of net expenses to average net assets †	0.60%	0.61%	0.61%	0.61%	0.65%
Ratio of net investment income to average net assets †	1.82%	2.04%	2.13%	2.31%	2.60%
Ratio of gross expenses to average net assets †*	0.62%	0.64%	0.65%	0.78%	0.97%
Portfolio turnover rate	10.78%	25.69%	30.58%	15.03%	10.08%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which they invest.
*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	The Fund’s inception date is December 31, 2009. The Fund commenced public offering and investment operations on January 4, 2010.
(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Genesis Balanced Portfolio - Class A

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010 (a)
Net asset value at beginning of period	$12.50	$11.14	$10.62	$10.91	$10.00
Net investment income (loss)	0.17 (b)	0.20 (b)	0.17	0.15	0.16
Net realized and unrealized gains (losses) on investments	0.49	1.50	0.90	(0.17)	0.91
Total from investment operations	0.66	1.70	1.07	(0.02)	1.07
Less distributions:
Dividends from investment income	(0.17)	(0.19)	(0.18)	(0.18)	(0.16)
Distributions from net realized gains	(0.23)	(0.15)	(0.37)	(0.09)	—
Total distributions	(0.40)	(0.34)	(0.55)	(0.27)	(0.16)
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	— (c)	—
Net asset value at end of period	$12.76	$12.50	$11.14	$10.62	$10.91
Total return (excludes sales charge)	5.30%	15.30%	10.11%	(0.21)%	10.88%
Net assets at end of period (in 000s)	$57,611	$53,614	$44,584	$37,770	$34,182
Ratio of net expenses to average net assets †	0.58%	0.60%	0.61%	0.61%	0.64%
Ratio of net investment income to average net assets †	1.33%	1.65%	1.57%	1.39%	1.80%
Ratio of gross expenses to average net assets †*	0.58%	0.60%	0.62%	0.71%	0.90%
Portfolio turnover rate	10.26%	19.91%	38.48%	15.11%	7.84%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which they invest.
*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	The Fund’s inception date is December 31, 2009. The Fund commenced public offering and investment operations on January 4, 2010.
(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Genesis Growth Portfolio - Class A

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010 (a)
Net asset value at beginning of period	$13.49	$11.40	$10.68	$11.15	$10.00
Net investment income (loss)	0.13 (b)	0.17 (b)	0.13	0.08	0.10
Net realized and unrealized gains (losses) on investments	0.56	2.26	1.13	(0.33)	1.15
Total from investment operations	0.69	2.43	1.26	(0.25)	1.25
Less distributions:
Dividends from investment income	(0.13)	(0.17)	(0.14)	(0.10)	(0.10)
Distributions from net realized gains	(0.26)	(0.17)	(0.40)	(0.12)	—
Total distributions	(0.39)	(0.34)	(0.54)	(0.22)	(0.10)
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	— (c)	—
Net asset value at end of period	$13.79	$13.49	$11.40	$10.68	$11.15
Total return (excludes sales charge)	5.09%	21.28%	11.82%	(2.24)%	12.65%
Net assets at end of period (in 000s)	$49,670	$45,793	$36,294	$29,882	$26,673
Ratio of net expenses to average net assets †	0.60%	0.60%	0.61%	0.61%	0.64%
Ratio of net investment income to average net assets †	0.95%	1.39%	1.22%	0.79%	1.33%
Ratio of gross expenses to average net assets †*	0.60%	0.66%	0.74%	0.89%	1.15%
Portfolio turnover rate	8.81%	20.87%	45.13%	15.54%	7.54%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which they invest.
*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	The Fund’s inception date is December 31, 2009. The Fund commenced public offering and investment operations on January 4, 2010.
(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Notes to Financial Statements	December 31, 2014

1. Organization:

The Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2014, the Trust consists of the Praxis Intermediate Income Fund, the Praxis International Index Fund, the Praxis Value Index Fund, the Praxis Growth Index Fund, and the Praxis Small Cap Fund, (individually a “Fund”, collectively “the Funds”), the Praxis Genesis Conservative Portfolio, the Praxis Genesis Balanced Portfolio, and the Praxis Genesis Growth Portfolio, (individually a “Portfolio”, collectively “the Portfolios”). The Funds and Portfolios are also referred to individually as the Intermediate Income Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Fund, Conservative Portfolio, Balanced Portfolio, and Growth Portfolio in the financial statements. Each Fund and Portfolio is a diversified series of the Trust.

As of December 31, 2014, the Funds offer Class A and Class I Shares and the Portfolios offer Class A Shares. Each class of shares in a Fund or Portfolio has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, certain other class specific expenses and income, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price, except for the Intermediate Income Fund which has a maximum sales charge of 3.75 percent.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting year. Actual results could differ from those estimates.

Securities Valuation:

The Funds and Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the Funds, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established are reviewed by the Pricing Committee of the Funds and Portfolios (“Pricing Committee”) under general supervision of the Board of Trustees (the “Board”). Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materially affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board. Short-term debt securities of sufficient credit quality maturing in less than 61 days may be at amortized cost. The Portfolios’ investments in the Funds (the “Underlying Funds”) are valued at the closing net asset value per share.

In certain circumstances, the Praxis Mutual Funds Valuation Procedures (“Valuation Procedures”) contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Pricing Committee. In valuing restricted securities under the Valuation Procedures, the Pricing Committee will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Pricing Committee report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

The Pricing Committee has established a policy and methodology, which was approved by the Board, for pricing the Everence Community Investments notes held by several of the Praxis Funds. The methodology takes into consideration the fundamental quality of the notes, the nature and duration of restrictions on the disposition of the securities, and an evaluation of the forces that influence the market in which these securities are purchased and sold. Accordingly, the Pricing Committee applied discounts to the notes, for which there is not an active market, based on the credit quality, maturity, and liquidity characteristics of what the committee determined to be similar securities.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 —	quoted prices in active markets for identical securities

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 —	significant unobservable inputs (including the Funds’ and Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Trust determines transfers between fair value hierarchy levels at the reporting year end.

The aggregate value by input level, as of December 31, 2014 , for each Fund’s and Portfolio’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are as follows:

Intermediate Income Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Asset Backed Securities	$—	$14,151,653	$—	$14,151,653
Commercial Mortgage Backed Securities	—	18,306,502	—	18,306,502
Corporate Bonds	—	151,211,285	—	151,211,285
Corporate Notes	—	1,200,000	2,649,539	3,849,539
Foreign Bonds	—	8,640,971	—	8,640,971
Investment Company	3,722,196	—	—	3,722,196
Municipal Bonds	—	13,034,671	—	13,034,671
U.S. Government Agencies	—	181,323,080	—	181,323,080

Total Investments	$3,722,196	$387,868,162	$2,649,539	$394,239,897

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2014.

International Index Fund Valuation Inputs at Reporting Date

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks	$137,243,258	$31,739,300	$—	$168,982,558
Corporate Notes	—	600,000	1,000,565	1,600,565
Preferred Stocks	843,577	—	—	843,577
Warrants	—	2,315	—	2,315

Total Investments	$138,086,835	$32,341,615	$1,000,565	$171,429,015

During the year ended December 31, 2014, the Fund transferred $29,512,517 of securities from Level 1 to Level 2. As of December 31, 2014, the market value of these securities was $30,054,176. The transfers from Level 1 to Level 2 at the end of the year were the result of the Fund’s systematic application of the fair value trigger for international securities.

Value Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks	$124,539,766	$—	$—	$124,539,766
Corporate Notes	—	750,000	367,837	1,117,837

Total Investments	$124,539,766	$750,000	$367,837	$125,657,603

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2014.

Notes to Financial Statements, continued	December 31, 2014

Growth Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks	$172,490,118	$—	$—	$172,490,118
Corporate Notes	—	175,000	1,385,607	1,560,607

Total Investments	$172,490,118	$175,000	$1,385,607	$174,050,725

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2014.

Small Cap Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks	$58,257,996	$—	$—	$58,257,996
Corporate Notes	—	—	475,154	475,154

Total Investments	$58,257,996	$—	$475,154	$58,733,150

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2014.

Conservative Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Mutual Funds	$19,148,495	$—	$—	$19,148,495

Total Investments	$19,148,495	$—	$—	$19,148,495

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2014.

Balanced Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Mutual Funds	$57,664,905	$—	$—	$57,664,905

Total Investments	$57,664,905	$—	$—	$57,664,905

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2014.

Growth Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Mutual Funds	$49,720,614	$—	$—	$49,720,614

Total Investments	$49,720,614	$—	$—	$49,720,614

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2014.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Everence Community Investment Notes	Intermediate Income Fund	International Index Fund	Value Index Fund	Growth Index Fund	Small Cap Fund

Balance as of December 31, 2013	$3,896,087	$1,614,759	$1,133,074	$1,567,335	$753,968
Proceeds from Maturities	(1,227,500)	(606,000)	(758,500)	(175,000)	(275,000)
Cost of Purchases	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(19,048)	(8,194)	(6,737)	(6,728)	(3,814)

Balance as of December 31, 2014	$2,649,539	$1,000,565	$367,837	$1,385,607	$475,154

The following represents quantitative information about Level 3 fair value measurements:

Fund	Investment Type	Fair value at 12/31/2014	Valuation Technique(s)	Unobservable Inputs(s)*	Range

			Fundamental quality	Credit rating	AA
Intermediate Income Fund	Everence Community Investment Notes	$2,649,539	Nature and duration of restrictions on disposition	Discount for Lack of Marketability	0.50%

			Fundamental quality	Credit rating	AA
International Index Fund	Everence Community Investment Notes	$1,000,565	Nature and duration of restrictions on disposition	Discount for Lack of Marketability	0.50%

			Fundamental quality	Credit rating	AA
Value Index Fund	Everence Community Investment Notes	$367,837	Nature and duration of restrictions on disposition	Discount for Lack of Marketability	0.50%

			Fundamental quality	Credit rating	AA
Growth Index Fund	Everence Community Investment Notes	$1,385,607	Nature and duration of restrictions on disposition	Discount for Lack of Marketability	0.50%

			Fundamental quality	Credit rating	AA
Small Cap Fund	Everence Community Investment Notes	$475,154	Nature and duration of restrictions on disposition	Discount for Lack of Marketability	0.50%

Changes to any of these inputs may result in significant changes to fair value measurement as follows:

Unobservable Input(s)*	Increase in Inputs Impact to Valuation	Decrease in Inputs Impact to Valuation

Fundamental quality	Increase	Decrease

Nature and duration of restrictions on disposition	Decrease	Increase

*	Level 3 values are based on significant unobservable inputs that reflect the Pricing Committee’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Discounts applied for lack of marketability are taken after consideration of changes in other unobservable inputs used to value these securities.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are reflected in the Funds’ and Portfolios’ valuation no later than in the first business day following trade date. For financial reporting purposes, security transactions are accounted for on the trade date on the last business day of the reporting year. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

Allocations:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund or Portfolio are allocated proportionally among all Funds and Portfolios daily in relation to net assets of each Fund or Portfolio or another reasonable measure.

The Portfolios invest in other Praxis equity and fixed income Funds (the “Underlying Funds”) and, as a result, the Portfolios indirectly pay a portion of the operating expenses, including management fees of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are reflected as Acquired Fund Fees and Expenses (“AFFE”) in the Portfolios’ prospectus fee tables. Actual indirect expenses vary depending on how the Portfolio’s assets are allocated among the underlying investments.

Risks associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Notes to Financial Statements, continued	December 31, 2014

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the International Index Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting year, resulting from changes in the exchange rate.

Community Development Investments:

The Board has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission (“SEC”) an exemptive order that permits each of the Funds to invest a limited portion of its respective net assets in securities issued by Everence Community Investments, Inc. (“ECI”), an affiliate of the Adviser. ECI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the “ECI-Notes”). Assets raised through offerings of ECI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board and in compliance with the SEC’s exemptive order, would be permitted to invest up to 3 percent of its net assets in ECI-Notes. ECI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Adviser and the Board as being a beneficial way to carry out each Fund’s goals for stewardship investing at the community level. In addition, these investments are valued in accordance with procedures approved by the Board.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund and the Portfolios. Dividends from net investment income are declared and paid annually for the International Index Fund, the Value Index Fund, the Growth Index Fund, and the Small Cap Fund. To the extent the Portfolios invest in the Intermediate Income Fund and receive dividends, they will be paid monthly. Distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolios first learn of the dividend. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

It is each Fund’s and Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions available to investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld.

Redemption Fees:

The Funds and Portfolios will charge a redemption fee of two percent of the total redemption amount if a shareholder sells or exchanges shares after holding them for less than 30 days subject to certain exceptions and limitations described in the Prospectus. Amounts charged are included in Paid in Capital Transactions as disclosed in Note 6 to the Financial Statements.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2014 were as follows:

	Purchases	Sales

Intermediate Income Fund	$100,724,711	$61,554,652
International Index Fund	24,211,818	9,801,734
Value Index Fund	28,336,916	24,100,859
Growth Index Fund	32,133,192	30,294,833
Small Cap Fund	51,937,226	66,324,245
Conservative Portfolio	2,490,136	2,015,732
Balanced Portfolio	8,277,928	5,705,949
Growth Portfolio	7,163,746	4,228,670

4. Investment Transactions with Affiliates:

The Portfolios invest in the underlying Praxis Mutual Funds which are also advised by the Adviser. Therefore, the Underlying Funds are deemed affiliates, and the related activities in those investments were as follows:

	For the year ended December 31, 2014
Affiliate	Fair value at December 31, 2013	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend Income	Shares at December 31, 2014	Fair value at December 31, 2014

Praxis Genesis Conservative Portfolio
Praxis Intermediate Income Fund	$12,500,713	$1,727,349	$1,106,261	$(21,914)	$379,795	1,281,464	$13,455,374
Praxis Growth Index Fund	1,855,145	173,999	378,815	63,879	20,285	109,246	1,894,323
Praxis International Index Fund	1,395,816	270,190	169,473	6,389	32,793	141,143	1,395,904
Praxis Small Cap Fund	457,751	144,683	39,368	60,456	—	40,420	485,442
Praxis Value Index Fund	1,850,669	173,915	321,815	36,462	20,202	153,889	1,917,452

Total	$18,060,094	$2,490,136	$2,015,732	$145,272	$453,075	1,726,162	$19,148,495

	For the year ended December 31, 2014
Affiliate	Fair value at December 31, 2013	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend Income	Shares at December 31, 2014	Fair value at December 31, 2014

Praxis Genesis Balanced Portfolio
Praxis Intermediate Income Fund	$21,013,254	3,209,566	$1,560,478	$(30,955)	$646,087	2,212,001	$23,226,013
Praxis Growth Index Fund	9,552,071	872,833	1,681,260	255,119	107,135	577,445	10,012,892
Praxis International Index Fund	8,208,079	1,558,678	712,323	8,671	197,980	852,817	8,434,364
Praxis Small Cap Fund	5,388,231	1,764,490	363,627	733,589	—	487,851	5,859,092
Praxis Value Index Fund	9,536,737	872,361	1,388,261	118,579	106,662	813,206	10,132,544

Total	$53,698,372	$8,277,928	$5,705,949	$1,085,003	$1,057,864	4,943,320	$57,664,905

	For the year ended December 31, 2014
Affiliate	Fair value at December 31, 2013	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend Income	Shares at December 31, 2014	Fair value at December 31, 2014

Praxis Genesis Growth Portfolio
Praxis Intermediate Income Fund	$8,904,518	$1,409,999	$519,347	$(13,402)	$279,300	955,804	$10,035,938
Praxis Growth Index Fund	10,409,221	890,020	1,590,246	244,895	119,004	641,384	11,121,593
Praxis International Index Fund	9,360,347	1,699,447	623,039	(6,834)	228,058	982,324	9,715,189
Praxis Small Cap Fund	6,852,176	2,274,779	328,792	955,602	—	632,210	7,592,841
Praxis Value Index Fund	10,308,141	889,501	1,167,246	61,508	118,485	903,295	11,255,053

Total	$45,834,403	$7,163,746	$4,228,670	$1,241,769	$744,847	4,115,017	$49,720,614

Notes to Financial Statements, continued	December 31, 2014

5. Related Party Transactions:

Everence Capital Management, Inc. (the “Adviser”) provides investment advisory services to the Funds and Portfolios. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds and Portfolios as follows:

Intermediate Income Fund	0.40%
International Index Fund	0.60%
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Fund	0.85%
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

The Adviser has retained various Sub-Advisers to manage the investments of certain Funds under the terms of the Sub-Advisory Agreements. The Adviser (not the Funds) pays each Sub-Adviser a fee for these services. Aperio Group LLC serves as the Sub-Adviser to the International Index Fund and Luther King Capital Management Corporation serves as the Sub-Adviser to the Small Cap Fund.

The Adviser has entered into an expense limitation agreement until April 30, 2015. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of certain Funds and the Portfolios. Those Funds and Portfolios have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed the contractual expense limit in place at the time of the waiver and/or reimbursement and at the time of repayment, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

The contractual expense limits in place for the year ended December 31, 2014 were:

Intermediate Income Fund (Class A)	0.90%
International Index Fund (Class A)*	1.45%
Growth Index Fund (Class A)	1.04%
Small Cap Fund (Class A)	1.65%
Conservative Portfolio (Class A)	0.60%
Balanced Portfolio (Class A)	0.60%
Growth Portfolio (Class A)	0.60%

*	Pursuant to an amendment to the expense limitation agreement, the expense limitation that applies to International Index Fund was reduced from 1.65% to 1.45% effective April 30, 2014.

For the year ended December 31, 2014, the Adviser contractually waived investment advisory fees and/or reimbursed other operating expenses of the Funds and Portfolios as follows:

Intermediate Income Fund (Class A)	$2,575
Small Cap Fund (Class A)	1,183
Conservative Portfolio (Class A)	2,698

For the year ended December 31, 2014, the Advisor recouped investment advisory fees of the Funds and Portfolios as follows:

Growth Index Fund (Class A)	$39,556
Balanced Portfolio (Class A)	37,883
Growth Portfolio (Class A)	17,660

As of December 31, 2014, the Funds and Portfolios had the following amounts (and year of expiration) subject to repayment to the Adviser:

	Year Waived	Year Repayment Expires	Balance

Intermediate Income Fund	2012	2015	$66,632
	2013	2016	39,015
	2014	2017	2,575

			$108,222

Small Cap Fund	2012	2015	$16,604
	2013	2016	14,524
	2014	2017	1,183

			$32,311

Conservative Portfolio	2012	2015	$7,324
	2013	2016	6,678
	2014	2017	2,698

			$16,700

Balanced Portfolio	2012	2015	$5,886

			$5,886

Growth Portfolio	2012	2015	$47,030
	2013	2016	21,201

			$68,231

JPMorgan Chase Bank, N.A. (“JPMorgan”) provides administrative and accounting services on behalf of the Trust. For these services, JPMorgan receives an annual fee, paid monthly, from each Fund and Portfolio.

U.S. Bancorp Fund Services LLC provides shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, U.S. Bancorp Fund Services LLC receives an annual fee, paid monthly, from each Fund and Portfolio.

BHIL Distributors, Inc. (“Distributor” and “Underwriter”) serves as the Funds’ and Portfolios’ principal Distributor and Underwriter and, as such, acts as exclusive agent for distribution of the Funds’ and Portfolios’ shares. Under the terms of the Underwriting Agreements between the Trust and the Underwriter, the Underwriter earned amounts from underwriting and broker commissions on the sale of shares as follows:

Intermediate Income Fund	$1,845
International Index Fund	1,397
Value Index Fund	2,035
Growth Index Fund	5,533
Small Cap Fund	1,833
Conservative Portfolio	5,585
Balanced Portfolio	22,186
Growth Portfolio	18,920

The Trust has adopted a Plan of Distribution “Rule 12b-1 Plan” under which each Fund and Portfolio may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan permits Class A Shares of the Funds and Portfolios to pay a 12b-1 fee of up to 0.50 percent of the average daily net assets attributable to Class A Shares of the applicable Fund and Portfolio, although the Board has currently authorized the Funds and Portfolios to charge no more than 0.25%. The Distributor may use the 12b-1 fee for shareholder servicing or distribution.

Under the terms of the Compliance and Financial Controls Service Agreements between the Trust and Beacon Hill Fund Services (“Beacon Hill”), Beacon Hill provides certain compliance and financial control services to the Trust, including developing and assisting in implementing a compliance program for the Trust, providing administrative support services to the Funds’ and Portfolios’ Compliance Program, providing the Chief Compliance Officer and providing the Chief Financial Officer. For these services, Beacon Hill receives a quarterly fee from each Fund and Portfolio.

Certain Officers of the Trust are affiliated with the Adviser, Distributor and/or JPMorgan. With the exception of the Chief Compliance Officer and the Chief Financial Officer, such officers are not paid any fees directly by the Funds or Portfolios for serving as Officers of the Trust.

The Chair of the Board of Trustees receives an annual retainer of $9,000. The Audit Committee Chair receives an annual retainer of $7,000. Each additional Independent Trustee receives an annual retainer of $6,000. The meeting attendance fee is $2,000 per

Notes to Financial Statements, continued	December 31, 2014

Trustee for each quarterly in-person meeting and $1,000 for telephonic Board meetings. The Trust paid $54,000 in aggregate Trustee fees during the year ended December 31, 2014.

6. Capital Share Transactions:

Transactions in shares of the Funds and Portfolios are summarized below:

	Praxis Intermediate Income Fund		Praxis International Index Fund
	Year Ended 31-Dec-14	Year Ended 31-Dec-13	Year Ended 31-Dec-14	Year Ended 31-Dec-13

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$18,836,663	$15,797,015	$3,656,590	$3,192,224
Dividends reinvested	1,493,127	1,769,191	326,602	252,938
Cost of shares redeemed	(17,023,565)	(27,832,055)	(4,006,423)	(3,909,637)
Redemption fees	2,692	3,908	1,175	892

Class A Share Transactions	$3,308,917	$(10,261,941)	$(22,056)	$(463,583)

Class I Shares:
Proceeds from shares issued	$66,714,226	$90,106,019	$32,872,118	$37,301,377
Dividends reinvested	4,760,965	4,527,307	2,095,455	1,639,574
Cost of shares redeemed	(41,415,913)	(58,608,804)	(19,560,655)	(23,832,830)
Redemption fees	1,707	837	289	1

Class I Share Transactions	$30,060,985	$36,025,359	$15,407,207	$15,108,122

Net increase (decrease) from capital transactions	$33,369,902	$25,763,418	$15,385,151	$14,644,539

Share Transactions:
Class A Shares:
Issued	1,798,114	1,499,786	346,513	321,309
Reinvested	142,462	168,770	32,990	23,840
Redeemed	(1,629,248)	(2,649,670)	(383,277)	(395,263)

Change in Class A Shares:	311,328	(981,114)	(3,774)	(50,114)

Class I Shares:
Issued	6,397,073	8,641,573	3,138,546	3,765,179
Reinvested	456,054	434,387	210,599	153,806
Redeemed	(3,968,016)	(5,600,890)	(1,836,706)	(2,350,124)

Change in Class I Shares:	2,885,111	3,475,070	1,512,439	1,568,861

Net increase (decrease) from share transactions	3,196,439	2,493,956	1,508,665	1,518,747

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Fund
	Year Ended 31-Dec-14	Year Ended 31-Dec-13	Year Ended 31-Dec-14	Year Ended 31-Dec-13	Year Ended 31-Dec-14	Year Ended 31-Dec-13

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,756,219	$3,586,156	$4,241,009	$4,612,744	$1,880,889	$2,300,259
Dividends reinvested	103,491	326,183	334,373	376,514	962,681	726,033
Cost of shares redeemed	(4,728,180)	(5,015,353)	(7,204,375)	(8,847,685)	(2,222,203)	(1,489,585)
Redemption fees	2,019	2,967	152	960	74	113

Class A Share Transactions	$(866,451)	$(1,100,047)	$(2,628,841)	$(3,857,467)	$621,441	$1,536,820

Class I Shares:
Proceeds from shares issued	$18,677,593	$23,700,673	$24,196,281	$13,804,230	$12,452,928	$12,103,273
Dividends reinvested	705,197	1,569,340	783,510	845,938	6,870,866	6,362,205
Cost of shares redeemed	(15,017,156)	(24,930,888)	(20,474,425)	(36,689,408)	(24,551,236)	(26,863,112)
Redemption fees	1,106	—	3,339	340	943	1,811

Class I Share Transactions	$4,366,740	$339,125	$4,508,705	$(22,038,900)	$(5,226,499)	$(8,395,823)

Net increase (decrease) from capital transactions	$3,500,289	$(760,922)	$1,879,864	$(25,896,367)	$(4,605,058)	$(6,859,003)

Share Transactions:
Class A Shares:
Issued	321,193	356,985	263,797	354,576	142,474	173,730
Reinvested	8,162	29,202	19,195	24,884	82,776	52,611
Redeemed	(397,469)	(494,936)	(449,610)	(674,689)	(171,627)	(117,083)

Change in Class A Shares:	(68,114)	(108,749)	(166,618)	(295,229)	53,623	109,258

Class I Shares:
Issued	1,587,421	2,450,325	1,468,820	1,030,219	915,822	906,943
Reinvested	56,012	141,382	44,746	55,654	565,038	446,472
Redeemed	(1,268,612)	(2,469,735)	(1,257,560)	(2,807,788)	(1,829,651)	(2,009,483)

Change in Class I Shares:	374,821	121,972	256,006	(1,721,915)	(348,791)	(656,068)

Net increase (decrease) from share transactions	306,707	13,223	89,388	(2,017,144)	(295,168)	(546,810)

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	Year Ended 31-Dec-14	Year Ended 31-Dec-13	Year Ended 31-Dec-14	Year Ended 31-Dec-13	Year Ended 31-Dec-14	Year Ended 31-Dec-13

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,247,788	$2,851,379	$7,738,709	$6,664,424	$5,898,483	$5,324,232
Dividends reinvested	535,320	568,242	1,322,198	1,302,708	908,858	959,596
Cost of shares redeemed	(2,076,881)	(3,081,972)	(6,183,959)	(4,485,960)	(3,946,922)	(3,599,480)
Redemption fees	14	160	192	190	144	536

Class A Share Transactions	$706,241	$337,809	$2,877,140	$3,481,362	$2,860,563	$2,684,884

Net increase (decrease) from capital transactions	$706,241	$337,809	$2,877,140	$3,481,362	$2,860,563	$2,684,884

Share Transactions:
Class A Shares:
Issued	198,287	258,389	605,671	557,486	429,532	420,904
Reinvested	46,999	51,558	102,467	109,205	64,605	76,449
Redeemed	(182,954)	(279,018)	(484,252)	(377,024)	(286,925)	(287,578)

Change in Class A Shares:	62,332	30,929	223,886	289,667	207,212	209,775

Net increase (decrease) from share transactions	62,332	30,929	223,886	289,667	207,212	209,775

Notes to Financial Statements, continued	December 31, 2014

7. Federal Income Tax Information:

The character of dividends paid to shareholders for federal income tax purposes during the latest years ended December 31, 2014 and 2013 was (as applicable) as follows:

	Praxis Intermediate Income Fund		Praxis International Index Fund		Praxis Value Index Fund
	2014	2013	2014	2013	2014	2013

From ordinary income	$10,958,395	$10,407,782	$3,988,205	$3,123,112	$1,261,100	$2,805,008
From long-term capital gains	—	290,081	—	—	—	—

Total distributions	$10,958,395	$10,697,863	$3,988,205	$3,123,112	$1,261,100	$2,805,008

	Praxis Growth Index Fund		Praxis Small Cap Fund
	2014	2013	2014	2013

From ordinary income	$1,618,724	$1,633,778	$—	$17,379
From long-term capital gains	—	—	7,958,981	7,172,465

Total distributions	$1,618,724	$1,633,778	$7,958,981	$7,189,844

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	2014	2013	2014	2013	2014	2013

From ordinary income	$349,748	$406,843	$807,461	$936,467	$526,232	$689,574
From long-term capital gains	290,170	176,248	965,664	488,620	846,307	425,846

Total distributions	$639,918	$583,091	$1,773,125	$1,425,087	$1,372,539	$1,115,420

The following information is computed on a tax basis for each item as of December 31, 2014:

	Praxis Intermediate Income Fund	Praxis International Index Fund	Praxis Value Index Fund

Tax cost of portfolio investments	$380,073,365	$157,015,064	$95,934,921

Gross unrealized appreciation	15,886,937	30,180,040	31,740,530
Gross unrealized depreciation	(1,720,406)	(15,767,744)	(2,017,848)

Net unrealized appreciation (depreciation)	14,166,531	14,412,296	29,722,682
Undistributed ordinary income	—	—	893,090
Undistributed long-term capital gains	—	—	2,931,182
Capital loss carryforward	(89,170)	(5,077,198)	—
Post-October losses	(27,211)	(453,064)	—
Other temporary differences	—	—	—

Accumulated earnings (deficit)	$14,050,150	$8,882,034	$33,546,954

		Praxis Growth Index Fund	Praxis Small Cap Fund

Tax cost of portfolio investments		$113,663,576	$43,444,581

Gross unrealized appreciation		60,711,270	15,782,223
Gross unrealized depreciation		(322,764)	(493,654)

Net unrealized appreciation (depreciation)		60,388,506	15,288,569
Undistributed ordinary income		13,004	—
Undistributed long-term capital gains		—	2,577,265
Capital loss carryforward		(9,147,669)	—
Post-October losses		—	—
Other temporary differences		—	—

Accumulated earnings (deficit)		$51,253,841	$17,865,834

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio

Tax cost of portfolio investments	$17,516,488	$48,385,412	$39,591,159

Gross unrealized appreciation	1,653,953	9,490,143	10,420,156
Gross unrealized depreciation	(21,946)	(210,649)	(290,701)

Net unrealized appreciation (depreciation)	1,632,007	9,279,494	10,129,455
Undistributed ordinary income	727	5,235	26,556
Undistributed long-term capital gains	101,326	927,376	1,197,177
Post-October losses	—	—	—
Other temporary differences	—	—	—

Accumulated earnings (deficit)	$1,734,060	$10,212,105	$11,353,188

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales loss and nontaxable distributions, as well as investments in Passive Foreign Investment Companies.

As of the end of tax year ended December 31, 2014, the following Funds have capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Amount	Expires

Growth Index Fund	$5,331,513	2016
	3,816,156	2017

	$9,147,669

Post-effective CLCFs not subject to expiration:

	Short Term CLCF	Long Term CLCF

Intermediate Income Fund	$89,170	$—

International Index Fund	$3,179,928	$1,897,270

During the year ended December 31, 2014 the Intermediate Income Fund, Value Index Fund and Growth Index Fund utilized $506,047, $5,241,728 and $5,709,756 of capital loss carryfowards, respectively.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, sales of investments with nontaxable distributions, net investment losses and sales of contributed securities. These reclassifications have no impact on the net assets or the net asset value per share of the Funds and Portfolios and are designed to present each Fund’s or Portfolio’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds and Portfolios for the year ended December 31, 2014:

	Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)

Intermediate Income Fund	$(59,435)	$695,591	$(636,156)
International Index Fund	(39,988)	60,345	(20,357)
Value Index Fund	(5,392)	(35,391)	40,783
Growth Index Fund	(120,390)	(24,495)	144,885
Small Cap Fund	(270,507)	270,507	—
Conservative Portfolio	—	153	(153)
Balanced Portfolio	—	153	(153)
Growth Portfolio	—	212	(212)

The Funds and Portfolios have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2011 through 2014) and have concluded that no provision for income tax is required in their financial statements.

8. Commitments and Contingencies

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s and Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund or Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

9. Subsequent Events

The Funds and Portfolios evaluated subsequent events from December 31, 2014 through the date these financial statements were issued. There were no significant events that would have a material impact on the Funds’ and Portfolios’ financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of Praxis Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Praxis Mutual Funds (comprising the Praxis Intermediate Income Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio) (collectively, the “Funds”) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Praxis Mutual Funds at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 25, 2015

Additional Fund Information (unaudited)	December 31, 2014

Praxis Intermediate Income Fund

Security Allocation	Percentage of Net Assets
Asset Backed Security	3.5%
Commercial Mortgage Backed Security	4.5%
Corporate Bond	37.3%
Corporate Note	1.0%
Foreign Bond	2.1%
Municipal Bond	3.2%
Federal Farm Credit Bank	0.5%
Federal Home Loan Bank	4.0%
Federal Home Loan Mortgage Corp.	19.2%
Federal National Mortgage Association	19.6%
Government National Mortgage Association	0.5%
Overseas Private Investment Corp.	0.8%
Small Business Administration	0.1%
Mutual Funds	0.9%

Total	97.2%

Praxis International Index Fund

Security Allocation	Percentage of Net Assets
Australia	5.9%
Austria	0.1%
Belgium	0.4%
Brazil	1.9%
Canada	7.6%
Chile	0.4%
China	3.3%
Colombia	0.6%
Denmark	0.9%
Finland	0.5%
France	6.4%
Germany	6.2%
Greece	0.1%
Hong Kong	3.3%
Hungary	0.1%
India	1.8%
Indonesia	0.9%
Ireland	1.2%
Israel	0.6%
Italy	1.4%
Japan	15.2%
Jersey	0.2%
Mexico	1.4%
Netherlands	2.1%
Norway	0.6%
Portugal	0.1%
Russia	0.2%
Singapore	2.2%
South Africa	0.7%
South Korea	2.6%
Spain	2.4%
Sweden	2.6%
Switzerland	7.2%
Taiwan	2.8%
Turkey	0.4%
United Kingdom	13.1%
United States	0.6%
Corporate Note	0.9%
Preferred Stock	0.5%
Warrant**	0.0%

Total	99.4%

Praxis International Index Fund

Security Allocation	Percentage of Net Assets
Banks	16.9%
Pharmaceuticals	7.6%
Insurance	5.8%
Oil, Gas & Consumable Fuels	4.9%
Diversified Telecommunication Services	4.4%
Metals & Mining	4.0%
Wireless Telecommunication Services	3.8%
Chemicals	3.1%
Automobiles	3.1%
Semiconductors & Semiconductor Equipment	2.7%
Real Estate Management & Development	2.6%
Machinery	2.4%
Capital Markets	2.2%
Media	2.2%
Road & Rail	1.8%
Food & Staples Retailing	1.7%
Food Products	1.7%
Electrical Equipment	1.6%
Multi-Utilities	1.5%
Auto Components	1.4%
Electronic Equipment, Instruments & Components	1.3%
Software	1.2%
Electric Utilities	1.2%
Industrial Conglomerates	1.1%
Construction & Engineering	1.1%
Internet Software & Services	1.0%
Technology Hardware, Storage & Peripherals	1.0%
Hotels, Restaurants & Leisure	0.9%
Community Development	0.9%
Personal Products	0.9%
Health Care Equipment & Supplies	0.9%
Specialty Retail	0.9%
Textiles, Apparel & Luxury Goods	0.8%
Trading Companies & Distributors	0.8%
Household Durables	0.8%
Household Products	0.8%
Construction Materials	0.7%
Professional Services	0.7%
Health Care Providers & Services	0.7%
IT Services	0.6%
Communications Equipment	0.6%
Energy Equipment & Services	0.5%
Air Freight & Logistics	0.5%
Water Utilities	0.4%
Diversified Financial Services	0.4%
Building Products	0.4%
Transportation Infrastructure	0.4%
Airlines	0.3%
Real Estate Investment Trusts (REITs)	0.3%
Multiline Retail	0.3%
Beverages	0.3%
Commercial Services & Supplies	0.3%
Biotechnology	0.2%
Life Sciences Tools & Services	0.2%
Containers & Packaging	0.2%
Paper & Forest Products	0.2%
Internet & Catalog Retail	0.1%
Independent Power and Renewable Electricity Producers	0.1%
Marine**	0.0%
Other Assets Less Liabilities	0.6%

Total	100.0%

Additional Fund Information (unaudited), continued	December 31, 2014

Praxis Value Index Fund

Security Allocation	Percentage of Net Assets
Common Stock	98.7%
Corporate Note	0.9%

Total	99.6%

Praxis Growth Index Fund

Security Allocation	Percentage of Net Assets
Common Stock	98.9%
Corporate Note	0.9%

Total	99.8%

Praxis Small Cap Fund

Security Allocation	Percentage of Net Assets
Common Stock	94.8%
Corporate Note	0.8%

Total	95.6%

Praxis Genesis Conservative Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.1%

Praxis Genesis Balanced Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.1%

Praxis Genesis Growth Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.1%

Additional Fund Information (unaudited), continued	December 31, 2014

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period* 7/1/2014-12/31/2014	Expense Ratio During Period** 7/1/2014-12/31/2014

Praxis Intermediate Income Fund
Class A	$1,000.00	$1,015.30	$4.57	0.90%
Class I	1,000.00	1,017.40	2.49	0.49%
Praxis International Index Fund
Class A	1,000.00	908.00	5.87	1.22%
Class I	1,000.00	909.80	3.47	0.72%
Praxis Value Index Fund
Class A	1,000.00	1,043.80	4.12	0.80%
Class I	1,000.00	1,045.80	2.11	0.41%
Praxis Growth Index Fund
Class A	1,000.00	1,072.00	4.28	0.82%
Class I	1,000.00	1,073.90	1.99	0.38%
Praxis Small Cap Fund
Class A	1,000.00	968.80	8.19	1.65%
Class I	1,000.00	971.90	4.82	0.97%
Praxis Genesis Conservative Portfolio
Class A	1,000.00	1,013.80	3.05	0.60%
Praxis Genesis Balanced Portfolio
Class A	1,000.00	1,008.30	3.04	0.60%
Praxis Genesis Growth Portfolio
Class A	1,000.00	1,004.70	3.13	0.62%

* Expenses are equal to average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

Additional Fund Information (unaudited), continued	December 31, 2014

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Praxis Mutual Fund’s expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period* 7/1/2014-12/31/2014	Expense Ratio During Period** 7/1/2014-12/31/2014

Praxis Intermediate Income Fund
Class A	$1,000.00	$1,020.67	$4.58	0.90%
Class I	1,000.00	1,022.74	2.50	0.49%
Praxis International Index Fund
Class A	1,000.00	1,019.06	6.21	1.22%
Class I	1,000.00	1,021.58	3.67	0.72%
Praxis Value Index Fund
Class A	1,000.00	1,021.17	4.08	0.80%
Class I	1,000.00	1,023.14	2.09	0.41%
Praxis Growth Index Fund
Class A	1,000.00	1,021.07	4.18	0.82%
Class I	1,000.00	1,023.29	1.94	0.38%
Praxis Small Cap Fund
Class A	1,000.00	1,016.89	8.39	1.65%
Class I	1,000.00	1,020.32	4.94	0.97%
Praxis Genesis Conservative Portfolio
Class A	1,000.00	1,022.18	3.06	0.60%
Praxis Genesis Balanced Portfolio
Class A	1,000.00	1,022.18	3.06	0.60%
Praxis Genesis Growth Portfolio
Class A	1,000.00	1,022.08	3.16	0.62%

* Expenses are equal to average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

Additional Fund Information (unaudited), continued	December 31, 2014

Proxy Voting:

The Adviser and Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds and Portfolios. A description of the policies and procedures that the Adviser and Sub-Advisers use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of portfolio investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Dividends Received Deduction:

For corporate shareholder, the following ordinary dividends paid during the year ended December 31, 2014 qualify for the corporate dividends received deduction:

Value Index Fund	100.0%
Growth Index Fund	100.0%
Conservative Portfolio	11.6%
Balanced Portfolio	26.5%
Growth Portfolio	45.1%

Qualified Dividend Income:

The funds designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-div for the calendar year 2014.

Foreign Tax Credit:

The International Index Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2014, the foreign tax credit for the Fund was $129,644 or $0.0074 per outstanding share.

Additional Fund Information (unaudited), continued	December 31, 2014

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

At its November 14, 2014 meeting, the Funds’ Board of Trustees, which is comprised of a majority of Independent Trustees, unanimously approved a one-year renewal of each Fund’s Advisory Agreement. Also at that meeting, the Board approved a one-year renewal of the Sub-Advisory Agreements for the International Index Fund and the Small Cap Fund. In this section, the Advisory and Sub-Advisory Agreements are referred to as the “Agreements.”

In reaching its decision to approve the renewals, the Trustees considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual contract review process, which included meetings in October and November 2014. The Trustees reviewed and evaluated all of this information and considered factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The Board considered each Fund and each Agreement separately. The Board’s conclusions with respect to the renewals were based in part on the Board’s evaluation of the Agreements in prior years and their experience with the nature and quality of services provided under the Agreements in prior years. The Board’s decision to renew the Agreements was not based on any single factor, and individual Trustees may have weighed certain factors differently. The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that the Funds’ shareholders have chosen to invest in the Funds.

INVESTMENT ADVISORY AGREEMENT WITH EVERENCE CAPITAL MANAGEMENT, INC.

In approving the continuation of the Investment Advisory Agreement between each of the Funds and Everence Capital Management, Inc. (the “Adviser”), the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of services the Adviser provides to the Funds. Among other things, the Board considered the Adviser’s experience in serving as investment adviser of the Funds, including the experience of senior personnel at the Adviser providing services to the Funds. The Board also considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, in overseeing the Sub-Advisers’ compliance with the Funds’ investment objectives and policies, and its responsiveness in implementing Board directives as they relate to the Funds. In addition, the Board considered the Adviser’s track record and experience providing portfolio management services to the Funds that do not have Sub-Advisers. The Board also considered that the Adviser is responsible for the stewardship investing screening process for the Funds, develops and carries out shareholder advocacy on behalf of the Funds, and oversees community investing by the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Funds by the Adviser.

Investment Performance of the Funds and Everence

In evaluating each Fund’s investment performance, the Board considered performance in light of the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus. The Board reviewed historical performance information for the Funds, and considered each Fund’s historical performance relative to its benchmark and peer group. The Board also considered the impact of SRI Criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, among other conclusions, the Board reached the following conclusions with regard to performance, for the periods ended September 30, 2014, for the Funds that do not have Sub-Advisers: Intermediate Income Fund: the Fund’s gross performance exceeded its benchmark for the one-, three- and five-year periods, and measured against its peer group, Class A ranked between the 72nd and 77th percentiles and Class I ranked between the 58th and 67th percentiles over those periods; Value Index Fund: the Fund’s gross performance exceeded its benchmark for the one-year period although it trailed its benchmark for the three- and five-year periods, and measured against its peer group, Class A ranked between the 26th and 61st percentiles and Class I ranked between the 17th and 41st percentiles over those periods; Growth Index Fund: the Fund’s gross performance exceeded its benchmark for the one-, three-and five-year periods, and measured against its peer group, Class A ranked between the 9th and 30th percentiles and Class I ranked between the 7th and 20th percentiles over those periods; Conservative Portfolio: the Fund’s gross performance exceeded its market benchmark for the one- and three-year periods and, measured against its peer group, was in the 51st and 74th percentile, respectively, for the one- and three-year periods; Balanced Portfolio: the Fund’s gross performance trailed its market benchmark for the one- and three-year periods and, measured against its peer group, was in the 75th and 80th percentile, respectively, for the one- and three-year periods; and Growth Portfolio: the Fund’s gross performance trailed its market benchmark for the one- and three-year periods and, measured against its peer group, was in the 67th and 77th percentile, respectively, for the one- and three-year periods.

Costs of Services and Profitability of Everence and Affiliates

The Board then reviewed information regarding the costs of providing the advisory services to the Funds and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser addressed the Board’s questions regarding guidelines for manager selection, fund-related expenses, expense allocations and compensation levels and expense waivers and reimbursements. In its review of the Funds’ total and net expenses, the Board considered the Adviser’s fees, as well as other Fund expenses, such as transfer agent, custodial, legal, compliance and audit fees. The Board also noted the effects of any

Additional Fund Information (unaudited), continued	December 31, 2014

current expense waivers and reimbursements on fees and expense levels, as well as proposed changes to the current expense limitations and the duration of those waivers and reimbursements. As part of its review, the Board considered the expense ratios and profitability information by Fund compared with peer group fund expense ratios. In addition, the Board reviewed the fee structures and other information provided by the Adviser regarding its services to other clients. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to each Fund of the services provided to the Fund by the Adviser were fair.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of Fund shareholders. The Adviser represented to the Board that it would consider breakpoints as the Funds grow in size. The Board then considered the information provided regarding the expense levels of peer group funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board acknowledged the Adviser’s statement that current asset levels did not warrant breakpoints at this time.

Other Benefits

The Board discussed the extent to which the Adviser and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from the Adviser’s relationship with the Funds. The Board noted that the Adviser does not generate soft dollar credits on Fund brokerage transactions. The Board also considered other potential benefits to the Adviser and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided.

SUB-INVESTMENT ADVISORY AGREEMENT WITH APERIO GROUP, LLC

In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Aperio Group, LLC (“Aperio”), with respect to portfolio management of Praxis International Index Fund, the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Aperio provides to the International Index Fund. Among other things, the Board considered Aperio’s experience in providing the investment strategy used by the Fund and in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Aperio providing portfolio management and other services to the Funds. The Board considered Aperio’s compliance capabilities, its compliance record with respect to the International Index Fund, and the quality of communication among the Adviser, Aperio and the Board. The Board also considered Aperio’s compliance with the Fund’s investment objective and policies, and its responsiveness in implementing Board directives as they relate to the Fund. In addition, the Board considered Aperio’s track record and experience providing portfolio management services to the Fund. The Board also considered Aperio’s responsiveness in addressing Board questions and requests. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the International Index Fund by Aperio.

Investment Performance of the International Index Fund and Aperio

The Board reviewed historical performance data for the International Index Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of SRI criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, for the periods ended September 30, 2014, the Fund’s gross performance exceeded its benchmark for the one- and three-year periods and, measured against its peer group, Class A was in the 56th and 84th percentile, respectively, and Class I was in the 46th and 72nd percentile, respectively for those periods.

Costs of Services and Profitability of Aperio and Affiliates

The Board considered the costs of the services provided by Aperio to the International Index Fund and the profits to be realized by Aperio and its affiliates from their relationship with the International Index Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Index Fund of the services provided by Aperio were fair.

Economies of Scale

The Board noted that Aperio’s sub-advisory fee schedule currently incorporates breakpoints.

Other Benefits

The Board considered the extent to which Aperio or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Aperio’s relationship with the International Index Fund. Within the context of its overall determinations regarding the Agreements, the Board concluded that Aperio did not derive material benefits from its relationship with the International Index Fund other than its sub-advisory fees.

Additional Fund Information (unaudited), continued	December 31, 2014

SUB-INVESTMENT ADVISORY AGREEMENT WITH LUTHER KING CAPITAL MANAGEMENT

In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management Corporation and Luther King Capital Management Corporation (“Luther King Capital Management”), with respect to portfolio management of the Praxis Small Cap Fund, the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Luther King Capital Management provides to the Small Cap Fund. Among other things, the Board considered Luther King Capital Management’s experience in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Luther King Capital Management providing portfolio management and other services to the Funds. The Board considered Luther King Capital Management’s compliance capabilities, its compliance record with respect to the Small Cap Fund, and the quality of communication among the Adviser, Luther King Capital Management and the Board. The Board also considered Luther King Capital Management’s compliance with the Fund’s investment objective and policies, and its responsiveness in implementing Board directives as they relate to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Small Cap Fund by Luther King Capital Management.

Investment Performance of the Small Cap Fund and Luther King Capital Management

The Board reviewed historical performance data for the Small Cap Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of SRI criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, for the periods ended September 30, 2014, the Fund’s gross performance trailed its benchmark for the one-, three- and five-year periods, and measured against its peer group, Class A ranked between the 75th and 98th percentiles and Class I ranked between 61st and 95th percentiles over those periods. The Board noted Luther King’s explanation for the Fund’s underperformance and steps that Luther King is taking to address performance.

Costs of Services and Profitability of Luther King Capital Management and Affiliates

The Board considered the costs of the services provided by Luther King Capital Management to the Small Cap Fund and the profits to be realized by Luther King Capital Management and its affiliates from their relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Small Cap Fund of the services provided by Luther King Capital Management were fair.

Economies of Scale

The Board noted that Luther King Capital Management’s sub-advisory fee schedule does not incorporate breakpoints. The Board also acknowledged Luther King Capital Management’s statement that the current fee schedule reflects existing economies of scale.

Other Benefits

The Board considered the extent to which Luther King Capital Management or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Luther King Capital Management’s relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Luther King Capital Management did not derive material benefits, other than its sub-advisory fees and potentially, certain soft dollar arrangements, from its relationship with the Small Cap Fund.

Management of the Trust (unaudited)

Listed below is basic information regarding the Trustee and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling (800) 977-2947.

Management of the Trust

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee

Interested Trustees[1]

Kenneth D. Hochstetler 1110 North Main Street Goshen, IN 46528 Age: 53	Trustee, Indefinite, since 11/14/14	President and CEO of Everence Financial (September 2014 - Present); Senior Executive Vice President, Univest Corporation 1992 - September 2014	8	N/A

[1] These Trustees are “interested” persons under the Investment Company Act of 1940 because of their affiliation with the Adviser.

Independent Trustees

Karen Klassen Harder, Ph.D. 1110 North Main Street Goshen, IN 46528 Age: 58	Trustee, Indefinite, since 12/2/93	Professor, Bluffton University (September 2001 - present)	8	N/A

R. Clair Sauder 1110 North Main Street Goshen, IN 46528 Age: 71	Trustee, Indefinite, since 6/30/02	Retired; Partner, Encore Enterprises, LLC, retail home furnishings (May 2001 - October 2008); Partner, C&D Enterprises Unlimited, commercial real estate (1982 - present)	8	N/A

Dwight L. Short 1110 North Main Street Goshen, IN 46528 Age: 69	Trustee, Indefinite, since 12/31/13	Retired Financial Advisor from Merrill Lynch/BAC; Consultant to organizations on Biblically Responsible Investing, DLS Consulting, Inc.	8	N/A

Candace L. Smith 1110 North Main Street Goshen, IN 46528 Age: 56	Trustee, Indefinite, since 11/16/07	COO MicroVest Capital Management LLC (2011 - present); CFO MicroVest Capital Management LLC (2005 - 2011); Investment Committee Member, CleanTech Fund LP (2004 - 2008)	8	N/A

Don E. Weaver 1110 North Main Street Goshen, IN 46528 Age: 52	Trustee, Indefinite, since 5/21/07	Chief Risk Officer, Koch Fertilizer, LLC (2012 - present); CFO, Hesston College (2006 - 2012); CIO, Koch Industries and Flint Hills Resources (1987 - 2006)	8	N/A

Management of the Trust (unaudited), continued

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

Officers

David C. Gautsche 1110 North Main Street Goshen, IN 46528 Age: 51	President, Indefinite, since 11/17/08	Senior Vice President, Everence Financial (2008 - Present); Regional Vice President, Everence Financial (1999 - 2008)

Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Age: 58	Vice President, Secretary, Indefinite, since 12/2/93	Vice President of Financial Services Operations, Everence Financial (1981 - present); President, Everence Securities, Inc. (2004 - present); OSJ Principal, ProEquities, Inc., a broker-dealer (1994 - Present); Assistant Secretary, Everence Financial (1990 - Present)

Trent M. Statczar 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 43	Treasurer, Indefinite, since 1/1/09	Director, Beacon Hill Fund Services, Inc. 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

George L. Stevens 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 63	Chief Compliance Officer, Indefinite, since 1/1/09	Director, Beacon Hill Fund Services, Inc. 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

For more information about the Praxis Mutual Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:

The Praxis Mutual Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s or Portfolio’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ or Portfolio’s performance during their last fiscal year.

Statement Of Additional Information (SAI):

The SAI provides more detailed information about the Praxis Mutual Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the funds or Portfolios, by contacting the broker that sells the Praxis Mutual Funds, or by contacting the Praxis Mutual Funds at:

Praxis Mutual Funds

c/o U.S. Bancorp Fund Services LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone: 1-800-977-2947

Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Praxis Mutual Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

•	For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.

•	Free from the Commission’s Web site at http://www.sec.gov.

(1)	The Funds’ site is not a part of this prospectus.

Investment Company Act file no. 811-08056

Praxis Mutual Funds

c/o U.S. Bancorp Fund Services LLC

P.O. Box 701

Milwaukee, WI 53201-0701

2150034

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. R. Clair Sauder is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. Audit fees totaled $134,000 for the December 31, 2014 fiscal year and $128,800 for the December 31, 2013 fiscal year, including fees associated with the annual audit and filing of the registrant’s Form N-SAR.

(b)	Audit-Related Fees. There were audit-related fees of $0 for the December 31, 2014 fiscal year and $0 for the December 31, 2013 fiscal year related to consent fees for two N-14 filings.

(c)	Tax Fees. Tax fees totaled $49,950 for the December 31, 2014 fiscal year and $48,850 for the December 31, 2013 fiscal year and consisted of fees for tax compliance services during both years.

(d)	All Other Fees. There were no other fees for the December 31, 2014 or December 31, 2013 fiscal years.

(e) (1)	Audit Committee Pre-Approval Policies.

(A)	Audit Services

Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement. (see also “delegation” below.)

(B)	Permissible Non-Audit Services

The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render “permissible non-audit services” to the funds. (a “permissible non-audit service” is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an “adviser-affiliated service provider”), employ the funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor’s independence. (see also “delegation” below.) pre-approval by the committee of non-audit services is not required so Long as:

(1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

(C)	Delegation

The committee may delegate to one or more of its members (“delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds’ periodic reports and other documents as required under the federal securities laws.

(e)	(2) 0.0% for fiscal years ended December 31, 2014 and December 31, 2013.

(f)	Not applicable

(g)	The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $72,588 for the December 31, 2014 fiscal year and $54,476 for the December 31, 2013 fiscal year.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not applicable.

Item 10.	Submission Of Matters To A Vote Of Security Holders.

Not applicable.

Item 11.	Controls And Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.
(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Praxis Mutual Funds

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Gautsche
David Gautsche
President and Chief Executive Officer
March 6, 2015

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 6, 2015